UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-6322

Exact name of registrant as specified in charter:	Delaware Pooled Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

1

Item 1. Reports to Stockholders

Delaware Pooled Trust

Annual Report 2007	October 31, 2007
U.S. Equities	International Equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The All-Cap Growth Equity Portfolio	The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio	The Emerging Markets Portfolio
The Mid-Cap Growth Equity Portfolio	The Global Real Estate Securities Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio	International Fixed Income
The Smid-Cap Growth Equity Portfolio	The Global Fixed Income Portfolio
The Real Estate Investment Trust Portfolio II	The International Fixed Income Portfolio

U.S. Fixed Income
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Contents
Portfolio objectives	2
The Large-Cap Value Equity Portfolio	5
The All-Cap Growth Equity Portfolio	9
The Large-Cap Growth Equity Portfolio	13
The Mid-Cap Growth Equity Portfolio	17
The Small-Cap Growth Equity Portfolio	21
The Focus Smid-Cap Growth Equity Portfolio	25
The Smid-Cap Growth Equity Portfolio	29
The Real Estate Investment Trust Portfolio II	33
The Intermediate Fixed Income Portfolio	37
The Core Focus Fixed Income Portfolio	41
The High-Yield Bond Portfolio	45
The Core Plus Fixed Income Portfolio	48
The International Equity Portfolio	53
The Labor Select International Equity Portfolio	57
The Emerging Markets Portfolio	60
The Global Real Estate Securities Portfolio	65
The Global Fixed Income Portfolio	69
The International Fixed Income Portfolio	73
Disclosure of Portfolio expenses	76
Sector allocations, country allocations, top 10 holdings,
and credit quality breakdowns	78
Financial statements	91
Financial highlights	165
Notes to financial statements	183
Report of independent registered
public accounting firm	201
Other Fund information	202
Board of trustees/directors and officers addendum	215

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of Sept. 30, 2007, Delaware Investments managed more than $160 billion on behalf of individuals and institutions. The breadth and sophistication of services offered by Delaware Investments typically enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters.

Delaware Investments provides equity and fixed income portfolio management, as well as balanced portfolios, retirement plans, and related non-discretionary trust services. Delaware Management Company, a series of Philadelphia-based Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for International Equity,* Labor Select International Equity, Emerging Markets,* Global Fixed Income,* and International Fixed Income Portfolios.*

Shareholder Services

Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments (as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call the toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read the prospectus carefully before you invest or send money. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

*Closed to new investors.

©2007 Delaware Distributors, L.P.	2007 Annual Report • Delaware Pooled Trust

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. The Portfolio invests primarily in the equity securities of medium-sized companies that we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those companies whose market capitalizations fall within the range represented by the Russell Midcap Growth Index at the time of purchase.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies we believe have the potential for high earnings growth. For purposes of this Portfolio, we consider small-capitalization companies to be those that generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase).

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500 Growth Index.

The Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those whose market capitalizations fall within the range represented in the Russell 2000 Growth Index at the time of the Portfolio’s investment and mid-capitalization companies to be those whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Portfolio’s investment.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry. The Real Estate Investment Trust Portfolio shares the same investment objective and strategies and is closed to new investors.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s Ratings Services (S&P) or similarly rated by another nationally recognized statistical ratings organization (NRSRO); (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, or rated P-1 or P-2 by Moody’s, or that may be unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade securities, U.S. high yield securities, and international bonds.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income from outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from emerging countries. The Emerging Markets Portfolio is closed to new investors.

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors. The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in non-U.S. securities.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is closed to new investors.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States. The International Fixed Income Portfolio is closed to new investors.

Please see the Portfolios’ current prospectus, as supplemented, which contains important information regarding the portfolio managers for certain Portfolios. A copy of the prospectus may be obtained by calling 800 231-8002.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Portfolios that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions.

Portfolios that invest in small- and/or mid-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of a portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

Portfolio management review

Delaware Pooled Trust – The Large-Cap Value Equity Portfolio

Oct. 31, 2007

Despite a slowing economy, declining corporate earnings growth, and a weaker housing market, stocks performed generally well over the fiscal period ended Oct. 31, 2007, earning double-digit returns. During the first seven months of the period, equity prices rose steadily, interrupted by a sharp correction in late February and early March. This drop was a response to weaker-than-expected U.S. economic data that included initial signs of trouble related to mortgage lending.

However, conditions changed dramatically during the summer. Stock investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the slowing housing market. Falling home prices and rising interest rates triggered an increase in mortgage defaults. This situation led to substantial losses for home lenders as well as for financial institutions that had invested in securities backed by the riskiest loans — subprime debt. Lenders responded by dramatically tightening their borrowing requirements. A credit crunch resulted, and nervous investors fled the stock market between mid-July and mid-August. Several interest rate cuts from the Federal Reserve restored some confidence in the market, which did well in September but was flat in the period’s final month as worries about subprime-related losses persisted.

During the 12 months ended Oct. 31, 2007, The Large-Cap Value Equity Portfolio gained 8.49%. This performance trailed that of its benchmark, the Russell 1000 Value Index, which grew by 10.83% during the same time frame. For performance information, see the chart on page 6. (Source: Lipper)

Our significant underweighting in the strong-performing energy sector had a negative influence on results versus the benchmark. This group benefited from steadily rising commodity prices. Although a greater exposure to energy stocks would have been helpful, those names we did own, diversified energy producers ConocoPhillips and Chevron, generally did quite well. Another negative effect came from disappointing stock selection, most notably in the consumer discretionary and industrials sectors.

On the positive side, the Portfolio’s healthcare investments performed favorably. Merck was one of the top performers. While litigation related to the painkiller Vioxx has continued to be a major source of concern for investors, the drug maker has benefited from its strong pipeline of promising new products, and the company exceeded analysts’ relatively low earnings expectations. Also helping performance were our investments in technology, which is not a traditional value sector. Technology is a part of the market where we have found increasing opportunities in recent years. Hewlett-Packard, a maker of computers, printers, and other technological devices, performed particularly well during a successful turnaround under new leadership, which grew sales and earnings.

The Portfolio benefited from being significantly underweight in the financial sector, which was dragged down as a whole by the subprime mortgage crisis. This was no exception for several of our holdings, most notably Washington Mutual, which has considerable business tied to mortgage lending. Another disappointment was Huntington Bancshares — a Midwest-based bank that has been hurt by challenging interest rate conditions in recent years and by its exposure to the troubled U.S. auto industry. The consumer finance and credit card company Discover Financial Services also lagged. Spun off from Morgan Stanley in June, Discover was a recent addition to the Portfolio. Although we continue to have confidence in the company’s long-term value, the stock fell during the period, in part because investors were worried about consumers’ financial health.

The Portfolio was positioned defensively at the end of the fiscal period. Expecting a more challenging equity market environment ahead, we were favoring stocks with higher dividend yields, lower valuations and the likelihood of more predictable earnings over time. We were overweight in healthcare stocks, whose earnings have historically tended to be relatively stable even when the economy is weak, and underweight in cyclical (economically sensitive) sectors such as energy and industrials. Finally, we continued to focus on undervalued companies with strong balance sheets and the financial flexibility that can be valuable for investors during difficult economic times.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Portfolio management responsibilities for the Portfolio changed during the fiscal period. Current managers are listed in this document. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+8.49%	+12.74%	+13.92%	+7.60%	+11.72%

Portfolio profile
Oct. 31, 2007

Total net assets
$10 million

Number of holdings
33

Inception date
Feb. 3, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
Russell 1000 Value Index	$1,000,000	$2,391,681
The Large-Cap Value Equity Portfolio	$1,000,000	$2,080,841

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.15%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.68% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 1000 Value Index generally measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The All-Cap Growth Equity Portfolio

Oct. 31, 2007

Toward the end of 2006, the economy was continuing to expand, investors seemed optimistic, and inflation appeared to be under control. Stocks ascended through late February 2007, when they corrected in response to weaker-than-expected U.S. economic data that included initial signs of trouble related to subprime mortgage lending.

The decline reversed and equities started to rally again in mid-March. The upsurge continued through the middle of July, when new concerns arose about the subprime mortgage market. Falling home prices and rising interest rates triggered an increase in mortgage defaults. This situation led to substantial losses for home lenders as well as for financial institutions that had invested in securities backed by the riskiest loans — subprime debt. Lenders responded by dramatically tightening their borrowing requirements. A credit crunch resulted, and nervous investors fled the stock market between mid-July and mid-August. Several interest rate cuts from the Federal Reserve restored some confidence in the market, which did well in September but was flat in the period’s final month as worries about subprime-related losses persisted.

Against this backdrop, The All-Cap Growth Equity Portfolio returned +19.24% during the 12 months ended Oct. 31, 2007. This performance outpaced that of its benchmark, the Russell 3000 Growth Index, which returned +19.00% during the same time frame. For performance information, see the chart on page 10. (Source: Lipper)

During the market’s mid-summer decline, the Portfolio was significantly helped by our emphasis on companies with strong business models, substantial cash flows, high-quality balance sheets, and good growth potential independent of economic cycles. In contrast, our extremely limited exposure to basic materials, energy, and utility companies — areas of the market we regularly de-emphasize — detracted. These stocks’ strong gains during the period were closely tied to commodity prices.

Although we lacked much direct exposure to commodity prices, we did benefit from our position in IntercontinentalExchange, a commodity-oriented electronic global futures exchange whose profits have gone up as the company has become more dominant in its trading niche. Another very good performer was Research In Motion, maker of the widespread BlackBerry communication devices. The company continued to maintain its large lead in the enterprise market for delivering “push” email business customers and also has introduced well-received consumer-oriented “smart” phones. Also contributing to results was casino gaming company MGM Mirage, which rose in response to significant leveraged buyout activity in the gaming industry, an upward revaluation of the company’s valuable real estate properties, and an improved balance sheet, among other factors.

On the negative side, Select Comfort, a maker of high-end beds, underperformed. The company experienced several consecutive quarters of disappointing earnings, causing some investors to worry about the company’s long-term growth potential. Also lagging was Global Cash Access Holdings — a provider of cash products for the gaming industry — whose shares fell following a mediocre earnings report and a regulatory setback surrounding the introduction of its EDITH product. The new product, which is designed to further improve customers’ access to funds on the casino floor, had run into hurdles related to socially responsible gaming, which in turn has prompted questions about the extent of demand from casino operators. Additionally, recent senior management turnover has created further uncertainty at the company, which is currently being addressed.

Another laggard, online video rental service Netflix, was hurt by fierce competition from rival Blockbuster, although those fears eased as the period came to a close.

During the past fiscal year, we made no changes to our basic management strategy. We continued to look to invest in companies that we believed could continue to grow independent of broader economic trends. We were de-emphasizing consumer-oriented stocks, many of which we believed would suffer from such factors as rising energy prices and a weaker housing market. Generally, we remained defensively positioned — an appropriate stance in our view, given the likelihood of continued credit problems and stock market volatility.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The All-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	Lifetime
	+19.24%	+11.47%	+13.55%	-2.77%

Portfolio profile
Oct. 31, 2007

Total net assets
$3 million

Number of holdings
51

Inception date
March 31, 2000

Growth of $1,000,000

	Starting value (March 31, 2000)	Ending value (Oct. 31, 2007)
The All-Cap Growth Equity Portfolio	$1,000,000	$808,235
Russell 3000 Growth Index	$1,000,000	$795,091

Chart assumes $1,000,000 invested on March 31, 2000, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.06%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.89% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Large-Cap Growth Equity Portfolio

Oct. 31, 2007

Although the pace of U.S. economic growth in the fourth calendar quarter of 2006 continued to slow, optimism seemed to run high among stock market investors, who responded favorably to rising corporate profits and the Federal Reserve Board’s sideline stance.

At the end of February 2007, the subprime mortgage problem first materialized, raising investor concerns about mortgage default rates and the soundness of complex security structures such as collateralized debt obligations. As a consequence, investors shied away from risky investments. Both the bond and stock markets experienced sell-offs that continued into March.

Late in our fiscal year, market activity reflected a shift in investor sentiment, away from risk. This shift began in earnest in the third week of July as problems in the subprime mortgage market spilled over and created concerns about broader credit availability and a sharper focus on financial institutions holding credit portfolios. Although the market rebounded somewhat in the second half of August and in September, further worries about companies’ exposure to bad debts, along with signs of slowing corporate earnings, weighed on investor sentiment and led to declining stock valuations in the period’s final month.

For its fiscal year ended Oct. 31, 2007, the Portfolio returned +20.33%. By comparison, the Russell 1000 Growth Index advanced 19.23%. For the complete, annualized performance of The Large-Cap Growth Equity Portfolio, please see the table on page 14. (Source: Lipper)

Our broad investment approach remained consistent throughout the fiscal year. We did, however make a few major position changes in our portfolio. In November, for example, we sold a stock, Apollo Group, which had hurt the Portfolio’s performance and bought shares of IntercontinentalExchange and Research In Motion. The latter two stocks were positive contributors for the fiscal period.

Among holdings in the Portfolio at fiscal year end, Staples and SanDisk were underperformers. Staples, whose operating metrics appear to us to be better than its peer group, seemed to suffer from fears of a slowing domestic economy. Investors also currently seem to be generally wary of stocks with consumer exposure. We believe Staples can drive its margins higher in the United States over time, and believe the company also has a small but growing international business growth story that has yet to play out.

SanDisk’s performance suffered from pricing in the flash memory market. The company’s largest competitor, Samsung, was very aggressive, driving prices down much further than we expected. SanDisk’s stock has rebounded somewhat, and we believe it could continue to have an intellectual property lead as the next generation of flash products comes to market.

Research In Motion, a positive performer for the Portfolio, continues to enjoy a large lead in the enterprise market for delivering “push” e-mail to business customers’ handheld devices, which is still very under-penetrated, in our view. We believe the company has unique competitive advantages in its superior security and network infrastructure, which have broad support from information-technology (IT) managers. Another notable contributor was eBay. We believe investors are encouraged that management is focusing on core business improvements that could drive activity and revenues per user higher. The company’s PayPal business continues to show momentum and is finding opportunities with third-party merchants outside of the eBay network.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	Lifetime
	+20.33%	+11.52%

Portfolio profile
Oct. 31, 2007

Total net assets
$461 million

Number of holdings
28

Inception date
Nov. 1, 2005

Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2007)
Russell 1000 Growth Index	$1,000,000	$1,321,536
The Large-Cap Growth Equity Portfolio	$1,000,000	$1,243,585

Chart assumes $1,000,000 invested on Nov. 1, 2005, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.71%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007 through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.65% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Portfolio management review

Delaware Pooled Trust – The Mid-Cap Growth Equity Portfolio

Oct. 31, 2007

The U.S. economy continued to grow throughout the past year despite increasing signs of a slowdown. Business conditions remained generally favorable and corporate profits were solid. Although stocks gained overall, investors experienced several market downturns during the period largely because of the subprime mortgage crisis. In late June and into July, new concerns about the subprime mortgage market led to a credit crunch and forced the Federal Reserve to make several interest rate reductions.

Materials- and energy-related stocks were among the top-performing sectors in the Russell Midcap Growth Index. Energy stocks benefited from climbing oil prices, which surpassed $90 per barrel for the first time. In contrast, many consumer-related companies underperformed, and financial stocks fell behind the overall market because of worries about subprime loans.

Against this backdrop, The Mid-Cap Growth Equity Portfolio returned +19.76% for the fiscal year ended Oct. 31, 2007. The Portfolio’s performance benchmark, the Russell Midcap Growth Index, returned +19.72%. For performance information, see the chart on page 18. (Source: Lipper)

The vast majority of the Portfolio’s outperformance relative to our benchmark came from successful stock selection, as opposed to sector positioning. Because we tend to keep the Portfolio’s sector weightings relatively close to those of the Russell Midcap Growth Index, it’s relatively common for stock selection to have the most significant impact on our performance. During the past 12 months, we outperformed the index most significantly in the healthcare sector. We also saw favorable results from a number of our energy-related investments.

During the period, we made no dramatic changes to our sector allocations. We continued to try to identify what we consider to be the best available companies in our mid-cap investment universe, and found a variety of opportunities we believed offered good total return potential relative to their risk. For example, in April, we began adding a position in Amazon.com, which had invested heavily in its business at the expense of current earnings. That investment has recently begun to show better financial results and stock performance.

Many of our top-performing stocks were helped by a common theme — companies benefiting from rapid economic growth abroad. One example is Allegheny Technologies, a producer of high-quality industrial metal alloys. Allegheny was helped by strong worldwide demand for industrial materials as well as a falling U.S. dollar, which has made exports more attractive. China-based Focus Media, which displays video advertisements at high-traffic locations in China, also did well. Shares of casino operator Wynn Resorts rose on strong results from its new property in Macau. Elsewhere, we also benefited from our position in biotechnology company MedImmune, which we tendered when the company was purchased for a large premium by U.K.-based pharmaceutical maker AstraZeneca.

Starbucks was a notable disappointment after years of almost uninterrupted growth. Declining same-store sales and increasing costs weighed down its shares, and we sold our Starbucks position. Another underperformer was Sepracor, a pharmaceutical maker with profits that fell significantly short of Wall Street analysts’ estimates. The earnings shortfall stemmed from declining Medicare reimbursements for Xopenex — Sepracor’s asthma medication — and increased competition for its popular Lunesta insomnia drug. We exited the position at period end. A third laggard was our relatively small stake in online brokerage company E*Trade Financial. E*Trade’s shares fell sharply as a result of losses from exposure to subprime mortgage–related securities.

We own a number of what we believe are high-quality companies. These companies have been successfully taking market share from their competitors and providing solid financial results. We have maintained significant weightings in defensive sectors such as healthcare. We’re also somewhat overweighted in business services and technology stocks, which we believe are currently operating in a favorable overall environment.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Mid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective Oct. 17, 2007, Portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the Prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+19.76%	+14.58%	+16.13%	+9.77%	+10.16%

Portfolio profile
Oct. 31, 2007

Total net assets
$5 million

Number of holdings
67

Inception date
Feb. 27, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The Mid-Cap Growth Equity Portfolio	$1,000,000	$2,539,724
Russell Midcap Growth Index	$1,000,000	$2,219,392

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.01%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.93% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Small-Cap Growth Equity Portfolio

Oct. 31, 2007

The U.S. economy continued to grow throughout the fiscal year that ended on Oct. 31, 2007, despite volatile stock markets and increasing signs of a slowdown. Business conditions remained generally favorable despite slowing corporate profits. The U.S. stock market generally trended upward through mid-July, and then struggled this past summer as investors reacted to a credit crisis touched off by troubles related to subprime mortgage lending. The market recovered in September when the Federal Reserve cut the short-term fed funds rate by one-half percent on Sept. 18, but volatility returned before the fiscal year ended. For the 12 months ended Oct. 31, 2007, small-cap stocks as a group trailed the broad U.S. market, but growth-oriented small-cap investors fared much better, based on return of Russell-style indices.

The Small-Cap Growth Equity Portfolio was up for the year, with performance that exceeded the hypothetical returns of the benchmark Russell 2000 Growth Index. The Portfolio returned +22.01%, setting a strong pace against the benchmark index, which gained 16.73% (source: Russell). For performance information, see the chart on page 22.

Within the index, the consumer discretionary, healthcare, producer durables, and technology sectors led the market. Two of our top contributors were in the consumer discretionary category — Crocs and Shutterfly. Crocs is the maker of the popular and colorful resin footwear, and Shutterfly is an online publishing service that showed strong growth until the last month of the fiscal year.

We worked to identify common stocks of small, growth-oriented or emerging growth companies that we believed offered above-average opportunities for long-term price appreciation.

Financial services and technology stock groups were poor performers. Among our healthcare holdings, biotechnology company Telik was a weak performer for the year as the company was challenged by concerns about the feasibility of a cancer drug that was in development. Another disappointing holding and detractor from the Portfolio’s performance was Akamai Technologies, a content delivery company. Akamai’s stock was down, we believed, due to investor concerns over its ability to maintain pricing power in an increasingly competitive landscape. Because of these developments, we decided to sell both Telik and Akamai during the year.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Small-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective Oct. 17, 2007, Portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the Prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	Lifetime
	+22.01%	+13.84%	+15.80%	+11.71%

Portfolio profile
Oct. 31, 2007

Total net assets
$19 million

Number of holdings
76

Inception date
Sept. 15, 1998

Growth of $1,000,000

	Starting value (Sept. 15, 1998)	Ending value (Oct. 31, 2007)
The Small-Cap Growth Equity Portfolio	$1,000,000	$2,748,952
Russell 2000 Growth Index	$1,000,000	$2,019,115

Chart assumes $1,000,000 invested on Sept. 15, 1998, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.90%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.89% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Portfolio management review

Delaware Pooled Trust – The Focus Smid-Cap Growth Equity Portfolio

Oct. 31, 2007

The U.S. economy continued to expand at the end of 2006. The Federal Reserve’s sideline stance and tame inflation figures contributed to stocks ascent through late February 2007. The market reversed itself briefly in early March in response to weaker-than-expected U.S. economic data, a declining housing market, and troubling signs in the mortgage lending market.

Equities rallied in mid-March and continued to do well through the middle of July. Investors maintained a healthy appetite for risk. The ready availability of cheap capital fueled record merger and acquisition (M&A) activity, especially leveraged buyouts (LBOs), which are financed increasingly through debt. The strong M&A and LBO market was a significant factor driving share prices higher.

In July, however, new concerns arose about the subprime mortgage market. An increase in subprime defaults and big losses for financial institutions that invested in securities backed by risky home loans led to a credit crunch. A tightening in lenders’ borrowing requirements made it more difficult for companies and individuals to obtain investment capital. Stock markets fell significantly for several weeks, until the Fed stepped in with several interest rate reductions. We believe the moves restored investors’ confidence and helped equities rebound. But uncertainty persisted as the period was coming to a close, with large financial companies disclosing additional subprime-related losses.

Against this backdrop, The Focus Smid-Cap Growth Equity Portfolio returned +15.77% during the 12 months ended Oct. 31, 2007. This performance trailed that of its benchmark, the Russell 2500 Growth Index, which returned +20.36% during the same time frame. For performance information, see the chart on page 26. (Source: Lipper)

During the market’s mid-summer decline, the Portfolio was significantly helped by our emphasis on small- and mid-sized companies with strong business models, substantial cash flows, high-quality balance sheets, and good growth potential independent of economic cycles.

While this positioning allowed us to make up significant ground relative to our benchmark, unfortunately it wasn’t enough to make up for the Portfolio’s substantial underperformance in the second quarter of 2007, when highly leveraged and cyclical companies were enjoying much better relative results. Also hurting performance overall was our lack of exposure to basic materials, energy, and utility stocks — areas of the market we regularly deemphasize — whose strong gains during the period were closely tied to commodity prices.

On an individual basis, the Portfolio’s biggest individual detractor was Select Comfort, a maker of high-end beds. The company experienced several consecutive quarters of disappointing earnings, causing some investors to worry about the company’s long-term growth potential. Another disappointment was tax preparation company Jackson Hewitt Tax Services, which fell after a company franchisee allegedly filed fraudulent tax returns on behalf of clients. We strongly believe that this issue was limited to one franchisee and was not indicative of a systematic problem in the company. Also lagging was Global Cash Access Holdings — a provider of cash products for the gaming industry — whose shares fell following a mediocre earnings report and a regulatory setback surrounding the introduction of its EDITH product. The new product, which is designed to further improve customers’ access to funds on the casino floor, has run into hurdles related to socially responsible gaming, and in turn has prompted questions about the extent of demand from casino operators. Additionally, recent senior management turnover has created further uncertainty at the company, which is currently being addressed.

In contrast, the Portfolio’s performance was greatly helped by our position in commodity-oriented electronic global futures exchange IntercontinentalExchange, whose profits have gone up as the company has become more dominant in its trading niche. We sold this position in July because the stock’s valuation made it profitable to do so. Another good performer was Navteq, a maker of mapping software, whose shares rose after the company’s only competitor was bought out. The market concluded — correctly, it turns out — that Navteq as well would receive a takeover offer at a premium price. A third positive was for-profit education company Strayer Education, which investors rewarded for its continued strong earnings.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund Performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	Lifetime
	+15.77%	+12.53%	+9.00%

Portfolio profile
Oct. 31, 2007

Total net assets
$9 million

Number of holdings
24

Inception date
Dec. 1, 2003

Growth of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2007)
Russell 2500 Growth Index	$1,000,000	$1,625,318
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$1,401,447

Chart assumes $1,000,000 invested on Dec. 1, 2003, and reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.36%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.92% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 2500 Growth Index is an unmanaged index that generally measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Smid-Cap Growth Equity Portfolio

Oct. 31, 2007

Stock prices began the period on the rise last autumn. Late in 2006, the U.S. economy was continuing to expand, inflation appeared under control, and investors anticipated no imminent interest rate increases from the Federal Reserve. Stocks ascended through late February 2007, when they corrected in response to weaker-than-expected U.S. economic data that included initial signs of trouble related to mortgage lending.

The decline was short-lived and equities started to rally again in mid-March. Investors maintained a healthy appetite for risk. The ready availability of cheap capital fueled record merger and acquisition (M&A) activity, especially leveraged buyouts, which were financed increasingly through debt. The strong M&A and leveraged buyout market was a significant factor that drove share prices higher.

The market generally trended upward through mid-July, and then struggled this past summer as investors reacted to a credit crisis touched off by troubles related to subprime mortgage lending. The market recovered in September when the Federal Reserve cut the short-term fed funds rate by one-half percent on Sept. 18, but volatility returned before the fiscal year ended.

Against this backdrop, The Smid-Cap Growth Equity Portfolio returned +22.82% during the 12 months ended Oct. 31, 2007. This performance bettered that of its benchmark, the Russell 2500 Growth Index, which returned +20.36% during the same time frame. For performance information, see the chart on page 30. (Source: Lipper)

During the market’s mid-summer decline, the Portfolio was significantly helped by our emphasis on small- and mid-sized companies with strong business models, substantial cash flows, high-quality balance sheets, and good growth potential independent of economic cycles.

This positioning allowed us to make up significant ground relative to our benchmark, following a stretch of underperformance in June and July of 2007, when highly leveraged and cyclical companies were enjoying much better relative results.

On an individual basis, the Portfolio’s biggest individual detractors were Rackable Systems, Nastech Pharmaceuticals, and Telik. We divested Rackable Systems, a provider of servers and storage products for large-scale data centers, early in the year because of poor performance that continued through the end of October 2007. Nastech Pharmaceuticals underperformed expectations after Procter & Gamble dropped out of a partnership deal with the company to develop a nasal spray to treat osteoporosis. Among our healthcare holdings, biotechnology stock Telik fell to the bottom of Portfolio performance for the year when the company was challenged by concerns over the feasibility of a cancer drug in development. We exited our Nastech positions in April and Telik in March.

In contrast, the Portfolio’s performance was greatly helped by our position in consumer categories by good performance from fast food chain Chipotle Mexican Grill, which made the strongest contribution among the securities to the Portfolio for the fiscal year ended Oct. 31, 2007. Crocs, the maker of popular plastic clogs that have grown dramatically in popularity since the company went public in February 2006, was also among the important contributors to the Portfolio. Based largely on its opening of Wynn Macau in September 2006, Wynn Resorts made an important contribution to The Smid-Cap Growth Equity Portfolio.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective Oct. 17, 2007, Portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the Prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	Lifetime
	+22.82%	+12.55%

Portfolio profile
Oct. 31, 2007

Total net assets
$3 million

Number of holdings
68

Inception date
Dec. 1, 2004

Growth of $1,000,000

	Starting value (Dec. 1, 2004)	Ending value (Oct. 31, 2007)
Russell 2500 Growth Index	$1,000,000	$1,484,621
The Smid-Cap Growth Equity Portfolio	$1,000,000	$1,411,765

Chart assumes $1,000,000 invested on Dec. 1, 2004, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.87%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.92% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Russell 2500 Growth Index is an unmanaged index that generally measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Portfolio management review

Delaware Pooled Trust – The Real Estate Investment Trust Portfolio II

Oct. 31, 2007

For the fiscal year ended Oct. 31, 2007, The Real Estate Investment Trust Portfolio II posted a positive return of 2.41%. The FTSE NAREIT Equity REITs Index, our benchmark, advanced by 0.57% during the same period. (Source: FTSE) For complete annualized information on Portfolio performance, see the chart on page 34.

The past fiscal year was a tumultuous one, both for the Portfolio and the broad REIT markets. The period was relatively stable at the outset, but saw sharply falling values through the first 10 months of 2007. During the five years leading up to this slowdown, domestic REITs enjoyed annual compound returns exceeding 20%, outperforming all major domestic stock indices. Returns were fueled by historically low interest rates and massive injections of liquidity engineered by the Federal Reserve as it sought to stimulate the economy. The actions created a boom in residential real estate markets. In REIT markets, this led to a major inflow of capital, fueling acquisitions and privatizations and pushing valuations ever higher. By February 2007, the REIT market had peaked, with valuations hitting all-time highs. In that month, Blackstone Group closed its acquisition of Equity Office Properties Trust for $39 billion, the highest price ever paid for a REIT.

The downturn that followed was spurred by surging default rates on subprime mortgages. These defaults were accompanied by softening home sales, failing mortgage companies, and dramatic write-downs by major investment and money-center banks. The result was a tightening of credit standards and a drying up of the liquidity that had fueled acquisition and buyout activity earlier in the period.

More widely, analysts were concerned that the problems in the housing market signaled a possible recession. Central bankers seemed to agree; on Oct. 31, 2007 — the last day of the Portfolio’s fiscal year — the Fed cut short-term rates for the third time in six weeks, citing concerns about economic growth.

Stock selection led the way to outperformance versus the index, contributing more than 3.5 percentage points. Our allocation decisions resulted in a mildly negative contribution, at less than one percentage point. Our overweights in regional malls and lodging contributed positively against the index, while our overweights in apartments detracted from relative performance.

In terms of stock selection, leading sectors included specialty, office, industrial, healthcare, lodging, and regional mall properties. We were rewarded by positions in such office REITs as Equity Office Properties Trust (which we sold in January), Boston Properties, and Alexandria Real Estate Equities, which helped us post positive results in a sector that experienced a setback during the period. Our outperformance was greatly enhanced by the takeover of Hilton Hotels.

Across the Portfolio, our weakest contributors included: Apartment Investment and Management Company, Starwood Hotels and Resorts Worldwide, Brandywine Realty Trust, Mack-Cali Realty, and Duke Realty. We sold Brandywine, Mack-Cali and Duke because we anticipated declines in suburban office fundamentals such as increased supply, weaker job growth, and slowing rent growth. Sectors in which our stock picks collectively declined included specialty and diversified.

Based on our research, we believe the U.S. economy and real estate markets will continue to weaken, and that domestic REIT investors may see returns in the negative single digits over the next 12 months. We are selecting securities for the Portfolio with those considerations in mind.

We believe REIT investors now favor relatively stable income-generating properties that are better insulated against short-term economic stress. This includes properties featuring long-term leases and high-credit-quality tenants. As a result, we’re overweighting the regional mall, offices, lodging, and mixed use sectors. At the same time, we’re underweighting the healthcare sector, where we believe values have peaked, along with specialty, freestanding, and apartment REITs. We’re keeping a neutral weight in industrial REITs.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	Lifetime
	+2.41%	+15.60%	+21.00%	+12.81%

Portfolio profile
Oct. 31, 2007

Total net assets
$14 million

Number of holdings
37

Inception date
Nov. 4, 1997

Growth of $1,000,000

	Starting value (Nov. 4, 1997)	Ending value (Oct. 31, 2007)
The Real Estate Investment Trust Portfolio II	$1,000,000	$3,335,224
FTSE NAREIT Equity REITs Index	$1,000,000	$3,281,575

Chart assumes $1,000,000 invested on Nov. 4, 1997, and includes reinvestment of all distributions.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values and general and local economic conditions.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.94%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.86% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The FTSE NAREIT Equity REITs Index is representative of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq National Market System. The index is a composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Portfolio management review

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

Oct. 31, 2007

During the second half of the fiscal period, yields declined across almost all maturities with the sharpest drop coming in the shorter end of the yield curve. The key driver of the downdraft in yields was a shift in investor sentiment regarding the Federal Reserve’s monetary policy. While the central bank had held interest rates steady for over a year, weakness in the housing sector and rising subprime mortgage defaults led to expectations that the Federal Reserve would begin cutting short-term interest rates.

By the time the fiscal year ended, the Federal Reserve had trimmed interest rates twice for a total of 75 basis points, or three quarters of a percentage point, as the subprime mortgage problem began to take a toll on economic growth and investors became concerned about the value of the collateral supporting a wide variety of financial instruments. In this environment, investor confidence declined, liquidity disappeared, trading volumes went down and the riskiest assets were abandoned in favor of the relative safety of the Treasury market.

For its fiscal year ended Oct. 31, 2007, The Intermediate Fixed Income Portfolio returned +4.68% with all distributions reinvested. The Lehman Brothers Intermediate Government/Credit Index advanced 5.64% (source: Lehman Brothers). For complete performance for the Portfolio, please see the chart on the next page.

The Portfolio had begun the fiscal year with a heavy emphasis on “spread product,” such as mortgage-backed, asset-backed, and commercial mortgage-backed securities as well as corporate bonds — all of which were instrumental in providing a yield that was higher than that of the underlying market. The Portfolio’s benchmark does not have a position in mortgage-backed securities and the Portfolio’s substantial weight in mortgages, which performed poorly, generally accounted for the underperformance relative to benchmark.

In June, we had become concerned that the subprime mortgage crisis would have a bigger negative impact on the financial markets than many investors originally thought, and we began reducing exposure to lower quality spread products. Our mortgage holdings held back performance, not because of credit concerns, in our opinion, but because investors gravitated toward Treasurys and avoided virtually everything else.

In the corporate area, we believe a position in BBB-rated securities that was overweight compared to the index fell short of our expectations for two reasons. First, the BBB area of the market lagged as investors sought higher-quality investments. Second, the Portfolio had a substantial position in the financial area, which performed poorly in the face of the subprime mortgage problem. While security selection in financials contributed to return, it was not enough to overtake the weakness in the sector as a whole. At the end of the fiscal year, we had reduced the Portfolio’s exposure to corporate bonds.

At the end of the 12-month period, about 26% of the Portfolio’s assets were invested in Treasurys, including some Treasury inflation-protected securities (TIPS) that contributed to performance. Because we felt that rising energy prices would result in higher inflation in the short term, we pared back the position in longer-dated TIPS in favor of TIPS with shorter maturities in the 2012 to 2014 range. This proved to be beneficial, because as energy prices rose, prices of shorter-maturity TIPS rose more quickly than those of longer-maturity TIPS. The Portfolio’s Treasury holdings were positive and helped offset some of the negative impact from mortgages and corporate securities.

Also, by the end of the fiscal year, we had begun to shift some of the Portfolio’s Treasury assets to the agency sector, which was affected negatively by fears related to the subprime mortgage problem. Because agency securities have been out of favor with investors, they currently have relatively low prices, and thus provide attractive yields in our opinion. We believe that they currently offer a yield advantage over nominal Treasurys as well as some capital appreciation potential.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective May 24, 2007, portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+4.68%	+3.43%	+4.40%	+5.38%	+5.58%

Portfolio profile
Oct. 31, 2007

Total net assets
$14 million

Number of holdings
200

Inception date
March 12, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
Lehman Brothers Intermediate Government/Credit Index	$1,000,000	$1,730,705
The Intermediate Fixed Income Portfolio	$1,000,000	$1,686,028

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.67%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from June 1, 2007, through Dec. 31, 2007, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.21% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Lehman Brothers Intermediate Government/Credit Index is comprised of 2,500 publicly issued corporate and U.S. government debt securities rated investment grade (Baa3/BBB- or better) with at least one year to maturity and at least $250 million par outstanding. Securities included in the index must have a maturity from 1 up to (but not including) 10 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

Oct. 31, 2007

During the second half of the fiscal period, yields declined across almost all maturities, with the sharpest drop coming in the shorter end of the yield curve. The key driver of the downdraft in yields was a shift in investor sentiment regarding the Federal Reserve’s monetary policy. While the central bank had held interest rates steady for over a year, weakness in the housing sector and rising subprime mortgage defaults led to expectations that the Federal Reserve would begin cutting short-term interest rates.

By the time the fiscal year ended, the Federal Reserve had trimmed interest rates twice for a total of 75 basis points, or three quarters of one percentage point, as the subprime mortgage problem began to take a toll on economic growth and investors became concerned about the value of the collateral supporting a wide variety of financial instruments. In this environment, investor confidence declined, liquidity disappeared, trading volumes went down and the riskiest assets were abandoned in favor of the relative safety of the Treasury market.

For its fiscal year ended Oct. 31, 2007, The Core Focus Fixed Income Portfolio returned +4.70% with all distributions reinvested. The Lehman U.S. Aggregate Index advanced +5.38%. For performance for the Portfolio, please see the chart on the next page.

Throughout the fiscal year, we remained committed to performing in-depth fundamental research. The Portfolio had begun the fiscal year with a heavy emphasis on “spread product,” such as mortgage-backed, asset-backed and commercial mortgage-backed securities as well as corporate bonds, all of which were instrumental in providing a yield that was higher than that of the underlying market. In June, we had become concerned that the subprime mortgage crisis would have a bigger negative impact on the markets than many investors originally thought, and we began reducing exposure to lower quality spread product. Our mortgage holdings held back performance, not because of credit concerns, but because investors gravitated toward Treasurys and avoided virtually everything else.

In the corporate area, we believe a position in BBB-rated securities that was overweight compared to the index fell short of our expectations for two reasons. First, the BBB area of the market lagged as investors sought higher-quality investments. Second, the Portfolio had a substantial position in the financial area, which performed poorly in the face of the subprime mortgage problem. While security selection in financials contributed to return, it was not enough to overtake the weakness in the sector as a whole. At the end of the fiscal year, we had reduced the Portfolio’s exposure to corporate bonds in general.

At the end of the 12-month period, about 13% of the Portfolio’s assets were invested in Treasurys, including Treasury inflation-protected securities (TIPS) that accounted for 3% of the Portfolio. Because we felt that rising energy prices would result in higher inflation in the short term, we pared back the position in longer-dated TIPS — those with maturities of 30 years — in favor of TIPS with shorter maturities in the 2009 to 2014 range. This proved to be beneficial in that, as energy prices rose, prices of shorter-maturity TIPS went up more quickly than those of longer-maturity TIPS. The Portfolio’s Treasury holdings in general were positive contributors to relative performance for the year, helping to offset some of the negative impact from mortgages and corporate securities.

Also at fiscal year end, we shifted some of the Portfolio’s Treasury assets to the agency sector, which was affected negatively by fears related to the subprime mortgage problem. Because agency securities have been out of favor with investors, they currently have attractive yields in our opinion, and relatively low prices. We believe that over the coming months they would have the potential to provide a yield advantage over nominal Treasurys, as well as some capital appreciation.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective May 24, 2007, portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	Lifetime
	+4.70%	+3.69%	+4.56%

Portfolio profile
Oct. 31, 2007

Total net assets
$41 million

Number of holdings
328

Inception date
June 30, 2004

Growth of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2007)
Lehman U.S. Aggregate Index	$1,000,000	$1,166,510
The Core Focus Fixed Income Portfolio	$1,000,000	$1,160,597

Chart assumes $1,000,000 invested on June 30, 2004, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.66%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from June 1, 2007 through Dec. 31, 2007, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.21% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Lehman U.S. Aggregate Index is a composite and a theoretical measure of bond market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The High-Yield Bond Portfolio

Oct. 31, 2007

At the beginning of the fiscal period, yields declined across almost all maturities with the sharpest drop coming in the shorter end of the yield curve. The key driver of the downdraft in yields was a shift in investor sentiment regarding the Federal Reserve’s monetary policy. While the central bank had held interest rates steady for several months, weakness in the real estate sector led to concerns about a potential slowdown in economic growth and expectations that the Federal Reserve would begin cutting short-term interest rates.

Around March it had become clear that the problems in the U.S. housing market were more severe than originally thought, and in July and August, the deepening housing slump touched off global market turmoil. Our research indicates that the high yield bond market experienced some of the most volatile price swings in recent memory during the July through September period. In July, high yield bonds suffered their worst monthly losses in more than five years as a result of the credit shock that was spurred, in our opinion, by the subprime mortgage crisis. In September, the market recovered strongly when the Federal Reserve trimmed the discount rate and the federal funds rate by 50 basis points each, or one half of a percentage point. The central bank also cut the rates again in October, bringing fed funds down another 25 basis points to 4.50%. The gains achieved in high yield bonds in August and September largely recovered the losses of July.

For its fiscal year ended Oct. 31, 2007, The High-Yield Bond Portfolio advanced 6.89% with all distributions reinvested. The Bear Stearns High Yield Index advanced 6.80%. For performance information for the Portfolio, please see the chart on page 46.

During the fiscal period, the higher credit quality sectors (BB-rated bonds in particular) outperformed lower credit quality sectors (CCC-rated bonds). The top-performing high yield industry sectors were utilities, chemicals, and energy. The worst-performing areas of the market were housing, retail, and financials. We believe the subprime crisis contributed to a deterioration in liquidity in the high yield market and a negative trend in technicals.

This caused an almost complete cessation of new-deal issuance in July and a pronounced deterioration in secondary market trading. This situation was exacerbated by the $350 billion backlog of leveraged buyout (LBO) financing that has yet to be issued. Furthermore, issuance of collateralized loan obligations all but dried up, making it more difficult to issue the bank-loan portion of the LBO calendar. During September, liquidity improved and there was a resurgence in the new-issue market for existing high yield companies, as some seasoned issuers brought to market bond deals that were well received.

In managing the Portfolio, we generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. The utility, energy, and capital goods sectors were the strongest relative contributors to performance. We increased positions in General Motors and Ford ahead of the successful negotiations with the United Auto Workers in September. The resolution of these talks allows Ford and General Motors to lower their cost structures, which should in turn allow them to compete more effectively. Port Townsend, a paper company that has undergone a successful restructuring, was another noteworthy contributor to return. An underweight in stronger-performing, higher-quality securities, as well as credit-specific issues, were the biggest detractors from results.

As the fiscal year wound to a close, we favored a more conservative investment approach because of the large backlog of LBO deals that we expect to be financed over the next several months. The proliferation of LBO financing has raised debt leverage to historically elevated levels in many cases. Despite this increased leverage, we believe the high yield market offers attractive return potential over the long term. However, our belief is that returns can only be captured through superior credit research and security selection.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective May 24, 2007 and Aug. 24, 2007, portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+6.89%	+7.79%	+14.94%	+6.79%	+7.82%

Portfolio profile
Oct. 31, 2007

Total net assets
$21 million

Number of holdings
203

Inception date
Dec. 2, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The High-Yield Bond Portfolio	$1,000,000	$1,929,144
Bear Stearns High Yield Index	$1,000,000	$1,750,268

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.03%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from June 1, 2007 through Dec. 31, 2007, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.29% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Bear Stearns High Yield Index is a composite and a theoretical measure of the high yield bond market’s performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Portfolio management review

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

Oct. 31, 2007

At the beginning of the fiscal period, fixed income yields declined across almost all maturities, with the sharpest drop coming in the shorter end of the yield curve. The key driver of the downdraft in yields was a shift in investor sentiment regarding the Federal Reserve’s monetary policy. While the central bank had held interest rates steady for several months, weakness in the real estate sector led to concerns about a potential slowdown in economic growth and expectations that the Federal Reserve would begin cutting short-term interest rates.

For its fiscal year ended Oct. 31, 2007, The Core Plus Fixed Income Portfolio advanced +4.66% with all distributions reinvested. The Lehman U.S. Aggregate Index advanced 5.38%. For performance information for the Portfolio, please see the chart on page 50.

We extended the Portfolio’s duration beyond that of the benchmark and this longer duration detracted from performance. The Portfolio’s position in high yield bonds was also a factor in the performance shortfall relative to the benchmark, as the market has maintained an aversion to risk since July when a deepening U.S. housing slump seemed to touch off global market turmoil. Credit markets, driven by a loss of confidence in the value of many types of debt collateral and the relevance of the ratings on that debt, essentially seized up until central banks stepped in to provide sufficient sources of liquidity. By the time the fiscal year ended, the U.S. Federal Reserve had trimmed interest rates on two occasions for a total of 75 basis points, or three-fourths of one percentage point.

In this environment, we sought to reduce risk by cutting the Portfolio’s exposure to the corporate market, particularly high yield debt, which went from 10.4% to 2.5% of net assets over the fiscal year. While the Portfolio’s overall mortgage exposure was trimmed, its position in commercial mortgage-backed securities rose slightly, as we moved away from the residential mortgage market. As we reduced risk, we increased the Portfolio’s allocation to the Treasury market, through the purchase of Treasury notes and Treasury futures. We concentrated on securities with maturities of five years, which we believe typically outperform in a declining interest rate environment. The Portfolio’s Treasury holdings were notable contributors to performance.

The Portfolio’s total return versus the Lehman U.S. Aggregate Index was also enhanced by investments in both dollar-denominated and local currency–denominated corporate and sovereign debt. This debt was issued in foreign developed markets and in emerging markets. Rises in all major foreign currencies versus the U.S. dollar boosted absolute performance for U.S. dollar-based investors in the international fixed income markets.

For the fiscal period, the universe of non–U.S. dollar bonds underperformed the Treasury market, but unhedged returns were nearly 10.5% when accounting for the decline by the U.S. dollar.

As such, the Portfolio’s exposure to the non-dollar sector helped to offset some of the duration and credit detriments that occurred during the period. For example, emerging market bonds outperformed U.S. markets in U.S. dollar terms, with any local currency exposure by investors generally enhancing those returns over the period.

We have generally been focused on investments of higher quality. We believe, as always, that strong performance going forward will be dependent upon rigorous credit and security selection, along with diversification.

In our view, the agency sector was affected somewhat unfairly in recent months by the problems occurring in the housing market. Because agency securities have been out of favor with investors, they currently have attractive yields and relatively low prices, in our opinion. As such, we have begun to shift some of the Portfolio’s Treasury assets to the agency sector, with the idea that the sector currently has the potential to provide a yield

The views expressed are current as of the date of this report and are subject to change.

advantage over nominal Treasurys, as well as some capital appreciation potential.

Among our international investments, we have reduced exposure to emerging market debt and currencies, but maintain a positive outlook with regard to the “anti-dollar trade” in the near and intermediate term, both for its ability to provide diversity of interest rate exposures, and as a defensive posture in the event that further unwinding and repricing of risk should occur.

Performance summary

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Effective May 24, 2007 and Aug. 24, 2007, portfolio management responsibilities for the Portfolio changed. Current managers are listed in this document. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Portfolio.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	Lifetime
	+4.66%	+4.30%	+5.83%	+6.13%

Portfolio profile
Oct. 31, 2007

Total net assets
$190 million

Number of holdings
416

Inception date
June 28, 2002

Growth of $1,000,000

	Starting value (June 28, 2002)	Ending value (Oct. 31, 2007)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,374,113
Lehman U.S. Aggregate Index	$1,000,000	$1,292,034

Chart assumes $1,000,000 invested in the Portfolio on June 28, 2002, and includes reinvestment of all distributions.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.56% . Management has voluntarily agreed to reimburse expenses and/or waive its management fees from June 1, 2007 through Dec. 31, 2007, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.13% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Lehman U.S. Aggregate Index is a composite and a theoretical measure of bond market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The International Equity Portfolio

Oct. 31, 2007

International markets turned in another strong year for the 12-month period ended Oct. 31, 2007. The International Equity Portfolio returned +23.35%, trailing its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, which returned +24.91%.

Many U.S. investors are pleased with their decision to diversify into international equities these days, as a weak dollar has allowed five-year returns for the index to now surpass 20% on an annualized basis.

Finland was the highest-performing market during our recent fiscal year. Finnish equities returned +67.01%, driven by the success at cell phone giant Nokia (all country returns based on MSCI country indices). Norway also thrived, advancing 59.76% on the strength of oil prices and a more than 20% increase in the value of the kroner versus the U.S. dollar. A similar story unfolded in Australia, where traditional strengths in coal, gold, and other industrial commodities combined with a nearly 20% advance in the Australian dollar, contributing to a +54.60% return.

Singapore’s economy has benefited from two gigantic integrated resorts projects, which include casinos. These, along with strong performance from exports, high-end shipbuilding and oil equipment manufacturing, drove a 58.12% increase in its stock prices. Not to be outdone, Hong Kong’s Hang Seng Index advanced 64.45%.

Countries that lagged included Japan (up 4.84%), where consumer confidence was weak and ultra-low interest rates put it on the wrong side of the carry trade. In Ireland, frothy property markets declined sharply due to credit market concerns.

Over the last four to five months, we’ve experienced a market that was full of contradictions. Telecommunications stocks have prospered and gold has as well. These are normally defensive assets that people go to in times of market volatility. But at the same time, classically cyclical sectors like industrials and materials have done well, too.

We resolve contradictions like these by focusing on our bottom-up security selection discipline. For example, we have favored companies in the hot-performing materials sector for many years, based on the strong demand from emerging markets, especially India and China. Our models indicate that many of these companies are currently overvalued and for some time we have been trimming certain positions while eliminating others. We may have been too early in this decision, as stocks in the materials sector continued to rally. Conversely, our underweight position in the telecommunications sector has been a good one.

Among our highest and poorest performing positions, Wharf Holdings is a Hong Kong-based port operator and property developer which returned in excess of +79% on the year. The port has been busy due to the huge amount of exports coming out of China, and demand for property in Hong Kong is extremely strong. Telefonica, the Spanish telephone operator also returned in excess of +70% last year. France Telecom also saw strong double-digit gains. We believe these stocks rallied because they were fundamentally undervalued and the companies have done very well in the past as market incumbents to defend their market share.

Finally among strong performers, Wesfarmers is an Australian conglomerate that’s heavily involved in energy, coal, and chemicals. The stock advanced due to strong demand, as well as coking coal price upgrades.

UPM-Kymmene’s stock declined in dollar terms last year, due to increased wood costs. The strong euro also hampered the profitability of this Finland-based company.

HBOS is a bank formed by the merger of the Bank of Halifax and the Bank of Scotland. It declined 8% due to mortgage market troubles in the U.K. and funding concerns. All of these issues are factored into our model, and we remain comfortable with our position. Canon gave up more than 5% as Japanese exporters had to contend with the impact of the rising yen. Similarly, Toyota retreated slightly due to currency issues and softening U.S. consumer demand.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+23.35%	+23.53%	+24.25%	+12.12%	+12.04%

Portfolio profile
Oct. 31, 2007

Total net assets
$2.52 billion

Number of holdings
55

Inception date
Feb. 4, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The International Equity Portfolio	$1,000,000	$3,140,477
MSCI EAFE Index	$1,000,000	$2,423,599

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.90%.

The MSCI EAFE Index is a composite and a theoretical measure of stock market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled Trust – The Labor Select International Equity Portfolio

Oct. 31, 2007

International markets turned in another strong year for the 12-month period ended Oct. 31, 2007. The Labor Select International Equity Portfolio returned +22.43%, trailing its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, which returned +24.91%.

Many U.S. investors are pleased with their decision to diversify into international equities these days, as a weak dollar has allowed five-year returns for the index to now surpass 20% on an annualized basis.

Finland was the highest performing market during our recent fiscal year. Finnish equities returned +67.01%, driven by the success at cell phone giant Nokia (all country returns based on MSCI country indices). Norway also thrived, advancing 59.76% on the strength of oil prices and a more than 20% increase in the value of the kroner versus the U.S. dollar. A similar story unfolded in Australia, where traditional strengths in coal, gold, and other industrial commodities combined with a nearly 20% advance in the Australian dollar, contributing to a +54.60% return.

Singapore’s economy has benefited from two gigantic integrated resorts projects, which include casinos. These, along with strong performance from exports, high-end shipbuilding and oil equipment manufacturing, drove a 58.12% increase in its stock prices. Not to be outdone, Hong Kong’s Hang Seng Index advanced 64.45%.

Countries that lagged included Japan (up 4.84%), where consumer confidence was weak and ultra-low interest rates put it on the wrong side of the carry trade. In Ireland, frothy property markets declined sharply due to credit market concerns.

Over the last four to five months, we’ve experienced a market that was full of contradictions. Telecommunications stocks have prospered and gold has as well. These are normally defensive assets that people go to in times of market volatility. But at the same time, classically cyclical sectors like industrials and materials have done well, too.

We resolve contradictions like these by focusing on our bottom-up security selection discipline. For example, we have favored companies in the hot-performing materials sector for many years, based on the strong demand from emerging markets, especially India and China. Our models indicate that many of these companies are currently overvalued and for some time we have been trimming certain positions while eliminating others. We may have been too early in this decision, as stocks in the materials sector continued to rally. Conversely, our underweight position in the telecommunications sector has been a good one.

Among our highest and poorest performing positions, Wharf Holdings is a Hong Kong-based port operator and property developer which returned in excess of +79% for the year. The port has been busy due to the huge amount of exports coming out of China, and demand for property in Hong Kong is extremely strong. Telefonica, the Spanish telephone operator also returned in excess of +70% last year. France Telecom also saw strong double-digit gains. These stocks rallied because they were fundamentally undervalued and the companies have done very well as market incumbents to defend their market share.

Finally, among strong performers, Wesfarmers is an Australian conglomerate that’s heavily involved in energy, coal, and chemicals. The stock advanced due to strong demand, as well as coking coal price upgrades.

UPM-Kymmene’s stock declined in dollar terms last year, due to increased wood costs. The strong euro also hampered the profitability of this Finland-based company. HBOS is a bank formed by the merger of the Bank of Halifax and the Bank of Scotland. It declined 8% due to mortgage market troubles in the U.K. and funding concerns. All of these issues are factored into our model, and we remain comfortable with our position. Canon gave up more than 5% as Japanese exporters had to contend with the impact of the rising yen.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+22.43%	+23.42%	+24.01%	+12.16%	+13.10%

Portfolio profile
Oct. 31, 2007

Total net assets
$1.1 billion

Number of holdings
47

Inception date
Dec. 19, 1995

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The Labor Select International Equity Portfolio	$1,000,000	$3,149,234
MSCI EAFE Index	$1,000,000	$2,423,599

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.89%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007 through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.96% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The MSCI EAFE Index is a composite and a theoretical measure of stock market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Emerging Markets Portfolio

Oct. 31, 2007

It has been an extraordinary year in the world’s emerging markets. The boom in momentum investing continued for most of the fiscal period, as investors were drawn to high-paced growth in key economies, most notably in China, Brazil, and India. For the 12-month period ended Oct. 31, 2007, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, the Portfolio’s benchmark, returned +67.84%. The Emerging Markets Portfolio returned +49.98% for the period.

In terms of absolute returns, the Portfolio’s gains were clearly strong, but our investment discipline kept us from participating fully in red-hot markets like China (+156%) and India (+79%), where we believe valuations have been highly stretched (all country returns based on MSCI country indices). In fact, one of the biggest contributors to our underperformance has been our underweight in Chinese stocks — we held less than half of the index weighting of 17%. Our exposure to China is through H shares in Hong Kong-listed companies, which trade at a substantial discount to many onshore Chinese stocks. Even among H shares, however, there has been a lot of froth in prices in our opinion. People appeared to be buying into the Chinese market based on its very strong GDP growth, but we think they frequently paid excessive prices for it — particularly since, in a competitive business environment like that in China, earnings growth is not necessarily going to follow suit.

Another contrarian position that hurt us was our overweight position versus the index in Taiwan. As value investors, we may have embraced this market too early. We think of Taiwan as a coiled spring: it’s a market that has lagged index returns for the past five years. Over the last 12 months, Taiwan gained 39.5%, a very nice absolute number that yet trails many other emerging market returns. What makes many Taiwanese companies attractive to us are their generally high dividend yields and strong balance sheets. The Taiwan Index is technology-heavy. Though the technology sector has been out of favor with investors, more technology will generally be necessary for Taiwan to sustain growth, especially with China growing so fast.

One surging economy that we remain positive about is Brazil, which contributed to our strong absolute performance. Brazil’s market was up 111% for the fiscal period; our overweight there helped us to harness growth without sacrificing our value-focused approach.

The commodity boom has meant that many emerging market companies have managed to completely transform their balance sheets, maintaining high levels of reserves, which makes them less vulnerable to the impact of rapidly changing investor sentiment. This showed up clearly after the shakeout in U.S. markets in mid-August. If that situation had arisen even two years ago, Brazil would probably have been in a crisis. This time around, with net zero foreign debt and less reliance on short-term lending, Brazil had room to weather the storm.

In terms of individual holdings, Brazil produced many success stories for the Portfolio this period, including CVRD Brazil, the world’s largest producer of iron ore. It was one of the best-performing stocks globally. We like CVRD because of the increased production it is bringing on-line, and the fact that iron ore is a particularly resilient commodity. Another Brazilian firm, Petrobras, is an oil company generating substantial increases in its production pipeline. This gives it exposure to rapidly rising oil prices, as well as the ability to increase volume, should oil retreat from peak levels. It was up 114% for the period, but maintained a price-to-earnings multiple that we could stomach: 15.6.

A holding that disappointed this fiscal period was Taiwan Semiconductor Manufacturing (TSM), which was up 7.9%, though with a dividend yield of 4.7%. For a company at the forefront of a semiconductor chip-foundry industry that’s getting increasing market share, we view TSMC as an overlooked opportunity. If technology comes back into favor, we think this stock could be a beneficiary.

The views expressed are current as of the date of this report and are subject to change.

We continue to see good opportunities in this asset class in general. But we also recognize that this is the first time we’ve seen P/Es and price-to-books on the MSCI EMF go higher than either the MSCI EAFE Index or the S&P 500 Index. Economic growth clearly must continue in emerging markets to justify many of these valuations. Our objective continues to be building a portfolio of soundly based investments that offer good fundamental value and growth prospects that are not extravagantly priced. With such extreme levels of excitement about emerging markets, we’re sticking carefully to our methodology, which has stood the test of time for our investors.

Performance summary

Delaware Pooled Trust – The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 year	5 years	10 years	Lifetime
	+49.98%	+36.44%	+40.26%	+16.02%	+14.23%

Portfolio profile
Oct. 31, 2007

Total net assets
$964 million

Number of holdings
83

Inception date
April 14, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The Emerging Markets Portfolio	$1,000,000	$4,419,875
MSCI Emerging Markets Free Index	$1,000,000	$4,015,308

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.27%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 1.55% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The MSCI Emerging Markets Free Index is a composite and a theoretical measure of stock market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

Effective Aug. 24, 2007, the purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the chart.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

Oct. 31, 2007

The Global Real Estate Securities Portfolio opened for investment on Jan. 10, 2007, to provide institutional investors access to real estate investment opportunities both in the U.S. and around the world. For the partial fiscal year ended Oct. 31, 2007, the Portfolio posted a +6.12% total return (for Original Class shares) with all distributions reinvested. The Portfolio underperformed the FTSE EPRA/ NAREIT Global Real Estate Index, which advanced 7.43% over the same period.

Our view is that the global economy can be divided roughly into four parts, with a few notable exceptions. Each region has a different set of dynamics and is in different phases of the business cycle. First is the United States, where the real estate markets are currently in decline, economic growth is slowing, and fears of a recession within the next 12 months are rising. Next is Europe, where the economies and real estate markets are beginning to show signs of weakness, but have not yet paralleled the recent downturn in the U.S. The third area is Japan, which is finally showing signs of emerging from more than a decade of economic torpor that was characterized by deflation and negative growth.

The fourth region is the developing world — the rising nations of Latin America and Asia — with its many booming economies, as well as Australia, which benefits from its proximity to the Asian markets. Not only are these economies in a different phase of the business cycle from the advanced industrial countries of North America, Europe, and Japan, but they’re also in a completely different stage of their life cycle. They are literally reprising the stages of growth that today’s developed countries experienced early on. Many of these economies are becoming prosperous, having transformed themselves into near equals in the developed world economy.

To capture this potential, the Portfolio may invest outside the universe captured by its benchmark. It is measured primarily against the FTSE EPRA/NAREIT Global Real Estate Index, which includes 24 countries in North America, Eastern and Western Europe, Asia, and Oceania. The index does not include Brazil and Malaysia, although the Portfolio has already benefited from opportunities we had identified in those countries.

The Brazilian economy, already the ninth largest in the world, resembles in several respects those of other developing countries. Brazil has reached its sixth consecutive year of solid single-digit growth, and shows signs of the political and economic stability and maturity necessary to support robust future growth. Inflation, once at 30%, was recently at 4%, and interest rates and taxes have been lowered. A growing middle class has more disposable income and is creating demand for housing and consumer goods and services.

The Portfolio’s two holdings in Brazil reflect the growing wealth of the country’s consumers. BR Malls Participacoes is a regional mall REIT, and Iguatemi Empresa de Shopping Centers is in the shopping center category. Together, by the end of the fiscal year, these holdings returned nearly 40% on the Portfolio’s investment. They also contributed nearly 1% to its total return.

One of the Portfolio’s single most successful investments to date is Sunway City, a Malaysian conglomerate with real estate operations in the resorts, lodging, and healthcare sectors. As of the end of the fiscal year, Sunway City enjoyed an unrealized return of nearly 143%, although our light allocation to Sunway and Malaysian investments overall kept contributions from that market subdued.

The Portfolio’s strongest contribution to its total return for the year was from investments in Hong Kong–listed REITs with exposure to raw land in mainland China. At the end of the fiscal year, we were slightly overweight in Hong Kong REITs at just above 10% of net assets.

At fiscal year end, the Portfolio was invested in 17 of the benchmark’s 24 countries. In most, the Portfolio was underweight compared to the benchmark. The Portfolio was also underweight in U.S. holdings by nearly 12%, as we believed the U.S. economy could possibly underperform the rest of the index over the next 12 months. Nevertheless, at nearly 28%, the Portfolio’s U.S. investments represented its single largest country weighting, which detracted from relative performance.

Ultimately, we established a defensive posture with an emphasis on sectors that concentrated on long-term leases and business tenants with high-quality credit, which we believed would help protect us from risks in U.S. REITs where future opportunities would likely be more limited than those in other markets.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

Fund performance
Total returns
Period ended Oct. 31, 2007	Lifetime
Original Class	+6.12%

Class P	+5.88%

Portfolio profile
Oct. 31, 2007

Total net assets
$336 million

Number of holdings
78

Inception date
Jan. 10, 2007

Growth of $1,000,000

	Starting value (Jan. 10, 2007)	Ending value (Oct. 31, 2007)
FTSE EPRA/NAREIT Global Real Estate Index	$1,000,000	$1,073,206
The Global Real Estate Securities Portfolio (Original Class)	$1,000,000	$1,061,176

Chart assumes $1,000,000 invested on Jan. 10, 2007, and includes reinvestment of all distributions.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 1.16%. Management has contractually agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 1.10% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The FTSE EPRA/NAREIT Global Real Estate Index is designed to reflect stock performance of companies engaged in specific aspects of the North American, European, and Asian stock market performance as perceived by institutional investors. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

Portfolio management review

Delaware Pooled Trust – The Global Fixed Income Portfolio

Oct. 31, 2007

For its fiscal year ended Oct. 31, 2007, The Global Fixed Income Portfolio returned +8.80% with all distributions reinvested. The Citigroup World Government Bond Index rose 9.42%. For complete performance for the Portfolio, please see the chart on page 70.

Rises in all major foreign currencies versus the U.S. dollar boosted absolute performance for U.S. dollar-based investors in the global fixed income markets.

The Portfolio’s overweight positions versus the benchmark to Japan and Mexico, and underweight exposure to Canada, Norway, and Sweden were detractors from our performance. On the plus side, our overweight exposure versus the benchmark to the relatively strong Austrian market, as well as an underweight position in the comparatively weak U.S. market, were contributors.

In determining portfolio weightings, we focus on the relative prospective real yield (PRY), a measure of a market’s 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in certain areas of the global bond universe. Our approach — investing in high PRY markets — seeks to exploit this.

At fiscal year end, the Portfolio remained underweight in U.S. government bonds. We believe that the U.S. economy faces inflation risks, due to sharp rises in unit labor costs and energy prices over the past 12 months and the fall in the U.S. dollar, which may result in higher imported inflation. We are still underweight versus the index in Canadian government bonds, in that there is zero exposure in the Portfolio.

The Portfolio was also positioned with an overweighting versus the index in Japanese government bonds at period end. In our assessment, the yen is extremely undervalued versus the U.S. dollar and likely to rise, possibly sharply. We are overweight in euro zone government bonds, as we believe that the prospects for inflation in the euro zone are relatively benign.

Notably, we have closed our Australia and Poland exposure, as we see better value elsewhere, and remain underweight in the U.K. and Canada. The portfolio remains overweighted versus the index in Mexican government bonds, which in our view are likely to benefit from the economy’s strong fundamentals.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The Global Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+8.80%	+4.14%	+9.10%	+6.67%	+8.32%

Portfolio profile
Oct. 31, 2007

Total net assets
$283 million

Number of holdings
42

Inception date
Nov. 30, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The Global Fixed Income Portfolio	$1,000,000	$1,907,602
Citigroup World Government Bond Index	$1,000,000	$1,770,787

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.63%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.60% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Citigroup World Government Bond Index is a composite and a theoretical measure of bond market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled Trust – The International Fixed Income Portfolio

Oct. 31, 2007

For its fiscal year ended Oct. 31, 2007, The International Fixed Income Portfolio returned +8.60% with all distributions reinvested. Its benchmark, the Citigroup Non-U.S. World Government Bond Index, rose 10.33%. For complete performance for the Portfolio, please see the table on page 74.

Rises in all major foreign currencies versus the U.S. dollar boosted absolute performance for U.S. dollar-based investors in the international fixed income markets.

The Portfolio’s overweight positions versus the benchmark to Japan and Mexico, and underweight exposure to the euro zone, Canada, Norway, and Sweden, were each a detractor from our performance. On the plus side, our overweight exposure to the relatively strong Austrian market was a contributor.

In determining portfolio weightings, we focus on the relative prospective real yield (PRY), a measure of a market’s 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in certain areas of the global bond universe. By investing in high PRY markets, we seek to exploit this.

At the end of the fiscal year, the investment portfolio was overweight in Japanese government bonds. In our assessment, the yen is extremely undervalued versus the U.S. dollar and likely to rise, possibly sharply. We are slightly below the index weighting in government bonds in the euro zone, where prospects for inflation are relatively benign.

Notably, we have closed our Australia and Poland exposure, as we see better value elsewhere. The Portfolio remains overweighted versus the index in Mexican government bonds, which in our view are likely to benefit from the economy’s strong fundamentals.

The views expressed are current as of the date of this report and are subject to change.

Performance summary

Delaware Pooled Trust – The International Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 231-8002. Read it carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance
Average annual total returns
Periods ended Oct. 31, 2007	1 year	3 years	5 years	10 years	Lifetime
	+8.60%	+3.45%	+9.01%	+5.89%	+6.25%

Portfolio profile
Oct. 31, 2007

Total net assets
$32 million

Number of holdings
39

Inception date
April 11, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
The International Fixed Income Portfolio	$1,000,000	$1,771,539
Citigroup Non-U.S. World Government Bond Index	$1,000,000	$1,741,226

Chart assumes $1,000,000 invested on Oct. 31, 1997, and includes reinvestment of all distributions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for shares as 0.68%. Management has voluntarily agreed to reimburse expenses and/or waive its management fees from March 1, 2007, through Feb. 29, 2008, in order to prevent total operating expenses from exceeding, in an aggregate amount, 0.60% of average daily net assets of the Portfolio, as described in the most recent prospectus.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The Citigroup Non-U.S. World Government Bond Index is a composite and a theoretical measure of bond market performance rather than an actual available investment. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Past performance is not a guarantee of future results.

The Portfolio is presently closed to new investors.

Disclosure of Portfolio expenses

For the period May 1, 2007 to October 31, 2007

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees on The Global Real Estate Securities Portfolio and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to a Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratios	10/31/07
Actual Portfolio Return
The Large-Cap
Value Equity
Portfolio	$1,000.00	$995.60	0.69%	$3.47
The All-Cap
Growth Equity
Portfolio	1,000.00	1,156.60	0.89%	4.84
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,157.90	0.62%	3.37
The Mid-Cap
Growth Equity
Portfolio	1,000.00	1,076.00	0.95%	4.97
The Small-Cap
Growth Equity
Portfolio	1,000.00	1,129.90	0.91%	4.89
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,138.30	0.90%	4.85
The Smid-Cap
Growth Equity
Portfolio	1,000.00	1,121.50	0.93%	4.97
The Real Estate
Investment Trust
Portfolio II	1,000.00	949.70	0.86%	4.23
The Intermediate
Fixed Income
Portfolio	1,000.00	1,020.40	0.34%	1.73
The Core Focus
Fixed Income
Portfolio	1,000.00	1,020.10	0.26%	1.32
The High-Yield
Bond Portfolio	1,000.00	998.80	0.27%	1.36
The Core Plus
Fixed Income
Portfolio	1,000.00	1,013.80	0.28%	1.42
The International
Equity Portfolio	1,000.00	1,080.20	0.87%	4.56
The Labor Select
International
Equity Portfolio	1,000.00	1,076.40	0.87%	4.55

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratios	10/31/07
Actual Portfolio Return (continued)
The Emerging
Markets Portfolio	$1,000.00	$1,268.10	1.25%	$7.15
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,025.00	1.01%	5.16
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,023.90	1.26%	6.43
The Global Fixed
Income Portfolio	1,000.00	1,058.20	0.61%	3.16
The International
Fixed Income
Portfolio	1,000.00	1,059.60	0.60%	3.11
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,021.73	0.69%	$3.52
The All-Cap
Growth Equity
Portfolio	1,000.00	1,020.72	0.89%	4.53
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,022.08	0.62%	3.16
The Mid-Cap
Growth Equity
Portfolio	1,000.00	1,020.42	0.95%	4.84
The Small-Cap
Growth Equity
Portfolio	1,000.00	1,020.62	0.91%	4.63
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.67	0.90%	4.58
The Smid-Cap Growth
Equity Portfolio	1,000.00	1,020.52	0.93%	4.74
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.87	0.86%	4.38
The Intermediate
Fixed Income
Portfolio	1,000.00	1,023.49	0.34%	1.73
The Core Focus
Fixed Income
Portfolio	1,000.00	1,023.89	0.26%	1.33
The High-Yield
Bond Portfolio	1,000.00	1,023.83	0.27%	1.38
The Core Plus
Fixed Income
Portfolio	1,000.00	1,023.79	0.28%	1.43
The International
Equity Portfolio	1,000.00	1,020.82	0.87%	4.43
The Labor Select
International
Equity Portfolio	1,000.00	1,020.82	0.87%	4.43
The Emerging
Markets Portfolio	1,000.00	1,018.90	1.25%	6.36
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,020.11	1.01%	5.14
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,018.85	1.26%	6.41
The Global Fixed
Income Portfolio	1,000.00	1,022.13	0.61%	3.11
The International
Fixed Income
Portfolio	1,000.00	1,022.18	0.60%	3.06

Sector allocation and top 10 holdings

Delaware Pooled Trust

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

The Large-Cap Value Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	98.30%
Consumer Discretionary	8.92%
Consumer Staples	9.18%
Energy	5.83%
Financials	23.49%
Health Care	18.03%
Industrials	6.01%
Information Technology	14.76%
Materials	3.03%
Telecommunications	5.97%
Utilities	3.08%
Repurchase Agreements	1.62%
Securities Lending Collateral	8.64%
Total Value of Securities	108.56%
Obligation to Return Securities Lending Collateral	(8.64%)
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Donnelley (R.R.) & Sons	3.18%
Safeway	3.14%
Huntington Bancshares	3.14%
Wyeth	3.12%
Progress Energy	3.08%
Gap	3.05%
Xerox	3.04%
Kimberly-Clark	3.03%
duPont (E.I.) deNemours	3.03%
Hartford Financial Services Group	3.02%

The All-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock²	100.27%
Basic Industry/Capital Goods	0.65%
Business Services	14.31%
Consumer Durables	0.76%
Consumer Non-Durables	10.12%
Consumer Services	19.76%
Energy	1.47%
Financials	10.29%
Health Care	14.17%
Technology	28.74%
Repurchase Agreements	44.21%
Securities Lending Collateral	7.92%
Total Value of Securities	152.40%
Obligation to Return Securities Lending Collateral	(7.92%)
Liabilities Net of Receivables and Other Assets	(44.48%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Weight Watchers International	5.93%
Research in Motion	5.44%
QUALCOMM	5.36%
UnitedHealth Group	5.04%
NetFlix	4.62%
IHOP	4.57%
IntercontinentalExchange	4.40%
Seagate Technology	4.34%
Teradata	3.79%
Intuit	3.67%

Sector allocation and top 10 holdings

Delaware Pooled Trust

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

The Large-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock²	99.53%
Basic Industry/Capital Goods	3.71%
Business Services	17.71%
Consumer Non-Durables	12.33%
Consumer Services	12.91%
Financials	8.35%
Health Care	15.79%
Technology	28.73%
Repurchase Agreements	0.49%
Securities Lending Collateral	2.56%
Total Value of Securities	102.58%
Obligation to Return Securities Lending Collateral	(2.56%)
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Google Class A	6.75%
Research in Motion	5.46%
QUALCOMM	4.91%
UnitedHealth Group	4.48%
IntercontinentalExchange	4.45%
Genentech	4.34%
Seagate Technology	4.17%
Allergan	4.11%
Intuit	3.91%
CME Group	3.90%

The Mid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	90.61%
Basic Industry/Capital Goods	10.42%
Business Services	5.78%
Consumer Durables	1.76%
Consumer Non-Durables	12.04%
Consumer Services	6.22%
Energy	8.73%
Financials	8.06%
Health Care	12.76%
Technology	22.57%
Transportation	0.93%
Utilities	1.34%
Repurchase Agreements	10.20%
Securities Lending Collateral	6.52%
Total Value of Securities	107.33%
Obligation to Return Securities Lending Collateral	(6.52%)
Liabilities Net of Receivables and Other Assets	(0.81%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
National Oilwell Varco	2.73%
Coach	2.72%
Geophysique-Veritas ADR	2.32%
Abraxis BioScience	2.26%
Citrix Systems	2.16%
Manitowoc	2.02%
F5 Networks	2.01%
Dick’s Sporting Goods	1.99%
Microsemi	1.93%
Satyam Computer Services ADR	1.86%

(continues)     79

Sector allocation and top 10 holdings

Delaware Pooled Trust

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

The Small-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	93.72%
Basic Industry/Capital Goods	13.07%
Business Services	7.27%
Consumer Non-Durables	13.15%
Consumer Services	5.55%
Energy	6.50%
Financials	8.98%
Health Care	16.02%
Technology	21.87%
Transportation	1.31%
Repurchase Agreements	6.94%
Securities Lending Collateral	37.67%
Total Value of Securities	138.33%
Obligation to Return Securities Lending Collateral	(37.67%)
Liabilities Net of Receivables and Other Assets	(0.66%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Dick’s Sporting Goods	2.98%
Crocs	2.38%
Shutterfly	2.23%
F5 Networks	2.17%
Coach	2.16%
Waddell & Reed Financial Class A	2.02%
Cenveo	1.97%
Microsemi	1.94%
Under Armour Class A	1.88%
Omniture	1.80%

The Focus Smid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	95.80%
Basic Industry/Capital Goods	4.44%
Business Services	15.40%
Consumer Durables	6.33%
Consumer Non-Durables	12.00%
Consumer Services	22.55%
Financials	12.29%
Health Care	4.75%
Technology	14.00%
Transportation	4.04%
Repurchase Agreements	1.15%
Securities Lending Collateral	17.93%
Total Value of Securities	114.88%
Obligation to Return Securities Lending Collateral	(17.93%)
Receivables and Other Assets Net of Liabilities	3.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Weight Watchers International	5.75%
optionsXpress Holdings	5.59%
NetFlix	5.58%
Blackbaud	5.43%
Heartland Payment Systems	5.26%
Techne	4.75%
Expeditors International Washington	4.73%
IHOP	4.61%
Graco	4.44%
Global Payments	4.28%

Sector allocation and top 10 holdings

Delaware Pooled Trust

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

The Smid-Cap Growth Equity Portfolio
Percentage
Sector	of Net Assets
Common Stock	92.50%
Basic Industry/Capital Goods	12.76%
Business Services	3.85%
Consumer Durables	4.69%
Consumer Non-Durables	10.58%
Consumer Services	7.47%
Energy	6.84%
Financials	8.07%
Health Care	14.75%
Technology	22.51%
Transportation	0.98%
Repurchase Agreements	4.04%
Securities Lending Collateral	7.89%
Total Value of Securities	104.43%
Obligation to Return Securities Lending Collateral	(7.89%)
Receivables and Other Assets Net of Liabilities	3.46%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Dynamic Materials	2.53%
Abraxis BioScience	2.46%
Crocs	2.12%
Activision	2.09%
Geophysique-Veritas ADR	2.09%
Cameron International	2.07%
F5 Networks	2.04%
Microsemi	1.98%
Satyam Computer Services ADR	1.83%
Citrix Systems	1.83%

The Real Estate Investment Trust Portfolio II
Percentage
Sector	of Net Assets
Common Stock	96.84%
Diversified REITs	6.56%
Health Care REITs	6.59%
Hotel REITs	6.17%
Industrial REITs	8.90%
Mall REITs	16.62%
Manufactured Housing REITs	1.31%
Multifamily REITs	13.71%
Office REITs	13.62%
Office/Industrial REITs	2.63%
Real Estate Operating Companies	3.79%
Self-Storage REITs	4.35%
Shopping Center REITs	11.10%
Specialty REITs	1.49%
Repurchase Agreements	3.48%
Securities Lending Collateral	0.67%
Total Value of Securities	100.99%
Obligation to Return Securities Lending Collateral	(0.67%)
Liabilities Net of Receivables and Other Assets	(0.32%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Simon Property Group	8.66%
Vornado Realty Trust	6.56%
ProLogis	5.36%
Boston Properties	5.26%
General Growth Properties	4.73%
Public Storage	4.35%
Host Hotels & Resorts	4.23%
AvalonBay Communities	3.65%
AMB Property	3.54%
Equity Residential	3.48%

(continues)     81

Sector allocation and credit quality breakdown

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.39%
Agency Collateralized Mortgage Obligations	3.62%
Agency Mortgage-Backed Securities	1.67%
Agency Obligations	5.30%
Commercial Mortgage-Backed Securities	8.84%
Corporate Bonds	28.53%
Banking	1.74%
Basic Industry	0.69%
Brokerage	1.85%
Communications	5.67%
Consumer Cyclical	1.10%
Consumer Non-Cyclical	3.49%
Electric	2.44%
Energy	1.48%
Finance Companies	3.88%
Insurance	2.74%
Natural Gas	2.29%
Real Estate	0.58%
Technology	0.15%
Transportation	0.43%
Municipal Bonds	0.43%
Non-Agency Asset-Backed Securities	5.99%
Non-Agency Collateralized Mortgage Obligations	6.81%
U.S. Treasury Obligations	26.47%
Repurchase Agreements	0.05%
Securities Lending Collateral	11.57%
Total Value of Securities	99.67%
Obligation to Return Securities Lending Collateral	(11.57%)
Receivables and Other Assets Net of Liabilities	11.90%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	65.63%
AA	7.63%
A	10.67%
BBB	16.07%
Total	100.00%

Sector allocation and credit quality breakdown

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.08%
Agency Collateralized Mortgage Obligations	4.21%
Agency Mortgage-Backed Securities	19.43%
Agency Obligations	1.51%
Commercial Mortgage-Backed Securities	8.26%
Corporate Bonds	22.65%
Banking	2.87%
Basic Industry	0.56%
Brokerage	0.68%
Capital Goods	0.64%
Communications	3.52%
Consumer Cyclical	1.01%
Consumer Non-Cyclical	2.50%
Electric	2.18%
Energy	1.08%
Finance Companies	2.57%
Insurance	1.44%
Natural Gas	2.16%
Real Estate	0.48%
Technology	0.21%
Transportation	0.75%
Foreign Agencies	0.47%
Municipal Bonds	1.24%
Non-Agency Asset-Backed Securities	18.51%
Non-Agency Collateralized Mortgage Obligations	19.94%
U.S. Treasury Obligations	13.35%
Repurchase Agreements	35.98%
Securities Lending Collateral	5.24%
Total Value of Securities	150.87%
Obligation to Return Securities Lending Collateral	(5.24%)
Liabilities Net of Receivables and Other Assets	(45.63%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	73.88%
AA	5.23%
A	7.31%
BBB	13.58%
Total	100.00%

(continues)     83

Sector allocation and credit quality breakdown

Delaware Pooled Trust – The High-Yield Bond Portfolio

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

Percentage
Sector	of Net Assets
Corporate Bonds	87.29%
Basic Industry	6.83%
Brokerage	1.60%
Capital Goods	5.00%
Consumer Cyclical	12.20%
Consumer Non-Cyclical	3.07%
Energy	11.92%
Finance & Investments	1.15%
Media	6.90%
Real Estate	1.20%
Services Cyclical	12.12%
Services Non-Cyclical	7.32%
Technology & Electronics	1.22%
Telecommunications	13.39%
Utilities	3.37%
Convertible Bond	0.00%
Senior Secured Loans	6.53%
Common Stock	0.12%
Convertible Preferred Stock	0.52%
Warrant	0.00%
Repurchase Agreements	5.98%
Securities Lending Collateral	12.57%
Total Value of Securities	113.01%
Obligation to Return Securities Lending Collateral	(12.57%)
Liabilities Net of Receivables and Other Assets	(0.44%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	5.78%
BBB	2.39%
BB	23.97%
B	57.89%
CCC	9.62%
D	0.12%
Not Rated	0.23%
Total	100.00%

Sector/country allocation and
credit quality breakdown

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Portfolio materials.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.12%
Agency Collateralized Mortgage Obligations	5.14%
Agency Mortgage-Backed Securities	20.47%
Agency Obligations	0.88%
Commercial Mortgage-Backed Securities	7.26%
Corporate Bonds	25.35%
Banking	4.46%
Basic Industries	0.54%
Brokerage	1.42%
Capital Goods	0.46%
Communications	4.20%
Consumer Cyclical	1.78%
Consumer Non-Cyclical	3.23%
Electric	1.47%
Energy	1.48%
Finance Companies	1.83%
Insurance	1.52%
Natural Gas	0.87%
Real Estate	0.76%
Technology	0.44%
Transportation	0.89%
Foreign Agencies	0.05%
Austria	0.04%
United States	0.01%
Municipal Bonds	0.93%
Non-Agency Asset-Backed Securities	16.43%
Non-Agency Collateralized Mortgage Obligations	16.57%
Regional Agencies	0.33%
Regional Authorities	0.44%
Senior Secured Loans	4.41%
Sovereign Debt	1.64%
Brazil	0.44%
Canada	0.13%
Colombia	0.13%
Finland	0.01%
Mexico	0.20%
United Kingdom	0.73%
Supranational Banks	1.23%
U.S. Treasury Obligations	8.68%
Preferred Stock	0.03%
Warrant	0.00%
Repurchase Agreements	3.35%
Securities Lending Collateral	8.00%
Total Value of Securities	121.31%
Obligation to Return Securities Lending Collateral	(8.00%)
Liabilities Net of Receivables and Other Assets	(13.31%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	65.47%
AA	4.61%
A	9.80%
BBB	12.05%
BB	4.45%
B	3.33%
CCC	0.29%
Total	100.00%

(continues)     85

Country and sector allocations

Delaware Pooled Trust – The International Equity Portfolio

As of October 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Portfolio materials.

Percentage
Country	of Net Assets
Common Stock	99.53%
Australia	10.37%
Belgium	2.37%
Finland	1.25%
France	14.03%
Germany	5.21%
Hong Kong	2.63%
Italy	4.90%
Japan	15.10%
Netherlands	4.43%
New Zealand	0.80%
Singapore	1.82%
South Africa	1.39%
Spain	8.35%
Switzerland	2.94%
Taiwan	2.05%
United Kingdom	21.89%
Repurchase Agreements	0.61%
Securities Lending Collateral	16.62%
Total Value of Securities	116.76%
Obligation to Return Securities Lending Collateral	(16.62%)
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Percentage
Sector²	of Net Assets
Consumer Discretionary	8.97%
Consumer Staples	8.89%
Energy	10.99%
Financials	30.46%
Health Care	9.13%
Industrials	4.01%
Information Technology	3.27%
Materials	3.43%
Telecommunication Services	13.84%
Utilities	6.54%
Total	99.53%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Country and sector allocations

Delaware Pooled Trust – The Labor Select International Equity Portfolio

As of October 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Portfolio materials.

Percentage
Country	of Net Assets
Common Stock	98.54%
Australia	12.19%
Belgium	2.25%
Finland	1.35%
France	12.23%
Germany	3.34%
Hong Kong	3.99%
Italy	5.42%
Japan	15.09%
Netherlands	4.74%
New Zealand	0.81%
Singapore	0.95%
Spain	8.44%
Switzerland	2.95%
United Kingdom	24.79%
Repurchase Agreements	2.11%
Securities Lending Collateral	15.23%
Total Value of Securities	115.88%
Obligation to Return Securities Lending Collateral	(15.23%)
Liabilities Net of Receivables and Other Assets	(0.65%)
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Automobiles & Components	4.14%
Banks	24.18%
Capital Goods	1.46%
Diversified Financials	2.84%
Energy	10.08%
Food, Beverage & Tobacco	5.96%
Food & Staples Retailing	2.99%
Household & Personal Products	2.16%
Insurance	2.62%
Materials	3.49%
Media	1.90%
Pharmaceuticals, Biotechnology & Life Sciences	10.21%
Real Estate	2.18%
Retail	0.06%
Technology Hardware & Equipment	2.76%
Telecommunication Services	12.88%
Transportation	1.51%
Utilities	7.12%
Total	98.54%

(continues)     87

Country and sector allocations

Delaware Pooled Trust – The Emerging Markets Portfolio

As of October 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Portfolio materials.

Percentage
Sector	of Net Assets
Common Stock	92.06%
Brazil	12.14%
Canada	0.86%
Chile	1.01%
China	7.00%
Colombia	2.09%
Czech Republic	0.69%
Egypt	0.89%
Hungary	0.90%
India	0.64%
Israel	3.51%
Malaysia	4.18%
Mexico	7.13%
Panama	0.46%
Philippines	1.12%
Poland	1.78%
Republic of Korea	7.44%
Russia	5.59%
South Africa	9.91%
Taiwan	17.43%
Thailand	4.84%
Turkey	2.45%
Preferred Stock	7.00%
Brazil	3.20%
Republic of Korea	3.80%
Repurchase Agreements	1.18%
Securities Lending Collateral	6.13%
Total Value of Securities	106.37%
Obligation to Return Securities Lending Collateral	(6.13%)
Liabilities Net of Receivables and Other Assets	(0.24%)
Total Net Assets	100.00%

Percentage
Sector²	of Net Assets
Consumer Discretionary	5.21%
Consumer Staples	4.20%
Energy	10.78%
Financials	27.84%
Health Care	0.66%
Industrials	5.89%
Information Technology	12.16%
Materials	8.37%
Telecommunication Services	17.65%
Utilities	6.30%
Total	99.06%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Country and sector allocations

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

As of October 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Portfolio materials.

Percentage
Country	of Net Assets
Common Stock	89.18%
Australia	11.20%
Brazil	2.77%
Canada	2.99%
China	1.03%
Finland	1.33%
France	3.29%
Germany	0.94%
Greece	0.33%
Hong Kong	10.80%
Italy	0.68%
Japan	13.71%
Malaysia	1.21%
Norway	0.82%
Singapore	3.00%
Sweden	0.71%
United Kingdom	6.60%
United States	27.77%
Repurchase Agreements	9.89%
Securities Lending Collateral	8.83%
Total Value of Securities	107.90%
Obligation to Return Securities Lending Collateral	(8.83%)
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

Percentage
Sector²	of Net Assets
Diversified REITs	23.46%
Health Care REITs	2.43%
Hotel REITs	2.59%
Industrial REITs	2.15%
Mall REITs	6.13%
Multifamily REITs	4.14%
Office REITs	8.27%
Real Estate Operating Companies	32.16%
Self-Storage REITs	1.64%
Shopping Center REITs	6.21%
Total	89.18%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

(continues)     89

Country allocation and credit quality breakdown

Delaware Pooled Trust

As of October 31, 2007

Country designations may be different than the country designations presented in other Portfolio materials.

The Global Fixed Income Portfolio
Percentage
Country	of Net Assets
Bonds	97.78%
Austria	7.07%
Finland	2.67%
France	9.27%
Germany	21.48%
Ireland	4.57%
Italy	3.79%
Japan	9.58%
Mexico	3.93%
Netherlands	8.19%
Norway	3.54%
Poland	2.67%
Spain	2.01%
Supranational	9.02%
United Kingdom	5.04%
United States	4.95%
Repurchase Agreements	0.81%
Securities Lending Collateral	7.97%
Total Value of Securities	106.56%
Obligation to Return Securities Lending Collateral	(7.97%)
Receivables and Other Assets Net of Liabilities	1.41%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	85.79%
AA	7.61%
A	6.60%
Total	100.00%

The International Fixed Income Portfolio
Percentage
Country	of Net Assets
Bonds	97.68%
Austria	8.23%
Belgium	4.61%
Finland	1.26%
France	7.27%
Germany	23.31%
Ireland	4.20%
Italy	3.49%
Japan	15.49%
Mexico	1.89%
Netherlands	12.18%
Norway	3.26%
Portugal	0.93%
Slovenia	2.33%
Spain	3.87%
Supranational	5.36%
Repurchase Agreements	0.70%
Securities Lending Collateral	4.68%
Total Value of Securities	103.06%
Obligation to Return Securities Lending Collateral	(4.68%)
Receivables and Other Assets Net of Liabilities	1.62%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	81.68%
AA	14.10%
A	4.22%
Total	100.00%

Statements of net assets

Delaware Pooled Trust – The Large-Cap Value Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 98.30%
Consumer Discretionary – 8.92%
Gap	16,600	$313,740
Limited Brands	14,000	308,140
Mattel	14,100	294,549
		916,429
Consumer Staples – 9.18%
Heinz (H.J.)	6,600	308,748
*Kimberly-Clark	4,400	311,916
Safeway	9,500	323,000
		943,664
Energy – 5.83%
Chevron	3,300	301,983
ConocoPhillips	3,500	297,360
		599,343
Financials – 23.49%
Allstate	5,300	277,720
Chubb	5,600	298,760
Discover Financial Services	15,700	303,010
Hartford Financial Services Group	3,200	310,496
Huntington Bancshares	18,000	322,380
Morgan Stanley	4,600	309,396
Wachovia	6,300	288,099
*Washington Mutual	10,900	303,892
		2,413,753
Health Care – 18.03%
Abbott Laboratories	5,600	305,872
Baxter International	5,100	306,051
Bristol-Myers Squibb	10,200	305,898
Merck	5,300	308,778
Pfizer	12,400	305,164
Wyeth	6,600	320,958
		1,852,721
Industrials – 6.01%
Donnelley (R.R.) & Sons	8,100	326,349
Waste Management	8,000	291,120
		617,469
Information Technology – 14.76%
Hewlett-Packard	5,800	299,744
Intel	11,400	306,660
*International Business Machines	2,600	301,912
Motorola	15,800	296,882
†Xerox	17,900	312,176
		1,517,374
Materials – 3.03%
duPont (E.I.) deNemours	6,300	311,913
		311,913
Telecommunications – 5.97%
AT&T	7,300	305,067
Verizon Communications	6,700	308,669
		613,736
Utilities – 3.08%
Progress Energy	6,600	316,800
		316,800
Total Common Stock
(cost $8,887,685)		10,103,202

	Principal
	Amount
Repurchase Agreements – 1.62%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased
at $113,514, collateralized by
$55,700 U.S. Treasury Notes
3.375% due 9/15/09, market value
$55,414, $8,200 U.S. Treasury Notes
4.625% due 11/30/08, market value
$8,448, $6,600 U.S. Treasury Notes
4.625% due 8/31/11, market value
$6,791, $10,700 U.S. Treasury Notes
4.625% due 10/31/11, market value
$10,954, $8,200 U.S. Treasury Notes
4.875% due 5/31/08, market value
$8,433, $10,600 U.S. Treasury Notes
4.875% due 8/31/08, market value
$10,747, and $14,600 U.S. Treasury
Notes 5.625% due 5/15/08,
market value $15,052)	$113,500	113,500
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $53,507, collateralized by
$32,900 U.S. Treasury Notes
4.375% due 12/15/10, market value
$33,933, $3,600 U.S. Treasury Notes
4.625% due 8/31/11, market value
$3,706, and $16,800 U.S. Treasury
Notes 4.875% due 10/31/08,
market value $16,961)	53,500	53,500
Total Repurchase Agreements
(cost $167,000)		167,000

Total Value of Securities Before Securities
Lending Collateral – 99.92%
(cost $9,054,685)		10,270,202

	Number of
	Shares
Securities Lending Collateral** – 8.64%
Investment Companies
Mellon GSL DBT II Collateral Fund	887,800	887,800
Total Securities Lending Collateral
(cost $887,800)		887,800

(continues)     91

Statements of net assets

Delaware Pooled Trust – The Large-Cap Value Equity Portfolio

Total Value of Securities – 108.56%
(cost $9,942,485)	$11,158,002	©
Obligation to Return Securities Lending
Collateral** – (8.64%)	(887,800)
Receivables and Other Assets Net
of Liabilities – 0.08%	7,727
Net Assets Applicable to 459,380
Shares Outstanding; Equivalent to $22.37
Per Share – 100.00%	$10,277,929

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$8,066,722
Undistributed net investment income	236,915
Accumulated net realized gain on investments	758,775
Net unrealized appreciation of investments	1,215,517
Total net assets	$10,277,929

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $863,104 of securities loaned.

See accompanying notes

Delaware Pooled Trust – The All-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 100.27%²
Basic Industry/Capital Goods – 0.65%
Praxair	200	$17,096
		17,096
Business Services – 14.31%
Corporate Executive Board	800	57,000
Equifax	700	26,950
Expeditors International Washington	1,100	55,715
†Global Cash Access Holdings	4,000	39,960
Paychex	600	25,068
†Research in Motion	1,150	143,186
Reuters Group	1,800	24,815
Reuters Group ADR	50	4,162
		376,856
Consumer Durables – 0.76%
†Select Comfort	1,750	20,003
		20,003
Consumer Non-Durables – 10.12%
*†NetFlix	4,600	121,762
NIKE Class B	150	9,939
†Peet’s Coffee & Tea	1,300	35,451
Staples	1,000	23,340
†Starbucks	800	21,344
*Whole Foods Market	1,100	54,494
		266,330
Consumer Services – 19.76%
†eBay	1,900	68,590
Heartland Payment Systems	2,600	78,000
IHOP	1,900	120,327
International Game Technology	600	26,166
Jackson Hewitt Tax Service	800	25,000
†MGM MIRAGE	300	27,483
Strayer Education	100	18,646
Weight Watchers International	3,047	156,127
		520,339
Energy – 1.47%
†Core Laboratories	100	14,594
EOG Resources	150	13,290
Suncor Energy	100	10,923
		38,807
Financials – 10.29%
†Affiliated Managers Group	50	6,578
Bank of New York Mellon	600	29,310
CME Group	40	26,650
†IntercontinentalExchange	650	115,830
NYMEX Holdings	125	16,065
optionsXpress Holdings	2,500	74,400
*†Pzena Investment Management Class A	100	1,938
		270,771
Health Care – 14.17%
*†Abiomed	1,300	17,771
Allergan	1,300	87,854
†Genentech	1,300	96,369
UnitedHealth Group	2,700	132,705
†Zimmer Holdings	550	38,220
		372,919
Technology – 28.74%
†Apple	200	37,990
Blackbaud	1,000	26,950
†Crown Castle International	1,500	61,605
†Google Class A	125	88,375
†Intuit	3,000	96,510
†j2 Global Communications	1,400	47,166
†NAVTEQ	150	11,580
QUALCOMM	3,300	141,008
†SanDisk	650	28,860
Seagate Technology	4,100	114,144
†Teradata	3,500	99,855
*†VMware Class A	20	2,497
		756,540
Total Common Stock
(cost $1,969,894)		2,639,661

	Principal
	Amount
Repurchase Agreements – 44.21%
With BNP Paribas 4.53% 11/1/07 (dated
10/31/07, to be repurchased at
$791,100, collateralized by $388,000
U.S. Treasury Notes 3.375% due
9/15/09, market value $386,236,
$57,000 U.S. Treasury Notes 4.625%
due 11/30/08, market value $58,880,
$46,000 U.S. Treasury Notes 4.625%
due 8/31/11, market value $47,332,
$75,000 U.S. Treasury Notes 4.625%
due 10/31/11, market value $76,349,
$57,000 U.S. Treasury Notes 4.875%
due 5/31/08, market value $58,779,
$74,000 U.S. Treasury Notes 4.875%
due 8/31/08, market value $74,904 and
$101,000 U.S. Treasury Notes 5.625%
due 5/15/08, market value $104,911)	$791,000	791,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at
$373,047, collateralized by $229,000
U.S. Treasury Notes 4.375% due
12/15/10, market value $236,516,
$25,000 U.S. Treasury Notes 4.625%
due 8/31/11, market value $25,834 and
$117,000 U.S. Treasury Notes 4.875%
due 10/31/08, market value $118,216)	373,000	373,000
Total Repurchase Agreements
(cost $1,164,000)		1,164,000

(continues)     93

Statements of net assets

Delaware Pooled Trust – The All-Cap Growth Equity Portfolio

		Value

Total Value of Securities Before Securities
Lending Collateral – 144.48%
(cost $3,133,894)		$3,803,661

	Number of
	Shares
Securities Lending Collateral** – 7.92%
Investment Companies
Mellon GSL DBT II Collateral Fund	208,540	208,540
Total Securities Lending Collateral
(cost $208,540)		208,540

Total Value of Securities – 152.40%
(cost $3,342,434)		4,012,201 ©
Obligations to Return Securities
Lending Collateral** – (7.92%)		(208,540)
Liabilities Net of Receivables and
Other Assets – (44.48%)		(1,170,947)
Net Assets Applicable to 382,930
Shares Outstanding; Equivalent to $6.88
Per Share – 100.00%		$2,632,714

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$6,771,700
Accumulated net realized loss on investments		(4,808,753)
Net unrealized appreciation of investments		669,767
Total net assets		$2,632,714

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $203,844 of securities loaned.

See accompanying notes

Delaware Pooled Trust – The Large-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 99.53%²
Basic Industry/Capital Goods – 3.71%
Praxair	200,000	$17,096,000
		17,096,000
Business Services – 17.71%
*Expeditors International Washington	300,000	15,195,000
Paychex	360,000	15,040,800
†Research in Motion	202,100	25,163,471
Reuters Group ADR	135,000	11,236,050
United Parcel Service Class B	200,000	15,020,000
		81,655,321
Consumer Non-Durables – 12.33%
Procter & Gamble	255,000	17,727,600
*Staples	635,000	14,820,900
Walgreen	350,000	13,877,500
Wal-Mart Stores	230,000	10,398,300
		56,824,300
Consumer Services – 12.91%
†eBay	450,000	16,245,000
International Game Technology	375,000	16,353,750
†MGM MIRAGE	165,000	15,115,650
Weight Watchers International	230,000	11,785,200
		59,499,600
Financials – 8.35%
CME Group	27,000	17,988,750
†IntercontinentalExchange	115,000	20,493,000
		38,481,750
Health Care – 15.79%
Allergan	280,000	18,922,400
*†Genentech	270,000	20,015,100
UnitedHealth Group	420,000	20,643,000
†Zimmer Holdings	190,000	13,203,100
		72,783,600
Technology – 28.73%
†Apple	36,000	6,838,200
*†Crown Castle International	325,000	13,347,750
†Google Class A	44,000	31,108,000
*†Intuit	560,000	18,015,200
QUALCOMM	530,000	22,646,900
*†SanDisk	220,000	9,768,000
Seagate Technology	690,000	19,209,600
†Teradata	402,100	11,471,913
		132,405,563
Total Common Stock
(cost $390,294,719)		458,746,134

	Principal
	Amount	Value
Repurchase Agreements – 0.49%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $1,520,191,
collateralized by $745,000
U.S. Treasury Notes 3.375% due
9/15/09, market value $741,944,
$110,000 U.S. Treasury Notes
4.625% due 11/30/08, market
value $113,106, $88,000
U.S. Treasury Notes 4.625% due
8/31/11, market value $90,924,
$143,000 U.S. Treasury Notes
4.625% due 10/31/11, market
value $146,663, $110,000
U.S. Treasury Notes 4.875% due
5/31/08, market value $112,912,
$142,000 U.S. Treasury Notes
4.875% due 8/31/08, market
value $143,888, and $195,000
U.S. Treasury Notes 5.625% due
5/15/08, market value $201,530)	$1,520,000	$1,520,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $716,090, collateralized by
$441,000 U.S. Treasury Notes 4.375%
due 12/15/10, market value
$454,338, $48,000 U.S. Treasury
Notes 4.625% due 8/31/11, market
value $49,626, and $225,000
U.S. Treasury Notes 4.875%
due 10/31/08, market value $227,089)	716,000	716,000
Total Repurchase Agreements
(cost $2,236,000)		2,236,000

Total Value of Securities Before Securities
Lending Collateral – 100.02%
(cost $392,530,719)		460,982,134

	Number of
	Shares
Securities Lending Collateral** – 2.56%
Investment Companies
Mellon GSL DBT II Collateral Fund	11,785,597	11,785,597
Total Securities Lending Collateral
(cost $11,785,597)		11,785,597

(continues)     95

Statements of net assets

Delaware Pooled Trust – The Large-Cap Growth Equity Portfolio

Total Value of Securities – 102.58%
(cost $404,316,316)	$472,767,731 ©
Obligation to Return Securities Lending
Collateral** – (2.56%)	(11,785,597)
Liabilities Net of Receivables and
Other Assets – (0.02%)	(82,444)
Net Assets Applicable to 43,654,506
Shares Outstanding; Equivalent to
$10.56 Per Share – 100.00%	$460,899,690

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$389,408,788
Undistributed net investment income	580,529
Accumulated net realized gain on investments	2,458,958
Net unrealized appreciation of investments	68,451,415
Total net assets	$460,899,690

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $11,425,386 of securities loaned.

ADR — American Depositary Receipts

See accompanying notes

Delaware Pooled Trust – The Mid-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 90.61%
Basic Industry/Capital Goods – 10.42%
Allegheny Technologies	800	$81,736
Joy Global	1,500	87,090
Manitowoc	2,200	108,372
†Mettler-Toledo International	600	63,810
Oshkosh Truck	1,000	54,200
Roper Industries	1,100	77,891
Trinity Industries	2,400	86,736
		559,835
Business Services – 5.78%
Dun & Bradstreet	600	58,110
Expeditors International Washington	1,700	86,105
†Fiserv	1,500	83,100
Paychex	2,000	83,560
		310,875
Consumer Durables – 1.76%
†Activision	4,000	94,600
		94,600
Consumer Non-Durables – 12.04%
†Amazon.com	900	80,235
†Coach	4,000	146,240
†Dick’s Sporting Goods	3,200	106,784
Flowers Foods	3,000	65,820
†J. Crew Group	1,300	48,620
Nordstrom	2,400	94,656
†Ulta Salon Cosmetics & Fragrance	400	13,680
†Urban Outfitters	3,600	90,972
		647,007
Consumer Services – 6.22%
Host Hotels & Resorts	1,893	41,949
International Game Technology	1,900	82,859
Marriott International Class A	1,200	49,332
Starwood Hotels & Resorts Worldwide	1,400	79,604
†Wynn Resorts	500	80,715
		334,459
Energy – 8.73%
*†Geophysique-Veritas ADR	1,900	124,716
†Helix Energy Solutions Group	1,400	64,750
Helmerich & Payne	1,500	47,430
†National Oilwell Varco	2,000	146,480
Smith International	1,300	85,865
		469,241
Financials – 8.06%
†Affiliated Managers Group	600	78,930
*†E*Trade Financial	1,200	13,368
†Interactive Brokers Group Class A	2,300	66,401
†IntercontinentalExchange	200	35,640
Legg Mason	500	41,470
Lehman Brothers Holdings	1,100	69,674
†Oaktree Capital Group	1,000	38,500
People’s United Financial	3,200	56,896
T. Rowe Price Group	500	32,120
		432,999
Health Care – 12.76%
*†Abraxis BioScience	4,900	121,716
†Barr Pharmaceuticals	1,600	91,712
†DaVita	1,000	65,190
†Express Scripts Class A	600	37,860
*†Hologic	400	27,172
†Invitrogen	600	54,522
Manor Care	600	39,948
†Medco Health Solutions	1,000	94,380
Omnicare	1,200	35,400
†ONYX Pharmaceuticals	1,200	56,052
†Regeneron Pharmaceuticals	2,800	61,600
		685,552
Technology – 22.57%
†American Tower Class A	1,600	70,688
†Atheros Communications	2,300	80,730
†Citrix Systems	2,700	116,073
†F5 Networks	3,000	108,090
*†Focus Media Holding ADR	900	55,800
L-3 Communications Holdings	700	76,748
†MEMC Electronic Materials	1,300	95,186
†Microsemi	3,900	103,779
†NII Holdings	1,400	81,200
†Nuance Communications	4,200	92,862
†salesforce.com	1,200	67,644
Satyam Computer Services ADR	3,300	100,155
†Sina	1,100	63,063
†Sykes Enterprises	3,900	68,835
†Varian Semiconductor Equipment Associates	700	32,214
		1,213,067
Transportation – 0.93%
Hunt (J.B.) Transport Services	1,800	49,896
		49,896
Utilities – 1.34%
Alliant Energy	1,800	72,000
		72,000
Total Common Stock
(cost $3,588,049)		4,869,531

(continues)     97

Statements of net assets

Delaware Pooled Trust – The Mid-Cap Growth Equity Portfolio

	Principal
	Amount	Value
Repurchase Agreements – 10.20%
With BNP Paribas 4.53% 11/1/07 (dated
10/31/07, to be repurchased at
$372,547, collateralized by $182,600
U.S. Treasury Notes 3.375% due 9/15/09,
market value $181,836, $27,000
U.S. Treasury Notes 4.625% due
11/30/08, market value $27,720,
$21,600 U.S. Treasury Notes 4.625%
due 8/31/11, market value $22,284,
$35,100 U.S. Treasury Notes 4.625%
due 10/31/11, market value $35,944,
$27,000 U.S. Treasury Notes 4.875% due
5/31/08, market value $27,673, $34,800
U.S. Treasury Notes 4.875% due 8/31/08,
market value $35,264, and $47,800
U.S. Treasury Notes 5.625% due 5/15/08,
market value $49,391)	$372,500	$372,500
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at
$175,522, collateralized by $108,000
U.S. Treasury Notes 4.375% due
12/15/10, market value $111,349,
$11,800 U.S. Treasury Notes 4.625%
due 8/31/11, market value $12,162, and
$55,100 U.S. Treasury Notes 4.875% due
10/31/08, market value $55,655)	175,500	175,500
Total Repurchase Agreements
(cost $548,000)		548,000

Total Value of Securities Before Securities
Lending Collateral – 100.81%
(cost $4,136,049)		5,417,531

	Number of
	Shares
Securities Lending Collateral** – 6.52%
Investment Companies
Mellon GSL DBT II Collateral Fund	350,300	350,300
Total Securities Lending Collateral
(cost $350,300)		350,300

Total Value of Securities – 107.33%
(cost $4,486,349)		5,767,831 ©
Obligation to Return Securities Lending
Collateral** – (6.52%)		(350,300)
Liabilities Net of Receivables and
Other Assets – (0.81%)		(43,656)
Net Assets Applicable to 1,263,283
Shares Outstanding; Equivalent to $4.25
Per Share – 100.00%		$5,373,875
Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$136,061
Accumulated net realized gain on investments		3,956,332
Net unrealized appreciation of investments		1,281,482
Total net assets		$5,373,875

†	Non-income producing security for the year ended October 31 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $338,079 of securities loaned.

ADR — American Depositary Receipt

See accompanying notes

Delaware Pooled Trust – The Small-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 93.72%
Basic Industry/Capital Goods – 13.07%
*Bucyrus International Class A	3,300	$272,250
†Haynes International	3,300	288,816
*†Hexcel	10,600	265,318
*†Itron	2,300	247,227
*Kaydon	4,600	247,434
†Mettler-Toledo International	2,700	287,145
†Middleby	4,400	286,748
*MSC Industrial Direct Class A	4,781	232,883
*UAP Holding	9,400	299,202
		2,427,023
Business Services – 7.27%
*†Advisory Board	5,200	333,892
†Concur Technologies	6,600	237,864
†Emergency Medical Services	2,800	85,036
*†Geo Group	6,900	218,247
†Monster Worldwide	5,700	231,306
†PRA International	1,500	45,285
*†TeleTech Holdings	7,900	196,947
		1,348,577
Consumer Non-Durables – 13.15%
*†Bare Escentuals	5,700	140,790
†Coach	10,984	401,575
*†Crocs	5,900	441,025
†Dick’s Sporting Goods	16,600	553,942
*†J. Crew Group	4,800	179,520
*†Lululemon Athletica	1,300	69,186
*†Under Armour Class A	5,600	348,600
*†Zumiez	7,300	305,578
		2,440,216
Consumer Services – 5.55%
*†Cenveo	16,200	365,796
*†Sonic	6,200	153,636
*†Texas Roadhouse Class A	17,400	220,458
†Wynn Resorts	1,800	290,574
		1,030,464
Energy – 6.50%
*Carbo Ceramics	4,850	217,862
†Core Laboratories	1,900	277,286
†Helix Energy Solutions Group	6,600	305,250
*†ION Geophysical	16,700	253,005
†North American Energy Partners	8,300	154,048
		1,207,451
Financials – 8.98%
Delphi Financial Group Class A	4,425	171,469
Hanover Insurance Group	4,700	216,529
†Investment Technology Group	5,200	217,880
*KKR Financial Holdings	6,200	96,782
†Meruelo Maddux Properties	10,200	49,062
*†Nasdaq Stock Market	3,100	144,770
†Signature Bank	3,650	124,648
Waddell & Reed Financial Class A	11,300	375,385
Webster Financial	3,200	115,968
Whitney Holding	6,000	153,960
		1,666,453
Health Care – 16.02%
*†Abraxis BioScience	11,700	290,628
†Acadia Pharmaceuticals	6,471	99,524
*†Align Technology	12,513	259,019
*†Cepheid	9,600	248,448
†Collagenex Pharmaceuticals	4,900	50,029
†Conceptus	8,900	195,177
†Hologic	1,100	74,723
†Immucor	4,700	151,575
*†LifeCell	6,700	295,202
*†Martek Biosciences	3,800	116,090
*†Medarex	14,200	169,690
*†Nektar Therapeutics	8,400	50,232
*†PDL BioPharma	2,750	58,300
†Progenics Pharmaceuticals	6,500	150,540
†Regeneron Pharmaceuticals	7,400	162,800
†Trizetto Group	2,600	42,484
*†United Therapeutics	4,000	273,760
†Wright Medical Group	10,800	286,200
		2,974,421
Technology – 21.87%
*†Atheros Communications	7,900	277,290
*†Equinix	1,800	209,988
†F5 Networks	11,200	403,536
†Foundry Networks	14,800	312,872
*†Informatica	16,000	273,280
*†Microsemi	13,500	359,235
*†Nuance Communications	14,700	325,017
*†Omniture	9,800	334,768
*†salesforce.com	4,300	242,391
†Shutterfly	12,400	413,788
†Silicon Laboratories	6,900	301,530
†Solera Holdings	14,200	305,442
†Synchronoss Technologies	4,300	172,000
†Varian Semiconductor
Equipment Associates	2,800	128,856
		4,059,993
Transportation – 1.31%
*Hunt (J.B.) Transport Services	8,800	243,936
		243,936
Total Common Stock
(cost $11,488,623)		17,398,534

(continues)     99

Statements of net assets

Delaware Pooled Trust – The Small-Cap Growth Equity Portfolio

	Principal
	Amount	Value
Repurchase Agreements – 6.94%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased at
$875,510, collateralized by $429,300
U.S. Treasury Notes 3.375%
due 9/15/09, market value $427,381,
$63,500 U.S. Treasury Notes 4.625%
due 11/30/08, market value $65,152,
$50,800 U.S. Treasury Notes 4.625%
due 8/31/11, market value $52,375,
$82,500 U.S. Treasury Notes 4.625%
due 10/31/11, market value $84,482,
$63,500 U.S. Treasury Notes 4.875%
due 5/31/08, market value $65,041,
$81,700 U.S. Treasury Notes 4.875%
due 8/31/08, market value $82,884,
and $112,300 U.S. Treasury Notes
5.625% due 5/15/08,
market value $116,087)	$875,400	$875,400
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at
$412,652, collateralized by $253,900
U.S. Treasury Notes 4.375% due
12/15/10, market value $261,712,
$27,700 U.S. Treasury Notes 4.625%
due 8/31/11, market value $28,586,
and $129,600 U.S. Treasury Notes
4.875% due 10/31/08, market
value $130,810)	412,600	412,600
Total Repurchase Agreements
(cost $1,288,000)		1,288,000

Total Value of Securities Before Securities
Lending Collateral – 100.66%
(cost $12,776,623)		18,686,534

	Number of
	Shares
Securities Lending Collateral** – 37.67%
Investment Companies
Mellon GSL DBT II Collateral Fund	6,994,053	6,994,053
Total Securities Lending Collateral
(cost $6,994,053)		6,994,053

Total Value of Securities – 138.33%
(cost $19,770,676)		25,680,587 ©
Obligation to Return Securities Lending
Collateral** – (37.67%)		(6,994,053)
Liabilities Net of Receivables and
Other Assets – (0.66%)		(122,232)
Net Assets Applicable to 1,026,388
Shares Outstanding; Equivalent to $18.09
Per Share – 100.00%		$18,564,302
Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$2,229,161
Accumulated net realized gain on investments		10,425,230
Net unrealized appreciation of investments		5,909,911
Total net assets		$18,564,302

†	Non-income producing security for the year ended October 31 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $6,750,165 of securities loaned.

See accompanying notes

Delaware Pooled Trust – The Focus Smid-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 95.80%
Basic Industry/Capital Goods – 4.44%
Graco	9,900	$389,664
		389,664
Business Services – 15.40%
Corporate Executive Board	4,500	320,625
Expeditors International Washington	8,200	415,330
†Global Cash Access Holdings	24,100	240,759
Global Payments	7,900	375,724
		1,352,438
Consumer Durables – 6.33%
Gentex	16,100	334,558
*†Select Comfort	19,350	221,171
		555,729
Consumer Non-Durables – 12.00%
*Fastenal	7,400	329,152
*†NetFlix	18,500	489,695
†Peet’s Coffee & Tea	8,600	234,522
		1,053,369
Consumer Services – 22.55%
*Heartland Payment Systems	15,400	462,000
*IHOP	6,398	405,185
Jackson Hewitt Tax Services	11,100	346,875
Strayer Education	1,400	261,044
Weight Watchers International	9,861	505,278
		1,980,382
Financials – 12.29%
†Affiliated Managers Group	2,600	342,030
Financial Federal	9,116	246,314
optionsXpress Holdings	16,500	491,040
		1,079,384
Health Care – 4.75%
†Techne	6,400	417,536
		417,536
Technology – 14.00%
Blackbaud	17,700	477,015
†j2 Global Communications	10,200	343,638
†NAVTEQ	2,300	177,560
†Teradata	8,100	231,093
		1,229,306
Transportation – 4.04%
C.H. Robinson Worldwide	7,100	354,432
		354,432
Total Common Stock (cost $7,751,537)		8,412,240

	Principal
	Amount	Value
Repurchase Agreements – 1.15%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased
at $68,659, collateralized by
$33,660 U.S. Treasury Notes
3.375% due 9/15/09, market value
$33,514, $4,980 U.S. Treasury
Notes 4.625% due 11/30/08,
market value $5,109, $3,980
U.S. Treasury Notes 4.625% due
8/31/11, market value $4,107,
$6,470 U.S. Treasury Notes
4.625% due 10/31/11, market
value $6,625, $4,980 U.S. Treasury
Notes 4.875% due 5/31/08,
market value $5,100, $6,410
U.S. Treasury Notes 4.875% due
8/31/08, market value $6,499,
and $8,800 U.S. Treasury Notes
5.625% due 5/15/08, market
value $9,103)	$68,650	$68,650
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $32,354, collateralized by
$19,910 U.S. Treasury Notes
4.375% due 12/15/10, market
value $20,522, $2,180 U.S.Treasury
Notes 4.625% due 8/31/11,
market value $2,242, and $10,160
U.S. Treasury Notes 4.875% due
10/31/08, market value $10,258)	32,350	32,350
Total Repurchase Agreements
(cost $101,000)		101,000
Total Value of Securities Before Securities
Lending Collateral – 96.95%
(cost $7,852,537)		8,513,240

(continues)     101

Statements of net assets

Delaware Pooled Trust – The Focus Smid-Cap Growth Equity Portfolio

	Number of
	Shares	Value
Securities Lending Collateral** – 17.93%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,574,762	$1,574,762
Total Securities Lending Collateral
(cost $1,574,762)		1,574,762

Total Value of Securities – 114.88%
(cost $9,427,299)		10,088,002 ©
Obligation to Return Securities
Lending Collateral** – (17.93%)		(1,574,762)
Receivables and Other Assets
Net of Liabilities – 3.05%		267,913
Net Assets Applicable to 772,991
Shares Outstanding; Equivalent
to $11.36 Per Share – 100.00%		$8,781,153

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$7,547,790
Undistributed net investment income		12,143
Accumulated net realized gain on investments		560,517
Net unrealized appreciation of investments		660,703
Total net assets		$8,781,153

  †Non-income producing security for the year ended October 31, 2007.

  *Fully or partially on loan.

**See Note 11 in “Notes to financial statements.”

©Includes $1,524,420 of securities loaned.

See accompanying notes

Delaware Pooled Trust – The Smid-Cap Growth Equity Portfolio

October 31, 2007

	Number of
	Shares	Value
Common Stock – 92.50%
Basic Industry/Capital Goods – 12.76%
Allegheny Technologies	400	$40,868
Dynamic Materials	1,300	71,526
†Flow International	3,600	30,276
Joy Global	800	46,448
†Middleby	600	39,102
Trinity Industries	1,300	46,982
UAP Holding	1,200	38,196
Woodward Governor	700	46,900
		360,298
Business Services – 3.85%
American Ecology	1,700	40,698
†Monster Worldwide	900	36,522
*†Portfolio Recovery Associates	700	31,577
		108,797
Consumer Durables – 4.69%
†Activision	2,500	59,125
†LKQ	1,100	42,416
Spartan Motors	2,200	30,888
		132,429
Consumer Non-Durables – 10.58%
†Coach	900	32,904
*†Crocs	800	59,800
Tiffany & Co	800	43,344
*†Under Armour Class A	800	49,800
†Urban Outfitters	1,900	48,013
†Volcom	500	14,625
†Zumiez	1,200	50,232
		298,718
Consumer Services – 7.47%
*†Chipotle Mexican Grill Class A	300	41,700
†First Cash Financial Services	2,100	41,286
Host Hotels & Resorts	1,400	31,024
†Life Time Fitness	800	48,512
†Wynn Resorts	300	48,429
		210,951
Energy – 6.84%
†Cameron International	600	58,416
*†Geophysique-Veritas ADR	900	59,076
†Grant Prideco	600	29,496
†Helix Energy Solutions Group	1,000	46,250
		193,238
Financials – 8.07%
†Affiliated Managers Group	300	39,465
†AmCOMP	2,700	26,811
Ashford Hospitality Trust	2,400	23,616
Home Bancshares	900	19,188
†IntercontinentalExchange	100	17,820
KKR Financial Holdings	1,000	15,610
MCG Capital	2,700	37,827
*MVC Capital	1,700	29,002
PennantPark Investment	1,413	18,454
		227,793
Health Care – 14.75%
†Abraxis BioScience	2,800	69,552
†ACADIA Pharmaceuticals	700	10,766
†Barr Pharmaceuticals	800	45,856
†DaVita	500	32,595
†Express Scripts	200	12,620
†Hologic	200	13,586
†Invitrogen	500	45,435
†LifeCell	1,000	44,060
Manor Care	200	13,316
†Martek Biosciences	500	15,275
†Medarex	2,400	28,680
†PDL BioPharma	600	12,720
†Regeneron Pharmaceuticals	1,400	30,800
†United Therapeutics	600	41,064
		416,325
Technology – 22.51%
†Citrix Systems	1,200	51,588
†F5 Networks	1,600	57,648
†Foundry Networks	2,200	46,508
†Informatica	2,400	40,992
Intersil Class A	1,300	39,442
†Microsemi	2,100	55,881
†Nuance Communications	2,200	48,642
†salesforce.com	700	39,459
Satyam Computer Services ADR	1,700	51,595
†SBA Communications Class A	1,200	42,720
†Solera Holdings	2,100	45,171
†Syke Enterprises	2,600	45,890
†Varian Semiconductor Equipment Associates	450	20,709
†VeriFone Holdings	1,000	49,430
		635,675
Transportation – 0.98%
Hunt (J.B.) Transport Services	1,000	27,720
		27,720
Total Common Stock
(cost $1,968,300)		2,611,944

(continues)     103

Statements of net assets

Delaware Pooled Trust – The Smid-Cap Growth Equity Portfolio

	Principal
	Amount	Value
Repurchase Agreements – 4.04%
With BNP Paribas 4.53% 11/1/07 (dated
10/31/07, to be repurchased at $77,510,
collateralized by $38,000 U.S. Treasury
Notes 3.375% due 9/15/09, market
value $37,827, $5,600 U.S. Treasury
Notes 4.625% due 11/30/08, market
value $5,767, $4,500 U.S. Treasury
Notes 4.625% due 8/31/11, market
value $4,636, $7,300 U.S. Treasury
Notes 4.625% due 10/31/11, market
value $7,477, $5,600 U.S. Treasury
Notes 4.875% due 5/31/08, market
value $5,757, $7,200 U.S. Treasury
Notes 4.875% due 8/31/08, market
value $7,336, and $9,900 U.S. Treasury
Notes 5.625% due 5/15/08, market
value $10,275)	$77,500	$77,500
With UBS Warburg 4.51% 11/1/07 (dated
10/31/07, to be repurchased at $36,505,
collateralized by $22,500 U.S. Treasury
Notes 4.375% due 12/15/10, market
value $23,164, $2,500 U.S. Treasury
Notes 4.625% due 8/31/11, market
value $2,530, and $11,500 U.S. Treasury
Notes 4.875% due 10/31/08, market
value $11,578)	36,500	36,500
Total Repurchase Agreements
(cost $114,000)		114,000

Total Value of Securities Before Securities
Lending Collateral – 96.54%
(cost $2,082,300)		2,725,944

	Number of
	Shares
Securities Lending Collateral** – 7.89%
Investment Companies
Mellon GSL DBT II Collateral Fund	222,636	222,636
Total Securities Lending Collateral
(cost $222,636)		222,636

Total Value of Securities – 104.43%
(cost $2,304,936)		2,948,580	©
Obligation to Return Securities
Lending Collateral** – (7.89%)		(222,636)
Receivables and Other Assets
Net of Liabilities – 3.46%		97,679
Net Assets Applicable to 235,296
Shares Outstanding; Equivalent
to $12.00 Per Share – 100.00%		$2,823,623
Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$1,976,141
Accumulated net realized gain on investments		203,838
Net unrealized appreciation of investments		643,644
Total net assets		$2,823,623

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $216,166 of securities loaned.

ADR — American Depositary Receipts

See accompanying notes

Delaware Pooled Trust – The Real Estate Investment Trust Portfolio II

October 31, 2007

	Number of
	Shares	Value
Common Stock – 96.84%
Diversified REITs – 6.56%
Vornado Realty Trust	8,100	$904,932
		904,932
Health Care REITs – 6.59%
Health Care Property Investors	6,000	204,240
Health Care REIT	6,600	292,314
Ventas	9,600	411,744
		908,298
Hotel REITs – 6.17%
Ashford Hospitality Trust	11,700	115,128
Hersha Hospitality Trust	14,000	151,340
Host Hotels & Resorts	26,334	583,561
		850,029
Industrial REITs – 8.90%
AMB Property	7,480	488,818
ProLogis	10,300	738,922
		1,227,740
Mall REITs – 16.62%
General Growth Properties	12,000	652,320
Macerich	5,200	445,692
Simon Property Group	11,470	1,194,142
		2,292,154
Manufactured Housing REITs – 1.31%
Equity Lifestyle Properties	3,600	180,864
		180,864
Multifamily REITs – 13.71%
Apartment Investment & Management	6,000	280,380
AvalonBay Communities	4,100	502,865
BRE Properties	4,700	257,560
Equity Residential	11,500	480,470
Essex Property Trust	2,200	271,546
*Home Properties	1,900	97,698
		1,890,519
Office REITs – 13.62%
Alexandria Real Estate Equities	3,100	319,734
Boston Properties	6,700	725,878
Highwoods Properties	4,500	161,820
Kilroy Realty	3,300	214,632
SL Green Realty	3,780	456,095
		1,878,159
Office/Industrial REITs – 2.63%
Digital Realty Trust	6,400	281,536
PS Business Parks	1,400	81,620
		363,156
Real Estate Operating Companies – 3.79%
Brookfield Properties	7,400	184,778
Marriott International Class A	3,800	156,218
Starwood Hotels & Resorts Worldwide	3,200	181,952
		522,948
Self-Storage REITs – 4.35%
Public Storage	7,400	599,178
		599,178
Shopping Center REITs – 11.10%
Developers Diversified Realty	2,800	141,120
Equity One	4,100	107,338
Federal Realty Investment Trust	4,400	388,168
Kimco Realty	9,600	398,592
Kite Realty Group Trust	7,600	137,712
Regency Centers	5,000	357,400
		1,530,330
Specialty REITs – 1.49%
Plum Creek Timber	4,600	205,482
		205,482
Total Common Stock
(cost $13,120,316)		13,353,789

	Principal
	Amount
Repurchase Agreements – 3.48%
With BNP Paribas 4.53% 11/1/07 (dated
10/31/07, to be repurchased at
$326,341, collateralized by $160,000
U.S. Treasury Notes 3.375% due
9/15/09, market value $159,272,
$23,700 U.S. Treasury Notes 4.625%
due 11/30/08, market value $24,280,
$18,900 U.S. Treasury Notes 4.625%
due 8/31/11, market value $19,519,
$30,700 U.S. Treasury Notes 4.625%
due 10/31/11, market value $31,484,
$23,700 U.S. Treasury Notes 4.875%
due 5/31/08, market value $24,239,
$30,400 U.S. Treasury Notes 4.875%
due 8/31/08, market value $30,888,
and $41,800 U.S. Treasury Notes
5.625% due 5/15/08, market
value $43,262)	$326,300	326,300
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at
$153,719, collateralized by $94,600
U.S. Treasury Notes 4.375% due
12/15/10, market value $97,532,
$10,300 U.S. Treasury Notes 4.625%
due 8/31/11, market value $10,653
and $48,300 U.S. Treasury Notes
4.875% due 10/31/08, market
value $48,749)	153,700	153,700
Total Repurchase Agreements
(cost $480,000)		480,000

Total Value of Securities Before Securities
Lending Collateral – 100.32%
(cost $13,600,316)		13,833,789

(continues)     105

Statements of net assets

Delaware Pooled Trust – The Real Estate Investment Trust Portfolio II

	Number of
	Shares	Value
Securities Lending Collateral** – 0.67%
Investment Companies
Mellon GSL DBT II Collateral Fund	91,800	$91,800
Total Securities Lending Collateral
(cost $91,800)		91,800

Total Value of Securities – 100.99%
(cost $13,692,116)		13,925,589 ©
Obligation to Return Securities Lending
Collateral** – (0.67%)		(91,800)
Liabilities Net of Receivables and
Other Assets – (0.32%)		(44,763)
Net Assets Applicable to 1,013,907
Shares Outstanding; Equivalent to $13.60
Per Share – 100.00%		$13,789,026

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$8,323,093
Undistributed net investment income		84,317
Accumulated net realized gain on investments		5,148,143
Net unrealized appreciation of investments		233,473
Total net assets		$13,789,026

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $89,640 of securities loaned.

REIT — Real Estate Investment Trust

See accompanying notes

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

October 31, 2007

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Agency Asset-Backed Securities – 0.39%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.907% 9/26/33	$19,436	$19,450
Fannie Mae Whole Loan
Series 2001-W2 AS5
6.473% 10/25/31	31,049	30,931
•Series 2002-W11 AV1
5.213% 11/25/32	3,637	3,637
Total Agency Asset-Backed Securities
(cost $53,884)		54,018

Agency Collateralized Mortgage Obligations – 3.62%
Fannie Mae Whole Loan
Series 2003-W10 1A4 4.505% 6/25/43	25,000	24,656
Series 2003-W15 2A7 5.55% 8/25/43	35,000	35,569
Freddie Mac
Series 1490 CA 6.50% 4/15/08	5,689	5,676
Series 2326 ZQ 6.50% 6/15/31	84,400	88,388
Series 3337 PB 5.50% 7/15/30	30,000	30,013
Freddie Mac Stated Final Series 5 GC
2.95% 12/15/09	100,283	99,266
•Freddie Mac Strip Series 19 F
5.897% 6/1/28	19,976	19,880
w•Freddie Mac Structured Pass Through
Securities Series T-60 1A4C
5.395% 3/25/44	15,000	15,009
GNMA
Series 2002-28 B 5.779% 7/16/24	16,188	16,341
Series 2002-61 BA 4.648% 3/16/26	41,320	41,390
Series 2003-5 B 4.486% 10/16/25	50,000	49,457
Series 2003-78 B 5.11% 10/16/27	40,000	39,955
•Vendee Mortgage Trust Series 2000-1
1A 6.812% 1/15/30	33,070	33,961
Total Agency Collateralized Mortgage
Obligations (cost $494,913)		499,561

Agency Mortgage-Backed Securities – 1.67%
Fannie Mae
6.52% 1/1/08	2,414	2,405
8.50% 9/20/10	2,277	2,401
9.00% 4/1/09	2,401	2,415
•Fannie Mae ARM
5.783% 8/1/34	47,663	48,155
6.433% 12/1/33	35,864	36,137
Fannie Mae FHAVA 11.00% 12/1/15	2,904	3,153
Fannie Mae Relocation 30 yr
5.00% 1/1/34	4,862	4,714
Fannie Mae S.F. 15 yr
8.00% 10/1/14	8,047	8,137
8.50% 2/1/10	6,217	6,412
Fannie Mae S.F. 30 yr
6.00% 10/1/33	5,091	5,148
7.50% 12/1/10	1,641	1,659
7.50% 12/1/32	8,064	8,513
8.50% 5/1/11	1,858	1,903
8.50% 8/1/12	2,236	2,309
9.50% 4/1/18	1,667	1,822
•Freddie Mac ARM
5.688% 7/1/36	25,011	25,317
5.864% 4/1/34	17,423	17,805
7.208% 4/1/33	12,804	12,950
Freddie Mac Balloon 5 yr 4.00% 1/1/09	6,380	6,323
Freddie Mac Relocation 15 yr
3.50% 10/1/18	5,597	5,234
Freddie Mac S.F. 15 yr 8.50% 10/1/15	4,072	4,326
Freddie Mac S.F. 30 yr
6.50% 10/1/32	6,747	6,950
9.25% 9/1/08	782	793
GNMA I S.F. 15 yr
6.00% 1/15/09	2,591	2,617
7.50% 4/15/13	5,628	5,649
8.50% 8/15/10	1,654	1,658
GNMA I S.F. 30 yr 7.50% 2/15/32	4,901	5,183
Total Agency Mortgage-Backed Securities
(cost $231,264)		230,088

Agency Obligations – 5.30%
*Fannie Mae 4.875% 5/18/12	30,000	30,358
Federal Home Loan Bank System
4.25% 11/20/09	70,000	69,903
*4.50% 10/9/09	30,000	30,096
^Financing Corporation Interest Strip CPN13
5.345% 12/27/13	40,000	30,311
*Freddie Mac
4.125% 7/12/10	260,000	258,441
5.00% 1/16/09	170,000	171,263
5.00% 2/16/17	140,000	140,922
Total Agency Obligations
(cost $717,279)		731,294

Commercial Mortgage-Backed Securities – 8.84%
Bank of America Commercial
Mortgage Securities
Series 2004-5 A3 4.561% 11/10/41	20,000	19,538
Series 2005-1 A3 4.877% 11/10/42	30,000	29,834
•Series 2005-6 AM 5.181% 9/10/47	15,000	14,583
•Bear Stearns Commercial Mortgage
Securities Series 2007-T28 A4
5.742% 9/11/42	40,000	40,181

(continues)     107

Statements of net assets

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Commercial Mortgage-Backed Securities (continued)
wCommercial Mortgage Pass
Through Certificates
•#Series 2001-J1A A2 144A
6.457% 2/14/34	$27,720	$28,598
Series 2006-C7 A2
5.69% 6/10/46	35,000	35,401
•#Credit Suisse First Boston Mortgage
Securities Series 2001-SPGA A2
144A 6.515% 8/13/18	125,000	130,642
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1 AAB
5.555% 2/15/39	20,000	20,011
•DLJ Commercial Mortgage Series 1998-
CF1 A3 6.70% 2/18/31	130,000	130,145
First Union-Lehman Brothers-Bank
of America Series 1998-C2 A2
6.56% 11/18/35	38,982	39,018
First Union National Bank-Bank of
America Commercial Mortgage Trust
Series 2001-C1 C 6.403% 3/15/33	20,000	20,715
General Electric Capital Commercial
Mortgage Series 2005-C4 A2
5.305% 11/10/45	25,000	25,071
GMAC Commercial Mortgage Securities
Series 1998-C2 A2 6.42% 5/15/35	13,369	13,432
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	40,000	39,712
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56	100,000	92,310
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	55,000	55,097
•#Series 2006-RR1A A1 144A
5.455% 10/18/52	40,000	37,038
Lehman Brothers-UBS Commercial
Mortgage Trust Series 2001-C2 A1
6.27% 6/15/20	18,618	18,687
•Merrill Lynch Mortgage Trust
Series 2006-C1 ASB 5.659% 5/12/39	70,000	70,522
Merrill Lynch/Countrywide Commercial
Mortgage Trust Series 2007-5 A1
4.275% 8/12/48	73,600	72,270
#SBA Commercial Mortgage Securities
Trust Series 2006-1A B 144A
5.451% 11/15/36	125,000	123,462
•#STRIPs III Series 2003-1A AFIX 144A
3.31% 3/24/18	29,339	28,692
#Tower Series 2006-1 B 144A
5.588% 2/15/36	25,000	24,804
Wachovia Bank Commercial
Mortgage Trust
•Series 2005-C20 A5 5.087% 7/15/42	30,000	29,711
Series 2006-C28 A2 5.50% 10/15/48	80,000	80,281
Total Commercial Mortgage-Backed Securities
(cost $1,242,273)		1,219,755

Corporate Bonds – 28.53%
Banking – 1.74%
Citigroup 5.00% 9/15/14	35,000	34,021
US Bank 6.375% 8/1/11	55,000	57,364
•VTB 24 Capital 6.54% 12/7/09	100,000	98,469
*Wells Fargo 5.25% 10/23/12	50,000	50,152
		240,006
Basic Industry – 0.69%
Lubrizol 4.625% 10/1/09	30,000	29,772
Praxair 5.20% 3/15/17	45,000	43,683
Weyerhaeuser 5.95% 11/1/08	22,000	22,162
		95,617
Brokerage – 1.85%
AMVESCAP 4.50% 12/15/09	90,000	88,821
Bear Stearns 5.85% 7/19/10	45,000	45,237
Goldman Sachs 6.75% 10/1/37	120,000	120,839
		254,897
Communications – 5.67%
AT&T Wireless 8.125% 5/1/12	100,000	111,631
BellSouth 4.20% 9/15/09	32,000	31,577
*British Telecommunications
8.625% 12/15/10	55,000	60,551
Comcast
5.85% 11/15/15	55,000	55,475
6.30% 11/15/17	70,000	72,341
News America Holdings
7.375% 10/17/08	45,000	45,778
SBC Communications 5.10% 9/15/14	32,000	31,464
Sprint Capital 7.625% 1/30/11	55,000	58,136
•Sprint Nextel 5.598% 6/28/10	30,000	29,928
Telecom Italia Capital 4.00% 1/15/10	47,000	45,952
Telefonos de Mexico 4.50% 11/19/08	50,000	49,725
THOMSON 5.70% 10/1/14	60,000	60,017
#Time Warner Cable 144A 5.40% 7/2/12	75,000	74,881
Viacom
5.75% 4/30/11	20,000	20,209
•6.044% 6/16/09	20,000	19,940
6.125% 10/5/17	15,000	15,033
		782,638
Consumer Cyclical – 1.10%
CVS Caremark
4.875% 9/15/14	20,000	19,179
5.75% 6/1/17	35,000	34,884
Darden Restaurants 6.20% 10/15/17	15,000	15,261
Federated Retail Holdings
5.90% 12/1/16	30,000	28,690
Home Depot 4.625% 8/15/10	50,000	48,933
Starwood Hotels & Resorts Worldwide
6.25% 2/15/13	5,000	5,022
		151,969
Consumer Non-Cyclical – 3.49%
#Amgen 144A 5.85% 6/1/17	72,000	72,022
Clorox 5.45% 10/15/12	25,000	25,058
Coca-Cola 5.35% 11/15/17	40,000	39,799

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Diageo Capital
5.20% 1/30/13	$40,000	$39,853
5.75% 10/23/17	35,000	34,884
Kraft Foods 4.125% 11/12/09	50,000	49,240
Kroger 6.40% 8/15/17	60,000	62,538
Safeway 6.35% 8/15/17	30,000	31,113
UST 6.625% 7/15/12	25,000	26,427
Wyeth 5.50% 2/1/14	100,000	100,406
		481,340
Electric – 2.44%
Commonwealth Edison 6.15% 9/15/17	35,000	35,791
Dominion Resources 5.687% 5/15/08	50,000	50,061
Entergy Arkansas 4.50% 6/1/10	80,000	78,888
FPL Group Capital
5.625% 9/1/11	27,000	27,497
•6.65% 6/15/67	17,000	16,863
Pacific Gas & Electric 4.20% 3/1/11	57,000	55,503
Pepco Holdings 6.125% 6/1/17	25,000	25,417
#Power Contract Financing 144A
6.256% 2/1/10	22,166	22,514
PSEG Power 5.50% 12/1/15	25,000	24,562
		337,096
Energy – 1.48%
#Canadian Oil Sands 144A
4.80% 8/10/09	10,000	9,933
Devon Energy 7.95% 4/15/32	5,000	6,134
Pemex Project Funding Master Trust
5.75% 12/15/15	75,000	76,350
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16	90,000	90,445
XTO Energy 6.25% 8/1/17	20,000	20,773
		203,635
Finance Companies – 3.88%
•American Express 6.80% 9/1/66	55,000	56,481
#Capmark Financial Group 144A
6.30% 5/10/17	145,000	118,780
General Electric Capital 5.625% 9/15/17	110,000	111,281
International Lease Finance
5.35% 3/1/12	35,000	34,764
5.875% 5/1/13	25,000	25,362
JPMorgan Chase 5.75% 1/2/13	60,000	61,132
Residential Capital
•6.224% 6/9/08	7,000	6,274
7.625% 11/21/08	32,000	26,966
•7.80% 11/21/08	15,000	12,656
Washington Mutual
5.25% 9/15/17	25,000	21,766
5.50% 8/24/11	30,000	29,588
•#Xstrata Finance 144A 5.85% 11/13/09	30,000	29,914
		534,964
Insurance – 2.74%
Berkshire Hathaway Finance
4.625% 10/15/13	55,000	53,497
4.85% 1/15/15	30,000	29,110
#Nippon Life Insurance 144A
4.875% 8/9/10	55,000	54,629
ReliaStar Financial 6.50% 11/15/08	77,000	77,669
Unitrin 6.00% 5/15/17	50,000	49,121
WellPoint
5.00% 1/15/11	80,000	79,660
5.00% 12/15/14	36,000	34,669
		378,355
Natural Gas – 2.29%
Centerpoint Energy Resource
6.125% 11/1/17	10,000	10,045
Enterprise Products Operating
5.60% 10/15/14	35,000	34,661
Kinder Morgan Energy Partners
5.125% 11/15/14	30,000	28,890
Southern Union 6.15% 8/16/08	110,000	110,611
TransCanada Pipelines 6.20% 10/15/37	30,000	30,190
Valero Logistics Operations
6.05% 3/15/13	100,000	100,827
		315,224
Real Estate – 0.58%
iStar Financial
5.15% 3/1/12	15,000	13,704
5.875% 3/15/16	30,000	26,607
Regency Centers 5.875% 6/15/17	40,000	39,000
		79,311
Technology – 0.15%
Xerox 5.50% 5/15/12	20,000	20,026
		20,026
Transportation – 0.43%
Continental Airlines 6.503% 6/15/11	40,000	40,250
#Erac USA Finance 144A 7.00% 10/15/37	20,000	19,742
		59,992
Total Corporate Bonds
(cost $3,953,741)		3,935,070

Municipal Bonds – 0.43%
West Virginia Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47	60,000	58,822
Total Municipal Bonds
(cost $60,000)		58,822

Non-Agency Asset-Backed Securities – 5.99%
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	15,000	15,145
Chase Manhattan Auto Owner Trust
Series 2006-B A3 5.13% 5/15/11	100,000	100,258

(continues)     109

Statements of net assets

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates
•Series 2006-1 AF3 5.348% 7/25/36	$70,000	$68,975
•Series 2006-3 2A2 5.053% 6/25/36	215,000	206,470
Series 2006-13 1AF3 5.944% 1/25/37	130,000	127,987
Series 2006-S5 A3 5.762% 6/25/35	75,000	71,485
Honda Automobile Receivables
Owners Trust Series 2004-1 A4
3.06% 10/21/09	5,027	5,021
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	15,000	15,014
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	21,363	18,372
Mid-State Trust
Series 11 A1 4.864% 7/15/38	31,867	29,868
#Series 2006-1 A 144A
5.787% 10/15/40	34,278	32,290
Renaissance Home Equity Loan Trust
Series 2007-2 AF2 5.675% 6/25/37	30,000	29,569
•Residential Asset Securities
Series 2003-KS9 AI6
4.71% 11/25/33	49,376	48,025
#Silverleaf Finance Series 2005-A A
144A 4.857% 11/15/16	16,567	16,359
Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31	40,644	35,840
Series 2004-16XS A2 4.91% 8/25/34	4,992	4,973
Total Non-Agency Asset-Backed Securities
(cost $847,703)		825,651

Non-Agency Collateralized Mortgage Obligations – 6.81%
American Home Mortgage Investment
Trust Series 2005-2 5A1
5.064% 9/25/35	50,000	48,494
•Bank of America Funding Securities
Series 2006-F 1A2 5.165% 7/20/36	93,030	92,917
Countrywide Alternative Loan Trust
Series 2005-1CB 2A2 5.50% 3/25/35	125,024	122,640
Series 2005-85CB 2A2 5.50% 2/25/36	18,761	18,764
•wCountrywide Home Loan Mortgage Pass
Through Trust Series 2004-12 1M
5.111% 8/25/34	65,038	64,880
Deutsche Alternative Securities
Loan Trust Series 2003-4XS A6A
4.82% 10/25/33	115,061	113,198
•JPMorgan Mortgage Trust
Series 2006-A2 3A3 5.678% 4/25/36	100,000	99,844
Series 2007-A1 B1 4.816% 7/25/35	99,400	98,088
•MASTR Adjustable Rate Mortgages Trust
Series 2005-1 B1 5.416% 3/25/35	88,615	88,310
•wWashington Mutual Mortgage Pass
Through Certificates
Series 2007-HY3 4A1
5.349% 3/25/37	119,443	118,792
•Wells Fargo Mortgage Backed Securities
Trust Series 2006-AR12 1A2
6.025% 9/25/36	72,115	73,007
Total Non-Agency Collateralized Mortgage
Obligations (cost $930,725)		938,934

U.S. Treasury Obligations – 26.47%
*U.S. Treasury Bonds 4.75% 2/15/37	140,000	139,967
U.S. Treasury Inflation Index Notes
*2.00% 1/15/14	371,356	371,182
*2.375% 1/15/17	402,117	410,820
2.50% 7/15/16	159,588	164,875
*3.00% 7/15/12	213,943	224,908
U.S. Treasury Notes
3.625% 10/31/09	123,000	122,337
3.875% 10/31/12	1,920,000	1,896,001
*4.50% 5/15/10	55,000	55,795
*4.75% 8/15/17	57,000	58,274
^U.S. Treasury Strip 4.758% 11/15/13	265,000	205,809
Total U.S. Treasury Obligations
(cost $3,632,271)		3,649,968

Repurchase Agreements – 0.05%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased
at $4,759, collateralized by
$2,333 U.S. Treasury Notes
3.375% due 9/15/09, market value
$2,323, $345 U.S. Treasury Notes
4.625% due 11/30/08, market value
$354, $276 U.S. Treasury Notes
4.625% due 8/31/11, market value
$285, $448 U.S. Treasury Notes
4.625% due 10/31/11, market value
$459, $345 U.S. Treasury Notes
4.875% due 5/31/08, market value
$353, $444 U.S. Treasury Notes
4.875% due 8/31/08, market value
$450, and $610 U.S. Treasury Notes
5.625% due 5/15/08, market
value $631)	4,758	4,758
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at
$2,242, collateralized by $1,380
U.S. Treasury Notes 4.375% due
12/15/10, market value $1,422, $151
U.S. Treasury Notes 4.625% due
8/31/11, market value $155,
and $704 U.S. Treasury Notes
4.875% due 10/31/08, market
value $711)	2,242	2,242
Total Repurchase Agreements
(cost $7,000)		7,000

Total Value of Securities Before Securities
Lending Collateral – 88.10%
(cost $12,171,053)		12,150,161

	Number of	Value
	Shares	(U.S.$)
Securities Lending Collateral** – 11.57%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,595,778	$1,595,778
Total Securities Lending Collateral
(cost $1,595,778)		1,595,778

Total Value of Securities – 99.67%
(cost $13,766,831)		13,745,939 ©
Obligation to Return Securities
Lending Collateral** – (11.57%)		(1,595,778)
Receivables and Other Assets
Net of Liabilities – 11.90%		1,641,057
Net Assets Applicable to 1,395,335
Shares Outstanding; Equivalent to $9.88
Per Share – 100.00%		$13,791,218

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$14,536,694
Distributions in excess of net investment income		(10,531)
Accumulated net realized loss on investments		(740,021)
Net unrealized appreciation of investments		5,076
Total net assets		$13,791,218

wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•Variable rate security. The rate shown is the rate as of October 31, 2007.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $1,025,427, which represented 7.44% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

*Fully or partially on loan.

**See Note 11 in “Notes to financial statements.”

^Zero coupon security. The rate shown is the yield at the time of purchase.

©Includes $1,574,416 of securities loaned.

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
CPN — Coupon
FHAVA — Federal Housing Administration & Veterans Administration
GNMA — Government National Mortgage Association
S.F. — Single Family
yr — Year

The following swap contracts were outstanding at October 31, 2007:
Swap Contracts[1]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$49,000	0.60%	9/20/12	$61
10 yr CDS	25,000	0.98%	9/20/17	31
JPMorgan Chase
ABX Home Equity
Index 06-1A	35,000	0.54%	7/25/45	4,113
Embarq 7 yr CDS	20,000	0.77%	9/20/14	217
Merrill Lynch
5 yr CDS	25,000	0.58%	12/20/12	294
Lehman Brothers
Home Depot
5 yr CDS	55,500	0.50%	9/20/12	39
Washington Mutual
4 yr CDS	240,000	0.85%	9/20/11	6,404
				11,159

Protection Sold:
JPMorgan Chase
Residential Capital
1 yr CDS	12,000	8.25%	9/20/08	$(1,428)
1 yr CDS	25,000	8.75%	9/20/08	(3,068)
Lehman Brothers
Best Buy
5 yr CDS	24,500	0.61%	9/20/12	(23)
10 yr CDS	12,500	0.99%	9/20/17	(6)
				(4,525)
Total				$6,634

 Interest Rate Swap Contracts
Notional	Termination		Unrealized
Amount	Date	Description	Appreciation
$940,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 5.355% and to pay the notional amount multiplied by the 3 month LIBOR.	$8,432

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 10 in “Notes to financial statements.”

See accompanying notes

(continues)     111

Statements of net assets

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

October 31, 2007

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Agency Asset-Backed Securities – 0.08%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.907% 9/26/33	$34,012	$34,038
Total Agency Asset-Backed Securities
(cost $33,683)		34,038

Agency Collateralized Mortgage Obligations – 4.21%
Fannie Mae
Series 2002-90 A1 6.50% 6/25/42	3,350	3,448
Series 2005-110 MB 5.50% 9/25/35	149,894	151,356
•Series 2006-M2 A2F 5.259% 5/25/20	230,000	225,664
•Fannie Mae Grantor Trust
Series 2001-T5 A2 7.00% 2/19/30	109,144	112,900
Freddie Mac
Series 2557 WE 5.00% 1/15/18	148,415	145,764
Series 2694 QG 4.50% 1/15/29	165,000	161,535
Series 2890 PC 5.00% 7/15/30	115,000	113,213
Series 3005 ED 5.00% 7/15/25	165,000	156,247
Series 3063 PC 5.00% 2/15/29	145,000	144,463
Series 3113 QA 5.00% 11/15/25	189,063	188,992
Series 3123 HT 5.00% 3/15/26	95,000	89,270
Series 3337 PB 5.50% 7/15/30	115,000	115,051
wFreddie Mac Structured Pass
Through Securities Series T-54 2A
6.50% 2/25/43	4,376	4,465
GNMA
Series 2002-28 B 5.779% 7/16/24	30,064	30,348
Series 2002-61 BA 4.648% 3/16/26	13,773	13,797
•Series 2003-78 B 5.11% 10/16/27	85,000	84,904
Total Agency Collateralized
Mortgage Obligations
(cost $1,739,167)		1,741,417

Agency Mortgage-Backed Securities – 19.43%
Fannie Mae 6.171% 5/1/09	4,538	4,550
Fannie Mae Relocation 30 yr
5.00% 2/1/36	197,656	191,205
Fannie Mae S.F. 15 yr
4.50% 8/1/19	14,283	13,841
5.00% 10/1/18	19,540	19,304
5.00% 2/1/19	30,155	29,752
5.00% 1/1/20	18,479	18,203
5.00% 6/1/20	3,292	3,243
5.00% 2/1/21	11,397	11,223
5.50% 4/1/21	16,376	16,408
7.00% 11/1/14	3,935	4,085
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/22	350,000	338,516
5.00% 11/1/22	550,000	541,406
5.50% 11/1/22	360,000	360,562
6.00% 11/1/22	965,000	981,585
Fannie Mae S.F. 30 yr
5.00% 3/1/34	54,911	52,850
5.00% 5/1/34	18,816	18,104
5.00% 1/1/35	27,847	26,793
5.00% 5/1/35	135,766	130,441
5.00% 3/1/36	112,808	108,296
5.00% 4/1/36	87,108	83,624
5.50% 2/1/35	112,455	111,056
5.50% 5/1/35	101,508	100,136
5.50% 12/1/35	184,205	181,715
5.50% 3/1/36	104,665	103,151
5.50% 4/1/36	265,287	261,450
5.50% 5/1/36	93,496	92,143
6.00% 9/1/34	2,941	2,969
6.00% 11/1/34	16,464	16,622
6.00% 10/1/35	30,996	31,258
6.00% 4/1/36	112,792	113,644
6.50% 6/1/29	13,973	14,429
6.50% 1/1/34	13,851	14,244
6.50% 4/1/36	48,696	49,847
7.00% 12/1/34	5,860	6,104
7.00% 12/1/35	8,399	8,714
7.50% 6/1/31	5,255	5,563
7.50% 4/1/32	3,495	3,689
7.50% 5/1/33	7,831	8,255
7.50% 6/1/34	7,383	7,774
Fannie Mae S.F. 30 yr TBA
5.00% 11/1/35	990,000	950,090
5.50% 11/1/37	690,000	679,865
6.00% 11/1/37	480,000	483,450
6.50% 11/15/37	515,000	527,071
7.00% 11/1/37	225,000	233,297
•Freddie Mac ARM
5.688% 7/1/36	100,044	101,263
5.864% 4/1/34	9,224	9,426
Freddie Mac S.F. 30 yr
5.00% 3/1/34	47,649	45,846
5.00% 2/1/36	23,813	22,878
5.50% 11/1/33	42,035	41,502
7.00% 11/1/33	4,089	4,271
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/36	260,000	261,625
GNMA S.F. 30 yr
5.50% 11/1/37	285,000	283,219
6.00% 11/1/37	285,000	288,563
7.50% 1/15/32	8,149	8,618
Total Agency Mortgage-Backed Securities
(cost $7,989,988)		8,027,738

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Agency Obligations – 1.51%
Fannie Mae
*3.375% 12/15/08	$140,000	$138,437
*4.875% 5/18/12	120,000	121,432
^5.689% 10/9/19	210,000	113,590
*Federal Home Loan Bank System
4.50% 10/9/09	120,000	120,383
^Financing Corporation Interest Strip
CPN13 5.345% 12/27/13	170,000	128,820
Total Agency Obligations
(cost $606,612)		622,662

Commercial Mortgage-Backed Securities – 8.26%
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.316% 6/10/39	110,000	110,224
•Series 2005-6 AM 5.181% 9/10/47	50,000	48,611
•Series 2006-3 A4 5.889% 7/10/44	165,000	168,048
Series 2006-4 A4 5.634% 7/10/46	165,000	165,080
•Bear Stearns Commercial
Mortgage Securities
Series 2007-PW16 A4 5.713% 6/11/40	85,000	85,657
Series 2007-T28 A4 5.742% 9/11/42	110,000	110,498
Citigroup Commercial Mortgage Trust
Series 2006-C5 A4 5.431% 10/15/49	165,000	162,534
•Series 2007-C6 A4 5.70% 12/10/49	70,000	70,491
wCommercial Mortgage Pass
Through Certificates
•#Series 2001-J1A A2 144A
6.457% 2/14/34	23,100	23,832
Series 2006-C7 A2
5.69% 6/10/46	65,000	65,746
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1 AAB
5.555% 2/15/39	30,000	30,016
#Crown Castle Towers 144A
•Series 2005-1A AFL 5.471% 6/15/35	110,000	109,157
Series 2005-1A C 5.074% 6/15/35	25,000	24,377
Series 2006-1A B 5.362% 11/15/36	55,000	54,042
•DLJ Commercial Mortgage
Series 1998-CF1 A3 6.70% 2/18/31	90,000	90,100
Series 1999-CG3 A3 7.73% 10/10/32	40,000	41,857
First Union National Bank-Bank of
America Commercial Mortgage Trust
Series 2001-C1 C 6.403% 3/15/33	30,000	31,072
First Union-Lehman Brothers-Bank
of America Series 1998-C2 A2
6.56% 11/18/35	32,485	32,515
General Electric Capital Commercial
Mortgage Series 2002-1A A3
6.269% 12/10/35	95,000	98,480
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3
4.602% 8/10/38	55,000	54,603
•#Series 2006-RR2 A1 144A
5.686% 6/23/36	105,000	99,695
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56	125,000	115,388
Greenwich Capital Commercial
Funding Series 2007-GG9 A4
5.444% 3/10/39	25,000	24,615
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37	75,000	75,133
Series 2006-LDP9 A2
5.134% 5/15/47	110,000	106,418
•#Series 2006-RR1A A1 144A
5.455% 10/18/52	60,000	55,556
Series 2007-CB18 A4
5.44% 6/12/47	235,000	230,923
Lehman Brothers-UBS
Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	24,203	24,293
Series 2002-C1 A4 6.462% 3/15/31	45,000	47,018
Series 2003-C8 A2 4.207% 11/15/27	175,000	173,219
•Merrill Lynch Mortgage Trust
Series 2006-C1 ASB
5.659% 5/12/39	100,000	100,746
Merrill Lynch/Countrywide Commercial
Mortgage Trust Series 2007-5 A1
4.275% 8/12/48	239,200	234,877
•Morgan Stanley Capital I
Series 2007-IQ14 A4 5.692% 4/15/49	60,000	59,881
Series 2007-T27 A4 5.651% 6/13/42	120,000	120,566
#SBA Commercial Mortgage Securities
Trust Series 2006-1A B 144A
5.451% 11/15/36	170,000	167,908
#Tower Series 2006-1 C 144A
5.707% 2/15/36	30,000	29,890
Wachovia Bank Commercial
Mortgage Trust
•Series 2005-C20 A5
5.087% 7/15/42	50,000	49,518
Series 2006-C28 A2
5.50% 10/15/48	120,000	120,421
Total Commercial Mortgage-Backed Securities
(cost $3,441,676)		3,413,005

Corporate Bonds – 22.65%
Banking – 2.87%
American Express Centurion Bank
5.55% 10/17/12	260,000	262,795
Citigroup
5.00% 9/15/14	59,000	57,349
5.875% 5/29/37	62,000	59,080

(continues)     113

Statements of net assets

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Banking (continued)
HSBC Holdings 6.50% 9/15/37	$110,000	$109,341
JPMorgan Chase 5.75% 1/2/13	102,000	103,925
JPMorgan Chase Capital XXV
6.80% 10/1/37	146,000	146,304
#Northern Rock 144A 5.625% 6/22/17	130,000	131,736
•Popular North America 5.643% 4/6/09	73,000	73,396
Popular North America Capital Trust I
6.564% 9/15/34	40,000	34,536
•SunTrust Bank 5.309% 4/2/08	15,000	14,998
•VTB 24 Capital 6.54% 12/7/09	100,000	98,470
Wells Fargo 5.25% 10/23/12	95,000	95,289
		1,187,219
Basic Industry – 0.56%
Lubrizol 4.625% 10/1/09	132,000	130,995
#Stora Enso 144A 7.25% 4/15/36	100,000	101,411
		232,406
Brokerage – 0.68%
AMVESCAP 4.50% 12/15/09	110,000	108,560
Bear Stearns 5.85% 7/19/10	88,000	88,463
Jefferies Group 6.45% 6/8/27	88,000	83,008
		280,031
Capital Goods – 0.64%
Caterpillar 6.05% 8/15/36	84,000	85,785
•Masco 6.004% 3/12/10	77,000	75,682
#Siemens Finance 144A 6.125% 8/17/26	100,000	101,239
		262,706
Communications – 3.52%
AT&T Wireless 8.125% 5/1/12	183,000	204,286
BellSouth 4.20% 9/15/09	40,000	39,471
Comcast
•5.543% 7/14/09	48,000	47,827
6.30% 11/15/17	124,000	128,147
6.95% 8/15/37	51,000	54,754
Sprint Capital 7.625% 1/30/11	117,000	123,672
•Sprint Nextel 5.598% 6/28/10	128,000	127,693
Telecom Italia Capital 4.00% 1/15/10	146,000	142,744
Telefonica Emisiones 5.984% 6/20/11	75,000	76,947
Telefonos de Mexico 4.50% 11/19/08	55,000	54,698
THOMSON 5.70% 10/1/14	128,000	128,036
#Time Warner Cable 144A 5.40% 7/2/12	168,000	167,734
Viacom
5.75% 4/30/11	44,000	44,459
•6.044% 6/16/09	115,000	114,653
		1,455,121
Consumer Cyclical – 1.01%
CVS Caremark
3.875% 11/1/07	15,000	15,000
4.875% 9/15/14	33,000	31,646
5.75% 6/1/17	94,000	93,687
•DaimlerChrysler Holdings
5.886% 10/31/08	15,000	15,001
Darden Restaurants 6.20% 10/15/17	73,000	74,270
McDonald’s 6.30% 10/15/37	80,000	81,908
Starwood Hotels & Resorts Worldwide
6.25% 2/15/13	5,000	5,022
Target 6.50% 10/15/37	100,000	101,651
		418,185
Consumer Non-Cyclical – 2.50%
Altria Group 7.65% 7/1/08	125,000	127,550
AmerisourceBergen 5.875% 9/15/15	84,000	83,561
#Amgen 144A
5.85% 6/1/17	45,000	45,014
6.375% 6/1/37	94,000	95,378
Clorox 5.45% 10/15/12	44,000	44,101
Coca-Cola 5.35% 11/15/17	75,000	74,624
#Covidien International Finance 144A
6.55% 10/15/37	80,000	81,770
Diageo Capital
5.20% 1/30/13	70,000	69,743
5.75% 10/23/17	66,000	65,781
Kroger 6.375% 3/1/08	55,000	55,190
Reynolds American 6.50% 7/15/10	44,000	45,627
Safeway 6.35% 8/15/17	55,000	57,041
Wyeth 5.50% 2/1/14	187,000	187,759
		1,033,139
Electric – 2.18%
Commonwealth Edison 6.15% 9/15/17	44,000	44,994
Dominion Resources 5.687% 5/15/08	40,000	40,049
FPL Group Capital 5.625% 9/1/11	84,000	85,545
•Georgia Power Capital Trust VI
4.875% 11/1/42	85,000	84,994
•Nisource Finance 6.064% 11/23/09	59,000	58,799
Pacific Gas & Electric 5.80% 3/1/37	125,000	123,892
Pepco Holdings
6.125% 6/1/17	59,000	59,983
•6.246% 6/1/10	102,000	101,738
#Power Contract Financing 144A
6.256% 2/1/10	38,791	39,400
•Progress Energy 5.693% 1/15/10	55,000	55,077
PSEG Funding Trust I 5.381% 11/16/07	128,000	127,974
PSEG Power 5.50% 12/1/15	80,000	78,598
		901,043
Energy – 1.08%
Apache 5.25% 4/15/13	80,000	80,227
#Canadian Oil Sands 144A
4.80% 8/10/09	11,000	10,926
Husky Energy 6.80% 9/15/37	37,000	38,890
#Lukoil International Finance 144A
6.356% 6/7/17	100,000	96,500
Suncor Energy 6.50% 6/15/38	121,000	127,091
XTO Energy 6.25% 8/1/17	88,000	91,400
		445,034

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Finance Companies – 2.57%
•American Express 6.80% 9/1/66	$102,000	$104,747
#Capmark Financial Group 144A
5.875% 5/10/12	70,000	62,904
6.30% 5/10/17	190,000	155,643
General Electric Capital
5.625% 9/15/17	73,000	73,850
Goldman Sachs 6.75% 10/1/37	205,000	206,434
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	100,000	98,283
International Lease Finance
5.35% 3/1/12	59,000	58,602
5.875% 5/1/13	44,000	44,637
Residential Capital
•6.224% 6/9/08	15,000	13,444
7.125% 11/21/08	95,000	80,056
•7.80% 11/21/08	48,000	40,500
Washington Mutual
5.50% 8/24/11	84,000	82,847
5.25% 9/15/17	44,000	38,307
		1,060,254
Insurance – 1.44%
Berkshire Hathaway Finance
4.625% 10/15/13	130,000	126,447
4.85% 1/15/15	59,000	57,250
Montpelier Re Holdings
6.125% 8/15/13	29,000	28,915
#Nippon Life Insurance 144A
4.875% 8/9/10	60,000	59,595
w•#Twin Reefs Pass Through Trust 144A
6.12% 12/31/49	100,000	86,269
Unitrin 6.00% 5/15/17	88,000	86,453
WellPoint
5.00% 1/15/11	80,000	79,660
5.00% 12/15/14	72,000	69,338
		593,927
Natural Gas – 2.16%
CenterPoint Energy Resource
6.125% 11/1/17	18,000	18,081
Enterprise Products Operating
4.625% 10/15/09	40,000	39,687
5.60% 10/15/14	62,000	61,399
Kaneb Pipe Line Operating Partnership
5.875% 6/1/13	25,000	25,025
Kinder Morgan Energy Partners
5.125% 11/15/14	51,000	49,113
ONEOK 5.51% 2/16/08	168,000	167,933
ONEOK Partners 6.85% 10/15/37	26,000	27,253
Southern Union 6.15% 8/16/08	179,000	179,995
TransCanada Pipelines 6.20% 10/15/37	73,000	73,463
Valero Energy 6.625% 6/15/37	55,000	56,815
Valero Logistics Operations
6.05% 3/15/13	190,000	191,571
		890,335
Real Estate – 0.48%
iStar Financial
5.15% 3/1/12	44,000	40,200
5.875% 3/15/16	88,000	78,048
Regency Centers 5.875% 6/15/17	84,000	81,897
		200,145
Technology – 0.21%
Xerox 5.50% 5/15/12	88,000	88,113
		88,113
Transportation – 0.75%
Continental Airlines 6.503% 6/15/11	62,000	62,388
#Erac USA Finance 144A
5.30% 11/15/08	35,000	34,719
7.00% 10/15/37	214,000	211,240
		308,347
Total Corporate Bonds
(cost $9,396,697)		9,356,005

Foreign Agencies – 0.47%
Pemex Project Funding Master Trust
6.125% 8/15/08	193,000	194,872
Total Foreign Agencies
(cost $193,950)		194,872

Municipal Bonds – 1.24%
Augusta, Georgia Water & Sewer
Revenue 5.25% 10/1/39 (FSA)	30,000	31,343
Buckeye, Ohio Tobacco Settlement
Financing Authority Revenue
Series A-2 5.875% 6/1/47	65,000	63,104
§California State 5.00% 2/1/33-14	5,000	5,419
California State University Systemwide
Revenue 5.00% 11/1/30 (AMBAC)	15,000	15,545
Illinois State Taxable Pension
5.10% 6/1/33	90,000	85,545
Massachusetts Health & Education
Facilities Authority Revenue Series A
5.00% 7/15/36	65,000	67,328
New Jersey Economic Development
Authority Revenue Cigarette Tax
5.75% 6/15/29	5,000	5,242
New York State Urban Development
Series A-1 5.25% 3/15/34 (FGIC)	25,000	26,154
Oregon State Taxable Pension
5.892% 6/1/27	30,000	31,394
West Virginia Economic Development
Authority 5.37% 7/1/20 (MBIA)	30,000	29,688
West Virginia Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47	155,000	151,958
Total Municipal Bonds
(cost $513,630)		512,720

(continues)     115

Statements of net assets

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Asset-Backed Securities – 18.51%
•Ameriquest Mortgage Securities
Series 2006-R1 A2C
5.063% 3/25/36	$100,000	$96,483
•Bank of America Credit Card Trust
Series 2006-A10 A10
5.071% 2/15/12	1,985,000	1,977,022
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11	105,000	105,292
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20	100,000	101,300
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	30,000	30,289
•Chase Issuance Trust
Series 2007-A11 A11 5.091% 7/16/12	1,500,000	1,491,004
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	250,000	253,311
•Series 2007-A6 A6 5.238% 7/12/12	2,000,000	1,987,262
•Series 2007-A7 A7 5.348% 8/20/14	120,000	120,597
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	50,000	50,259
Countrywide Asset-Backed Certificates
•Series 2006-3 2A2 5.053% 6/25/36	140,000	134,445
Series 2006-13 1AF3
5.944% 1/25/37	100,000	98,451
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31	235,000	237,018
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	30,000	30,027
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	21,363	18,372
•Merrill Lynch Mortgage Investors
Series 2006-AR1 A2C
5.033% 3/25/37	95,000	89,560
Mid-State Trust
Series 11 A1 4.864% 7/15/38	14,485	13,577
Series 2004-1 A 6.005% 8/15/37	12,038	12,257
Series 2005-1 A 5.745% 1/15/40	18,129	17,124
#Series 2006-1 A 144A
5.787% 10/15/40	85,694	80,726
Renaissance Home Equity Loan Trust
Series 2005-4 A2 5.399% 2/25/36	19,024	18,951
Series 2006-1 AF3 5.608% 5/25/36	80,000	79,118
Series 2007-2 AF2 5.675% 6/25/37	75,000	73,923
•Residential Asset Securities
Series 2003-KS9 AI6 4.71% 11/25/33	94,264	91,684
RSB Bondco Series 2007-A A2
5.72% 4/1/18	115,000	117,003
#Sierra Receivables Funding
Series 2003-2A A1 144A
3.03% 12/15/15	58,147	56,685
•#SLM Student Loan Trust
Series 2003-4 A5C 144A
5.854% 3/15/33	125,000	123,750
Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31	22,354	19,712
Series 2004-16XS A2 4.91% 8/25/34	3,744	3,730
Triad Auto Receivables Owner Trust
Series 2006-C A4 5.31% 5/13/13	115,000	115,929
Total Non-Agency Asset-Backed Securities
(cost $7,696,855)		7,644,861

Non-Agency Collateralized Mortgage Obligations – 19.94%
American Home Mortgage Investment
Trust Series 2005-2 5A1
5.064% 9/25/35	125,000	121,235
Bank of America Alternative Loan Trust
Series 2004-11 1CB1
6.00% 12/25/34	32,800	32,606
Series 2005-3 2A1
5.50% 2/25/20	182,110	181,143
•Bank of America Mortgage Securities
Series 2004-L 4A1 5.146% 1/25/35	73,270	72,682
•Bear Stearns Adjustable Rate
Mortgage Trust Series 2007-3 1A1
5.481% 5/25/47	396,002	397,139
Bear Stearns Asset Backed
Securities Series 2005-AC8 A5
5.50% 11/25/35	68,962	69,007
•Citigroup Mortgage Loan Trust
Series 2007-AR5 1AB
5.619% 4/25/37	189,556	188,833
Series 2007-AR8 1A3A
6.072% 8/25/37	167,830	168,351
Countrywide Alternative A Loan Trust
•Series 2004-J7 1A2 4.673% 8/25/34	13,722	13,674
Series 2004-J8 1A1 7.00% 9/25/34	62,964	64,479
Series 2005-57CB 4A3 5.50% 12/25/35	46,448	46,380
Series 2006-2CB A3 5.50% 3/25/36	81,119	80,889
wCountrywide Home Loan Mortgage
Pass Through Trust
•Series 2004-12 1M
5.111% 8/25/34	110,947	110,677
Series 2005-23 A1
5.50% 11/25/35	161,466	157,834
#Series 2005-R2 2A4 144A
8.50% 6/25/35	128,632	142,185
Deutsche Alternative Securities
Loan Trust Series 2003-4XS A6A
4.82% 10/25/33	216,315	212,813
Discover Card Master Trust
5.65% 3/16/20	155,000	154,723
•First Horizon Asset Securities
Series 2007-AR3 2A2
6.327% 11/25/37	313,345	314,520
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A
5.183% 5/25/35	326,347	323,714

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
#GSMPS Mortgage Loan Trust
Series 2006-RP1 1A2 144A
7.50% 1/25/36	$136,070	$144,411
•JPMorgan Mortgage Trust
Series 2005-A4 1A1 5.40% 7/25/35	184,263	183,852
Series 2005-A8 1A1 5.406% 11/25/35	300,346	295,304
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	59,881	59,805
Series 2006-1 3A3 5.50% 2/25/36	142,143	141,884
•MASTR Adjustable Rate Mortgages Trust
Series 2005-1 B1 5.416% 3/25/35	162,461	161,902
Series 2006-2 4A1 4.991% 2/25/36	415,031	412,490
Nomura Asset Acceptance
Series 2005-WF1 2A2
4.786% 3/25/35	310,000	302,173
•Series 2006-AF1 1A2
6.159% 5/25/36	225,000	223,423
Residential Accredit Loans
Series 2005-QR1 A 6.00% 10/25/34	162,607	159,710
Structured Asset Securities
Series 2004-5H A2 4.43% 12/25/33	13,967	13,907
•Series 2005-6 B2 5.345% 5/25/35	96,690	75,205
wWashington Mutual Alternative
Mortgage Pass Through Certificates
Series 2006-5 2CB3 6.00% 7/25/36	147,983	149,420
wWashington Mutual Mortgage Pass
Through Certificates
Series 2004-CB3 1A
6.00% 10/25/34	6,174	6,138
•Series 2006-AR8 1A5
5.892% 8/25/46	58,182	58,381
•Series 2006-AR8 2A3
6.133% 8/25/36	18,006	18,288
•Series 2007-HY1 1A1
5.718% 2/25/37	345,629	346,095
Wells Fargo Mortgage Backed
Securities Trust
Series 2005-14 2A1 5.50% 12/25/35	253,028	247,335
Series 2005-17 1A1 5.50% 1/25/36	181,995	177,844
Series 2005-18 1A1 5.50% 1/25/36	415,936	403,327
•Series 2005-AR16 6A4 5.00% 10/25/35	205,591	204,695
Series 2006-1 A3 5.00% 3/25/21	201,625	196,458
Series 2006-2 3A1 5.75% 3/25/36	178,845	174,365
Series 2006-4 1A8 5.75% 4/25/36	99,659	100,656
Series 2006-7 2A1 6.00% 6/25/36	180,430	180,261
•Series 2006-AR4 1A1 5.857% 4/25/36	159,704	158,577
•Series 2006-AR4 2A1 5.774% 4/25/36	333,860	328,728
•Series 2006-AR11 A7 5.517% 8/25/36	163,873	162,955
•Series 2006-AR12 1A2 6.025% 9/25/36	82,933	83,957
Series 2007-8 2A6 6.00% 7/25/37	45,000	44,014
Series 2007-13 A7 6.00% 9/25/37	172,010	170,640
Total Non-Agency Collateralized
Mortgage Obligations
(cost $8,220,277)		8,239,084

U.S. Treasury Obligations – 13.35%
¥*U.S. Treasury Bonds 4.75% 2/15/37	487,000	486,886
U.S. Treasury Inflation Index Notes
*2.00% 1/15/14	393,862	393,678
2.375% 4/15/11	324,747	329,897
*3.00% 7/15/12	300,677	316,087
3.875% 1/15/09	126,786	130,194
U.S. Treasury Notes
*3.625% 10/31/09	145,000	144,218
3.875% 10/31/12	3,199,000	3,159,014
*4.50% 5/15/10	265,000	268,830
*4.75% 8/15/17	165,000	168,687
^U.S. Treasury Strip 4.589% 11/15/13	150,000	116,496
Total U.S. Treasury Obligations
(cost $5,499,201)		5,513,987

Repurchase Agreements – 35.98%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased
at $10,103,271, collateralized by
$4,954,000 U.S. Treasury Notes
3.375% due 9/15/09, market value
$4,931,805, $732,000 U.S. Treasury
Notes 4.625% due 11/30/08,
market value $751,832, $586,000
U.S. Treasury Notes 4.625% due
8/31/11, market value $604,383,
$952,000 U.S. Treasury Notes
4.625% due 10/31/11, market
value $974,892, $732,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$750,542, $943,000 U.S. Treasury
Notes 4.875% due 8/31/08, market
value $956,444 and $1,296,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $1,339,599)	10,102,000	10,102,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $4,761,596, collateralized by
$2,930,000 U.S. Treasury Notes
4.375% due 12/15/10, market value
$3,020,050, $320,000 U.S. Treasury
Notes 4.625% due 8/31/11, market
value $329,869 and $1,496,000
U.S. Treasury Notes 4.875% due
10/31/08, market value $1,509,492)	4,761,000	4,761,000
Total Repurchase Agreements
(cost $14,863,000)		14,863,000

Total Value of Securities Before
Securities Lending Collateral – 145.63%
(cost $60,194,736)		60,163,389

(continues)     117

Statements of net assets

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

	Number of	Value
	Shares	(U.S.$)
Securities Lending Collateral** – 5.24%
Investment Companies
Mellon GSL DBT II Collateral Fund	2,163,901	$2,163,901
Total Securities Lending Collateral
(cost $2,163,901)		2,163,901

Total Value of Securities – 150.87%
(cost $62,358,637)		62,327,290 ©
Obligation to Return Securities
Lending Collateral** – (5.24%)		(2,163,901)
Liabilities Net of Receivables
and Other Assets – (45.63%)		(18,852,106)
Net Assets Applicable to 4,520,119
Shares Outstanding; Equivalent to
$9.14 Per Share – 100.00%		$41,311,283

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$39,143,636
Undistributed net investment income		2,488,350
Accumulated net realized loss on investments		(304,576)
Net unrealized depreciation of investments		(16,127)
Total net assets		$41,311,283

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

•	Variable rate security. The rate shown is the rate as of October 31, 2007.

¥	Fully or partially pledged as collateral for financial futures contracts.

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $3,062,753, which represented 7.41% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $2,127,469 of securities loaned.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
CPN — Interest coupon only
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MBIA — Insured by the Municipal Bond Insurance Association
S.F. — Single Family
TBA — To be announced
yr — Year

The following futures and swap contracts were outstanding at October 31, 2007:

Futures Contracts[1]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
55 U.S. Treasury
5 year Notes	$5,909,687	$5,903,906	12/31/07	$(5,781)
(15) U.S. Treasury
10 year Notes	(1,661,676)	(1,650,234)	12/31/07	11,442
				$5,661

Swap Contracts[2]
Index Swap Contract
Notional	Expiration		Unrealized
Amount	Date	Description	Depreciation
$350,000	12/31/07	Agreement with Bank of America	$(11,782)
		to receive the notional amount
		multiplied by the return on the
		BOFA 10yr Commercial MBS Index
		AAA adjusted by a spread of 0.15%
		and to pay the notional amount
		multiplied by the fixed rate of 6.78%.

Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$194,000	0.60%	9/20/12	$242
10 yr CDS	97,000	0.98%	9/20/17	121
JPMorgan Chase Bank
Embarq 7 yr CDS	50,000	0.77%	9/20/14	542
Merrill Lynch 5 yr CDS	100,000	0.58%	12/20/12	1,176
Lehman Brothers
Capmark Financial Group
5 yr CDS	80,000	1.65%	9/20/12	6,173
5 yr CDS	95,000	2.42%	9/20/12	4,451
5 yr CDS	190,000	4.25%	9/20/12	(4,785)
Gannet 7 yr CDS	155,000	0.88%	9/20/14	(348)
Home Depot 5 yr CDS	220,000	0.50%	9/20/12	155
New York Times
7 yr CDS	155,000	0.75%	9/20/14	55
Sara Lee 7 yr CDS	155,000	0.60%	9/20/14	(2,067)
V.F. 5 yr CDS	142,500	0.40%	9/20/12	(1,141)
Washington Mutual
4 yr CDS	270,000	0.85%	9/20/11	7,205
				11,779

Credit Default Swap Contracts (continued)
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Sold:
JPMorgan Chase Bank
Residential Capital
1 yr CDS	$100,000	8.25%	9/20/08	$(12,267)
1 yr CDS	50,000	8.75%	9/20/08	(5,951)
Lehman Brothers
Best Buy
5 yr CDS	97,000	0.61%	9/20/12	(90)
10 yr CDS	48,500	0.99%	9/20/17	(24)
Reynolds American
5 yr CDS	310,000	1.00%	9/20/12	4,917
				(13,415)
Total				$(1,636)

Interest Rate Swap Contracts
Notional	Termination		Unrealized
Amount	Date	Description	Appreciation
$1,140,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 5.355% and to pay the notional amount multiplied by the 3 month LIBOR.	$10,226

The use of futures and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

[1] See Note 9 in “Notes to financial statements.”

[2] See Note 10 in “Notes to financial statements.”

See accompanying notes

(continues)     119

Statements of net assets

Delaware Pooled Trust – The High-Yield Bond Portfolio

October 31, 2007

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds – 87.29%
Basic Industry – 6.83%
*AK Steel 7.75% 6/15/12	$80,000	$82,000
Bowater 9.00% 8/1/09	25,000	24,625
Freeport McMoRan Copper & Gold
8.25% 4/1/15	65,000	70,363
Georgia-Pacific
7.70% 6/15/15	60,000	59,400
8.875% 5/15/31	120,000	120,600
Hexion US Finance 9.75% 11/15/14	100,000	110,250
*#Ineos Group Holdings
144A 8.50% 2/15/16	75,000	71,625
Lyondell Chemical
8.00% 9/15/14	80,000	89,000
8.25% 9/15/16	30,000	34,425
#MacDermid 144A 9.50% 4/15/17	130,000	124,800
#Momentive Performance Materials
144A 9.75% 12/1/14	110,000	107,800
Norske Skog Canada 8.625% 6/15/11	100,000	79,500
‡Port Townsend Paper 0.00% 8/15/12	19,200	19,200
Potlatch 13.00% 12/1/09	50,000	56,435
•#Ryerson 144A 12.574% 11/1/14	60,000	61,500
#Sappi Papier Holding 144A
6.75% 6/15/12	175,000	172,024
#Steel Dynamics 144A
6.75% 4/1/15	50,000	48,125
7.375% 11/1/12	30,000	30,150
Tube City IMS 9.75% 2/1/15	35,000	34,563
*Verso Paper Holdings 9.125% 8/1/14	50,000	51,875
Witco 6.875% 2/1/26	25,000	20,655
		1,468,915
Brokerage – 1.60%
E Trade Financial 8.00% 6/15/11	85,000	81,175
#HUB International Holdings 144A
10.25% 6/15/15	50,000	46,500
LaBranche
*9.50% 5/15/09	100,000	102,000
11.00% 5/15/12	115,000	114,425
		344,100
Capital Goods – 5.00%
Berry Plastics Holding 8.875% 9/15/14	105,000	108,150
CPG International 10.50% 7/1/13	125,000	125,625
*Graham Packaging 9.875% 10/15/14	75,000	74,625
Graphic Packaging International
8.50% 8/15/11	80,000	81,600
*Greenbrier 8.375% 5/15/15	20,000	19,875
*#Hawker Beechcraft Acquisition 144A
9.75% 4/1/17	90,000	91,800
Interface 10.375% 2/1/10	195,000	207,675
Intertape Polymer 8.50% 8/1/14	45,000	42,075
Koppers 9.875% 10/15/13	50,000	53,125
•NXP BV Funding 7.993% 10/15/13	75,000	71,344
*Smurfit-Stone Container Enterprises
8.00% 3/15/17	75,000	74,906
Trimas 9.875% 6/15/12	120,000	123,900
		1,074,700
Consumer Cyclical – 12.20%
*#Allison Transmission 144A
11.00% 11/1/15	65,000	66,544
*Carrols 9.00% 1/15/13	120,000	115,200
Ford Motor 7.45% 7/16/31	195,000	155,025
Ford Motor Credit
7.375% 10/28/09	35,000	33,771
7.80% 6/1/12	300,000	282,136
*General Motors
6.375% 5/1/08	140,000	139,300
8.375% 7/15/33	350,000	320,249
Global Cash Access 8.75% 3/15/12	244,000	253,760
GMAC
4.375% 12/10/07	35,000	34,945
•6.808% 5/15/09	135,000	127,065
6.875% 9/15/11	255,000	235,204
6.875% 8/28/12	145,000	130,846
KB Home 8.625% 12/15/08	50,000	49,500
Lear 8.75% 12/1/16	230,000	221,950
*Neiman Marcus Group PIK
9.00% 10/15/15	175,000	185,500
NPC International 9.50% 5/1/14	40,000	37,600
*#Outback Steakhouse 144A
10.00% 6/15/15	65,000	56,225
#TRW Automotive 144A
7.00% 3/15/14	25,000	24,500
*7.25% 3/15/17	85,000	83,194
#USI Holdings 144A 9.75% 5/15/15	80,000	71,000
		2,623,514
Consumer Non-Cyclical – 3.07%
American Achievement
8.25% 4/1/12	25,000	25,125
*Chiquita Brands International
8.875% 12/1/15	95,000	86,925
*Constellation Brands
8.125% 1/15/12	75,000	76,688
Cott Beverages USA 8.00% 12/15/11	106,000	103,085
National Beef Packing
10.50% 8/1/11	95,000	95,950
*Pilgrim’s Pride 8.375% 5/1/17	269,000	272,362
		660,135
Energy – 11.92%
AmeriGas Partners 7.125% 5/20/16	66,000	64,845
Chesapeake Energy
6.375% 6/15/15	10,000	9,750
6.625% 1/15/16	105,000	103,425
Compton Petroleum Finance
7.625% 12/1/13	190,000	182,875

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Energy (continued)
#Dynergy Holdings 144A
7.75% 6/1/19	$280,000	$264,249
El Paso
6.875% 6/15/14	180,000	181,222
7.00% 6/15/17	65,000	65,458
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	20,000	20,720
#Energy Partners 144A
9.75% 4/15/14	105,000	104,475
Ferrellgas Finance Escrow
6.75% 5/1/14	45,000	44,550
Foundation Pennsylvania Coal
7.25% 8/1/14	100,000	98,750
Geophysique-Veritas
7.50% 5/15/15	15,000	15,375
7.75% 5/15/17	65,000	67,275
#Hilcorp Energy I 144A 9.00% 6/1/16	25,000	26,063
Inergy Finance
6.875% 12/15/14	5,000	4,925
8.25% 3/1/16	210,000	220,500
Kinder Morgan Finance
5.35% 1/5/11	5,000	4,909
Mariner Energy 8.00% 5/15/17	35,000	34,738
Massey Energy
6.625% 11/15/10	30,000	29,400
6.875% 12/15/13	85,000	80,750
#OPTI Canada 144A
7.875% 12/15/14	40,000	39,900
8.25% 12/15/14	18,000	18,135
PetroHawk Energy 9.125% 7/15/13	115,000	122,619
Plains Exploration & Production
7.00% 3/15/17	70,000	66,850
Regency Energy Partners
8.375% 12/15/13	81,000	85,658
Seitel 9.75% 2/15/14	295,000	275,087
#Stallion Oilfield Services
144A 9.75% 2/1/15	55,000	52,250
Whiting Petroleum 7.25% 5/1/13	110,000	108,625
Williams 7.50% 1/15/31	160,000	169,600
		2,562,978
Finance & Investments – 1.15%
#Algoma Acquisition
144A 9.875% 6/15/15	40,000	35,600
Leucadia National 8.125% 9/15/15	115,000	116,581
#Nuveen Investments
144A 10.50% 11/15/15	95,000	95,000
		247,181
Media – 6.90%
*CCH I Holdings 13.50% 1/15/14	165,000	153,450
Charter Communications Holdings
13.50% 1/15/11	90,000	89,325
*Dex Media West 9.875% 8/15/13	35,000	37,494
Idearc 8.00% 11/15/16	200,000	201,500
Insight Communications
12.25% 2/15/11	25,000	25,938
Insight Midwest Capital
9.75% 10/1/09	40,000	40,150
#Lamar Media 144A 6.625% 8/15/15	40,000	38,500
#LBI Media 144A 8.50% 8/1/17	55,000	55,825
Mediacom Capital 9.50% 1/15/13	210,000	211,049
#Quebecor Media 144A 7.75% 3/15/16	105,000	101,850
#Quebecor World 144A 9.75% 1/15/15	115,000	112,700
RH Donnelley
8.875% 1/15/16	65,000	65,325
#144A 8.875% 10/15/17	150,000	150,750
*#Univision Communications PIK 144A
9.75% 3/15/15	115,000	113,275
WMG Acquisition 7.375% 4/15/14	95,000	84,788
		1,481,919
Real Estate – 1.20%
BF Saul REIT 7.50% 3/1/14	155,000	151,512
Host Marriott 7.125% 11/1/13	95,000	96,900
Rouse 7.20% 9/15/12	10,000	10,101
		258,513
Services Cyclical – 12.12%
Aramark 8.50% 2/1/15	225,000	228,938
#Cardtronics 144A 9.25% 8/15/13	175,000	169,750
Corrections Corporation of America
7.50% 5/1/11	40,000	40,700
FTI Consulting 7.625% 6/15/13	275,000	284,624
Gaylord Entertainment
8.00% 11/15/13	140,000	143,150
*Harrah’s Operating 6.50% 6/1/16	75,000	59,529
Hertz 8.875% 1/1/14	200,000	207,000
Kansas City Southern Railway
9.50% 10/1/08	25,000	25,688
Majestic Star Casino 9.50% 10/15/10	330,000	326,699
Mandalay Resort Group
9.375% 2/15/10	217,000	228,935
9.50% 8/1/08	110,000	113,300
#Mobile Services Group
144A 9.75% 8/1/14	25,000	25,250
#Penhall International
144A 12.00% 8/1/14	50,000	51,375
#Pokagon Gaming Authority
144A 10.375% 6/15/14	235,000	260,850
Rental Services 9.50% 12/1/14	200,000	193,250
Seabulk International 9.50% 8/15/13	5,000	5,350
#Seminole Indian Tribe of Florida
144A 7.804% 10/1/20	70,000	71,541
*Station Casinos 6.625% 3/15/18	130,000	103,675
Wheeling Island Gaming
10.125% 12/15/09	65,000	65,163
		2,604,767

(continues)     121

Statements of net assets

Delaware Pooled Trust – The High-Yield Bond Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Services Non-Cyclical – 7.32%
Allied Waste North America
*7.375% 4/15/14	$55,000	$55,825
7.875% 4/15/13	105,000	108,675
Casella Waste Systems 9.75% 2/1/13	180,000	184,500
#Community Health Systems
144A 8.875% 7/15/15	260,000	264,550
CRC Health 10.75% 2/1/16	225,000	239,625
Geo Sub 11.00% 5/15/12	35,000	36,050
#HCA PIK 144A 9.625% 11/15/16	256,000	271,360
HealthSouth 10.75% 6/15/16	165,000	174,900
Omnicare 6.875% 12/15/15	115,000	110,975
#Universal Hospital Services PIK
144A 8.50% 6/1/15	75,000	76,688
US Oncology
9.00% 8/15/12	40,000	40,300
10.75% 8/15/14	10,000	10,450
		1,573,898
Technology & Electronics – 1.22%
Freescale Semiconductor
8.875% 12/15/14	115,000	109,393
*MagnaChip Semiconductor
8.00% 12/15/14	45,000	33,975
Sungard Data Systems
9.125% 8/15/13	50,000	51,250
*10.25% 8/15/15	65,000	68,088
		262,706
Telecommunications – 13.39%
‡Allegiance Telecom 11.75% 2/15/08	10,000	5,225
American Tower 7.125% 10/15/12	200,000	206,000
#Broadview Networks Holdings
144A 11.375% 9/1/12	225,000	239,624
•Centennial Communications
10.981% 1/1/13	110,000	113,850
Citizens Communications
7.125% 3/15/19	160,000	158,400
Cricket Communications
9.375% 11/1/14	155,000	154,613
#Digicel 144A 9.25% 9/1/12	115,000	118,450
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15	100,000	99,500
Hughes Network Systems/Finance
9.50% 4/15/14	155,000	159,844
¶Inmarsat Finance 10.375% 11/15/12	80,000	77,600
Intelsat Bermuda 11.25% 6/15/16	105,000	113,400
Level 3 Financing 9.25% 11/1/14	130,000	123,175
Lucent Technologies 6.45% 3/15/29	101,000	84,840
#MetroPCS Wireless 144A
9.25% 11/1/14	195,000	194,513
•#Nortel Networks 144A
9.493% 7/15/11	120,000	119,100
NTL Cable 9.125% 8/15/16	125,000	132,500
#PAETEC Holding 144A
9.50% 7/15/15	100,000	103,000
Qwest
7.50% 10/1/14	50,000	52,438
•8.944% 6/15/13	50,000	53,563
Qwest Capital Funding
7.25% 2/15/11	110,000	111,100
Rural Cellular 9.875% 2/1/10	35,000	36,663
Time Warner Telecom Holdings
9.25% 2/15/14	225,000	234,843
Triton PCS 8.50% 6/1/13	55,000	57,956
Windstream 8.125% 8/1/13	120,000	127,500
		2,877,697
Utilities – 3.37%
AES
7.75% 3/1/14	60,000	60,300
#144A 8.00% 10/15/17	65,000	65,894
‡#Calpine 144A 8.496% 7/15/09	24,438	25,904
Elwood Energy 8.159% 7/5/26	81,360	83,786
Midwest Generation 8.30% 7/2/09	6,876	7,040
Mirant Americas Generation
8.30% 5/1/11	110,000	111,788
Mirant North America
7.375% 12/31/13	105,000	106,969
NRG Energy 7.375% 2/1/16	190,000	189,999
Orion Power Holdings
12.00% 5/1/10	65,000	72,150
		723,830
Total Corporate Bonds
(cost $18,950,821)		18,764,853

Convertible Bond – 0.00%
†Mirant (Escrow) 2.50% 6/15/21
exercise price $67.95,
expiration date 6/15/21	20,000	0
Total Convertible Bond
(cost $0)		0

«Senior Secured Loans – 6.53%
Aramark
7.08% 1/26/14	140,141	137,104
7.485% 1/26/14	9,859	9,646
Community Health Systems
7.61% 7/2/14	70,360	68,952
7.61% 8/25/14	4,640	4,548
•DaimlerChrysler 11.01% 7/1/12	175,000	175,340
Energy Futures Holdings
7.565% 10/10/14	240,000	240,184
•8.39% 10/10/14	200,000	200,000
Ford Motor 8.36% 11/29/13	34,738	33,440
Idearc 7.35% 11/1/14	174,560	172,269
Jarden 7.67% 1/24/12	100,000	98,050

	Principal	Value
	Amount (U.S.$)	(U.S.$)
«Senior Secured Loans (continued)
Talecris Biotherapeutics 2nd Lien
11.85% 12/6/14	$70,000	$70,000
Univision Communications
7.60% 9/15/14	100,000	94,938
Windstream Term Loan B
6.86% 7/17/13	99,750	99,228
Total Senior Secured Loans
(cost $1,402,123)		1,403,699

	Number of
	Shares
Common Stock – 0.12%
=@†pAvado Brands	121	0
†Century Communications	60,000	50
†Mirant	21	890
=@†pPort Townsend	40	24,960
†USGen	20,000	0
Total Common Stock
(cost $40,939)		25,900

Convertible Preferred Stock – 0.52%
General Motors 5.25% exercise price
$64.90, expiration date 3/6/32	2,425	53,690
Lucent Technologies Capital Trust I
7.75% exercise price $24.80,
expiration date 3/15/17	60	58,125
Total Convertible Preferred Stock
(cost $106,565)		111,815

Warrant – 0.00%
†#Solutia 144A, exercise price $7.59,
expiration date 7/15/09	55	0
Total Warrant (cost $4,679)		0

	Principal
	Amount (U.S.$)
Repurchase Agreements – 5.98%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased at
$873,510, collateralized by $428,300
U.S. Treasury Notes 3.375%
due 9/15/09, market value $426,386,
$63,300 U.S. Treasury Notes 4.625%
due 11/30/08, market value $65,001,
$50,700 U.S. Treasury Notes 4.625%
due 8/31/11, market value $52,253,
$82,300 U.S. Treasury Notes 4.625%
due 10/31/11, market value $84,286,
$63,300 U.S. Treasury Notes 4.875%
due 5/31/08, market value $64,889,
$81,500 U.S. Treasury Notes 4.875%
due 8/31/08, market value $82,691,
and $112,000 U.S. Treasury Notes
5.625% due 5/15/08, market value
$115,817)	$873,400	873,400
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $411,652, collateralized by
$253,300 U.S. Treasury Notes
4.375% due 12/15/10, market
value $261,102, $27,700
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$28,519, and $129,300
U.S. Treasury Notes 4.875% due
10/31/08, market value $130,505)	411,600	411,600
Total Repurchase Agreements
(cost $1,285,000)		1,285,000

Total Value of Securities Before Securities
Lending Collateral – 100.44%
(cost $21,790,127)		21,591,267

	Number of
	Shares
Securities Lending Collateral** – 12.57%
Investment Companies
Mellon GSL DBT II Collateral Fund	2,701,940	2,701,940
Total Securities Lending Collateral
(cost $2,701,940)		2,701,940

Total Value of Securities – 113.01%
(cost $24,492,067)		24,293,207 ©
Obligation to Return Securities
Lending Collateral** – (12.57%)		(2,701,940)
Liabilities Net of Receivables
and Other Assets – (0.44%)		(94,218)
Net Assets Applicable to 2,665,652
Shares Outstanding; Equivalent
to $8.06 Per Share – 100.00%		$21,497,049

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$23,682,203
Undistributed net investment income		1,256,554
Accumulated net realized loss on investments		(3,237,407)
Net unrealized depreciation of investments		(204,301)
Total net assets		$21,497,049

†	Non-income producing security for the year ended October 31, 2007.

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of October 31, 2007.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

p	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2007, the aggregate amount of the restricted security equaled $24,960 or 0.12% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

(continues)     123

Statements of net assets

Delaware Pooled Trust – The High-Yield Bond Portfolio

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $4,442,428, which represented 20.67% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

@

Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $24,960, which represented 0.12% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $24,960, which represented 0.12% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally; (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $2,635,568 of securities loaned.

Summary of Abbreviations:
CDS — Credit Default Swap
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

The following swap contract was outstanding at October 31, 2007:

Swap Contract[1]
Credit Default Swap
		Annual
Swap Counterparty &	Notional	Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Depreciation
Protection Sold:
JP Morgan Chase Bank
Residential Capital
1yr CDS	$50,000	8.75%	9/20/08	$(5,951)
				$(5,951)

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 10 in ”Notes to financial statements.”

See accompanying notes

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

October 31, 2007

		Principal	Value
		Amount°	(U.S.$)
Agency Asset-Backed Securities – 0.12%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
4.907% 9/26/33	USD	238,087	$238,263
Total Agency Asset-Backed Securities
(cost $236,162)			238,263

Agency Collateralized Mortgage Obligations – 5.14%
Fannie Mae
Series 1996-46 ZA
7.50% 11/25/26		38,149	39,757
Series 2002-90 A1
6.50% 6/25/42		31,270	32,184
Series 2002-90 A2
6.50% 11/25/42		178,680	183,595
Series 2003-122 AJ
4.50% 2/25/28		146,970	144,613
Series 2005-110 MB
5.50% 9/25/35		899,367	908,137
Fannie Mae Grantor Trust
•Series 1999-T2 A1
7.50% 1/19/39		6,896	7,313
Series 2001-T8 A2
9.50% 7/25/41		19,647	21,186
Series 2002-T4 A3
7.50% 12/25/41		2,152	2,254
Series 2004-T1 1A2
6.50% 1/25/44		6,855	7,011
Fannie Mae Whole Loan
Series 2004-W9 2A1
6.50% 2/25/44		34,163	35,357
Series 2004-W11 1A2
6.50% 5/25/44		152,018	157,391
Freddie Mac
Series 1730 Z
7.00% 5/15/24		264,971	279,404
Series 2326 ZQ
6.50% 6/15/31		495,852	519,275
Series 2557 WE
5.00% 1/15/18		500,000	491,068
Series 2662 MA
4.50% 10/15/31		247,929	245,226
Series 2694 QG
4.50% 1/15/29		665,000	651,036
Series 2872 GC
5.00% 11/15/29		260,000	256,072
Series 2890 PC
5.00% 7/15/30		240,000	236,270
Series 2915 KP
5.00% 11/15/29		310,000	305,580
Series 3005 ED
5.00% 7/15/25		770,000	729,151
Series 3022 MB
5.00% 12/15/28		215,000	214,030
Series 3063 PC
5.00% 2/15/29		850,000	846,850
Series 3113 QA
5.00% 11/15/25		680,627	680,371
Series 3123 HT
5.00% 3/15/26		270,000	253,715
Series 3131 MC
5.50% 4/15/33		335,000	336,035
Series 3173 PE
6.00% 4/15/35		1,670,000	1,684,835
Series 3337 PB
5.50% 7/15/30		420,000	420,187
wFreddie Mac Structured
Pass Through Securities
Series T-54 2A 6.50% 2/25/43		54,702	55,813
Series T-58 2A 6.50% 9/25/43		33,388	34,301
Total Agency Collateralized
Mortgage Obligations
(cost $9,725,474)			9,778,017

Agency Mortgage-Backed Securities – 20.47%
Fannie Mae
6.171% 5/1/09		40,839	40,949
6.50% 8/1/17		71,094	72,602
•Fannie Mae ARM
5.783% 8/1/34		131,072	132,425
Fannie Mae Relocation 30 yr
5.00% 11/1/33		57,615	55,878
5.00% 1/1/34 Pool 763656		44,498	43,157
5.00% 1/1/34 Pool 763742		19,446	18,854
5.00% 11/1/34		224,159	217,336
5.00% 4/1/35		450,512	436,172
5.00% 10/1/35		453,687	439,246
5.00% 1/1/36		716,371	693,570
Fannie Mae S.F. 15 yr
4.50% 1/1/20		53,688	52,025
5.00% 7/1/14		6,292	6,254
5.00% 12/1/16		10,366	10,252
5.00% 5/1/20		58,328	57,458
5.00% 7/1/20		25,711	25,327
5.50% 5/1/20		4,704	4,713
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/22		1,390,000	1,344,391
5.00% 11/1/22		2,000,000	1,968,750
5.50% 11/1/22		125,000	125,195
6.00% 11/1/22		2,875,000	2,924,416
Fannie Mae S.F. 30 yr
5.00% 3/1/34		37,135	35,740
5.00% 3/1/35 Pool 808130		65,616	63,043
5.00% 3/1/35 Pool 814334		35,245	33,911
5.00% 5/1/35		63,262	60,780
5.00% 6/1/35		137,823	132,417
5.00% 7/1/35		160,127	153,846
5.50% 3/1/29		92,528	91,619
5.50% 4/1/29		107,588	106,531

(continues)     125

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 1/1/34	USD	36,391	$35,963
5.50% 1/1/35		60,065	59,317
5.50% 2/1/35		93,381	92,218
5.50% 6/1/35		79,213	78,142
5.50% 7/1/37		9,921,556	9,777,055
6.00% 1/1/35		8,642	8,724
6.00% 6/1/35		26,914	27,141
7.00% 12/1/33		44,837	46,952
7.00% 5/1/35		7,652	7,939
7.00% 6/1/35		21,882	22,703
7.50% 6/1/31		5,220	5,526
7.50% 6/1/34		86,254	90,828
Fannie Mae S.F. 30 yr TBA
5.00% 11/1/37		6,850,000	6,573,864
6.00% 11/1/37		3,685,000	3,711,488
6.50% 11/15/37		2,545,000	2,604,650
7.00% 11/1/37		1,585,000	1,643,447
•Freddie Mac ARM
5.864% 4/1/34		26,647	27,231
Freddie Mac Relocation 30 yr
5.00% 9/1/33		79,599	77,396
Freddie Mac S.F. 15 yr
5.00% 6/1/18		353,623	349,761
Freddie Mac S.F. 30 yr
5.50% 12/1/34		112,907	111,399
7.00% 11/1/33		6,134	6,406
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/36		980,000	986,125
GNMA I S.F. 30 yr
*7.00% 12/15/34		576,127	608,266
7.50% 1/15/30		3,682	3,894
7.50% 12/15/31		1,342	1,419
7.50% 2/15/32		1,225	1,296
GNMA S.F. 30 yr TBA
5.50% 11/1/37		1,320,000	1,311,750
6.00% 11/1/37		1,320,000	1,336,500
Total Agency Mortgage-Backed
Securities (cost $38,744,474)			38,954,257

Agency Obligations – 0.88%
Fannie Mae
*3.375% 12/15/08		110,000	108,772
*4.875% 5/18/12		35,000	35,418
^5.278% 10/9/19		905,000	489,518
*6.625% 11/15/30		65,000	77,303
*Federal Home Loan Bank
System 4.50% 10/9/09		430,000	431,373
^Financing Corporation
Interest Strip CPN13
5.345% 12/27/13		700,000	530,433
Total Agency Obligations
(cost $1,636,906)			1,672,817

Commercial Mortgage-Backed Securities – 7.26%
Bank of America
Commercial Mortgage
•Series 2004-3 A5
5.316% 6/10/39		530,000	531,081
•Series 2005-6 AM
5.181% 9/10/47		295,000	286,807
Series 2006-4 A4
5.634% 7/10/46		500,000	500,243
Bear Stearns Commercial
Mortgage Securities
#Series 2004-ESA E 144A
5.064% 5/14/16		225,000	226,658
•Series 2007-PW16 A4
5.713% 6/11/40		355,000	357,742
•Series 2007-T28 A4
5.742% 9/11/42		530,000	532,402
Citigroup Commercial
Mortgage Trust
Series 2006-C5 A4
5.431% 10/15/49		720,000	709,240
•Series 2007-C6 A4
5.70% 12/10/49		410,000	412,873
wCommercial Mortgage Pass
Through Certificates
•#Series 2001-J1A A2 144A
6.457% 2/14/34		309,535	319,347
Series 2006-C7 A2
5.69% 6/10/46		310,000	313,556
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1
AAB 5.555% 2/15/39		170,000	170,090
#Crown Castle Towers 144A
•Series 2005-1A AFL
5.471% 6/15/35		600,000	595,404
Series 2005-1A C
5.074% 6/15/35		120,000	117,010
Series 2006-1A B
5.362% 11/15/36		500,000	491,290
First Union-Lehman Brothers-
Bank of America
Series 1998-C2 A2
6.56% 11/18/35		120,195	120,304
General Electric Capital
Commercial Mortgage
Series 2002-1A A3
6.269% 12/10/35		290,000	300,623
Goldman Sachs Mortgage
Securities II
Series 2006-GG8 A4
5.56% 11/10/39		575,000	572,100
•#Series 2006-RR2 A1 144A
5.686% 6/23/46		395,000	375,045
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56		1,460,000	1,347,725

		Principal	Value
		Amount°	(U.S.$)
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37	USD	515,000	$515,911
Series 2003-C1 A2
4.985% 1/12/37		614,000	603,149
Series 2006-LDP9 A2
5.134% 5/15/47		500,000	483,717
•#Series 2006-RR1A A1 144A
5.455% 10/18/52		1,000,000	925,939
Series 2007-CB18 A4
5.44% 6/12/47		500,000	491,326
Lehman Brothers-UBS
Commercial Mortgage
Trust Series 2002-C1 A4
6.462% 3/15/31		20,000	20,897
#Merrill Lynch Mortgage Trust 144A
Series 2005-GGP1 E
4.33% 11/15/10		105,000	104,906
Series 2005-GGP1 F
4.35% 11/15/10		105,000	104,885
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A
6.12% 3/15/31		170,000	168,577
Series 2007-IQ14 A4
5.692% 4/15/49		135,000	134,732
Series 2007-T27 A4
5.651% 6/11/42		670,000	673,159
•#Morgan Stanley Dean Witter
Capital I Series 2001-TOP1
E 144A 7.331% 2/15/33		100,000	100,636
•#Nationslink Funding
Series 1998-2 F 144A
7.105% 8/20/30		45,000	43,936
#Tower 144A
Series 2004-2A A
4.232% 12/15/14		35,000	34,263
Series 2006-1 B
5.588% 2/15/36		180,000	178,587
Series 2006-1 C
5.707% 2/15/36		275,000	273,991
Wachovia Bank Commercial
Mortgage Trust Series
2006-C28 A2
5.50% 10/15/48		685,000	687,406
Total Commercial Mortgage-Backed
Securities (cost $14,160,959)			13,825,557

Corporate Bonds – 25.35%
Banking – 4.46%
#ABH Financial 144A
8.20% 6/25/12		370,000	354,238
American Express Centurion
Bank 5.55% 10/17/12		955,000	965,262
•#Banco Mercantil 144A
6.862% 10/13/21		555,000	564,269
Bancolombia 6.875% 5/25/17		270,000	263,115
Bank One 5.90% 11/15/11		185,000	189,342
Citigroup
5.00% 9/15/14		295,000	286,747
5.875% 5/29/37		300,000	285,871
^Dresdner Bank 4.66% 1/24/08		825,000	859,031
HSBC Holdings 6.50% 9/15/37		405,000	402,575
JPMorgan Chase 5.75% 1/2/13		520,000	529,812
JPMorgan Chase Capital XXV
6.80% 10/1/37		735,000	736,528
#Northern Rock 144A
5.625% 6/22/17		400,000	405,342
•6.594% 6/29/49		485,000	388,647
•#PNC Preferred Funding Trust I
144A 6.113% 3/29/49		500,000	480,947
Popular North America Capital
Trust I 6.564% 9/15/34		210,000	181,313
Silicon Valley Bank
5.70% 6/1/12		570,000	570,761
•#Vneshtorgbank 144A
5.956% 8/1/08		220,000	218,075
•VTB 24 Capital 6.54% 12/7/09		340,000	334,797
Wells Fargo 5.25% 10/23/12		465,000	466,415
			8,483,087
Basic Industries – 0.54%
#GTL Trade Finance 144A
7.25% 10/20/17		335,000	339,864
Ispat Inland 9.75% 4/1/14		46,000	50,091
Lubrizol 4.625% 10/1/09		375,000	372,148
#Stora Enso 144A 7.25% 4/15/36		265,000	268,738
			1,030,841
Brokerage – 1.42%
AMVESCAP 4.50% 12/15/09		603,000	595,107
Bear Stearns 5.85% 7/19/10		505,000	507,654
Goldman Sachs Group
6.75% 10/1/37		1,035,000	1,042,238
Jefferies Group 6.45% 6/8/27		396,000	373,538
Lazard Group 6.85% 6/15/17		180,000	178,179
			2,696,716
Capital Goods – 0.46%
Allied Waste North America
7.875% 4/15/13		135,000	139,725
Caterpillar 6.05% 8/15/36		100,000	102,125
•Masco 6.004% 3/12/10		260,000	255,551
#Siemens Finance 144A
6.125% 8/17/26		310,000	313,841
#Tyco Electronics Group 144A
6.55% 10/1/17		60,000	61,337
			872,579

(continues)     127

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Communications – 4.20%
AT&T 8.00% 11/15/31	USD	118,000	$146,895
AT&T Wireless 8.125% 5/1/12		915,000	1,021,423
BellSouth 4.20% 9/15/09		292,000	288,137
Citizens Communications
7.125% 3/15/19		315,000	311,850
Comcast
•5.543% 7/14/09		288,000	286,961
6.30% 11/15/17		625,000	645,904
6.95% 8/15/37		265,000	284,508
Intelsat 11.25% 6/15/16		95,000	102,600
#MetroPCS Wireless 144A
9.25% 11/1/14		200,000	199,500
Sprint Capital 7.625% 1/30/11		691,000	730,404
•Sprint Nextel 5.598% 6/28/10		285,000	284,317
Telecom Italia Capital
4.00% 1/15/10		623,000	609,106
Telefonica Emisiones
5.984% 6/20/11		195,000	200,062
Telefonos de Mexico
4.50% 11/19/08		355,000	353,048
THOMSON 5.70% 10/1/14		570,000	570,158
#Time Warner Cable 144A
5.40% 7/2/12		820,000	818,702
Viacom
5.75% 4/30/11		360,000	363,758
•6.044% 6/16/09		320,000	319,035
6.125% 10/5/17		135,000	135,299
Windstream 8.125% 8/1/13		299,000	317,688
			7,989,355
Consumer Cyclical – 1.78%
CVS Caremark
4.875% 9/15/14		170,000	163,024
5.75% 6/1/17		410,000	408,636
Darden Restaurants
6.20% 10/15/17		365,000	371,350
Federated Retail Holdings
5.90% 12/1/16		280,000	267,774
*Ford Motor Credit
8.00% 12/15/16		280,000	259,627
*General Motors
8.375% 7/15/33		375,000	343,125
GMAC 6.875% 8/28/12		225,000	203,037
Lear 8.75% 12/1/16		207,000	199,755
McDonald’s 6.30% 10/15/37		405,000	414,658
MGM MIRAGE 7.50% 6/1/16		200,000	199,750
Penney (J.C.) 7.375% 8/15/08		230,000	233,668
*Starwood Hotels & Resorts
Worldwide 6.25% 2/15/13		30,000	30,134
Target 6.50% 10/15/37		290,000	294,789
			3,389,327
Consumer Non-Cyclical – 3.23%
#AmBev International Finance
144A 9.50% 7/24/17	BRL	910,000	473,192
#Amgen 144A
5.85% 6/1/17	USD	169,000	169,052
6.375% 6/1/37		478,000	485,009
Aramark 8.50% 2/1/15		320,000	325,600
Clorox 5.45% 10/15/12		225,000	225,518
Coca-Cola 5.35% 11/15/17		360,000	358,194
#Covidien International Finance
144A 6.55% 10/15/37		390,000	398,629
Diageo Capital
5.20% 1/30/13		345,000	343,733
5.75% 10/23/17		320,000	318,937
#HCA PIK 144A
9.625% 11/15/16		445,000	471,700
Kraft Foods 4.125% 11/12/09		321,000	316,118
Kroger 6.40% 8/15/17		570,000	594,108
Reynolds American
6.50% 7/15/10		140,000	145,176
Safeway 6.35% 8/15/17		265,000	274,832
UST 6.625% 7/15/12		275,000	290,701
Wyeth 5.50% 2/1/14		950,000	953,860
			6,144,359
Electric – 1.47%
Commonwealth Edison
6.15% 9/15/17		300,000	306,781
Dominion Resources
5.687% 5/15/08		340,000	340,413
FPL Group Capital
5.625% 9/1/11		400,000	407,358
•6.65% 6/15/67		185,000	183,509
MidAmerican Funding
6.75% 3/1/11		388,000	403,287
NRG Energy 7.375% 2/1/16		75,000	75,000
Pepco Holdings
6.125% 6/1/17		103,000	104,716
•6.246% 6/1/10		431,000	429,892
#Power Contract Financing
144A 6.256% 2/1/10		134,660	136,774
#Power Receivables Finance
144A 6.29% 1/1/12		188,047	193,922
PSEG Power 5.50% 12/1/15		215,000	211,231
			2,792,883
Energy – 1.48%
Apache 5.25% 4/15/13		326,000	326,926
#Canadian Oil Sands 144A
4.80% 8/10/09		178,000	176,801
Devon Energy 7.95% 4/15/32		55,000	67,473
Husky Energy 6.80% 9/15/37		185,000	194,449
#Lukoil International Finance
144A 6.356% 6/7/17		100,000	96,500
Petrobras International Finance
5.875% 3/1/18		405,000	399,938

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Energy (continued)
Siberian Oil 10.75% 1/15/09	USD	650,000	$687,310
Suncor Energy 6.50% 6/15/38		655,000	687,971
XTO Energy 6.25% 8/1/17		180,000	186,956
			2,824,324
Finance Companies – 1.83%
•American Express
6.80% 9/1/66		516,000	529,896
#Capmark Financial Group 144A
5.875% 5/10/12		253,000	227,353
6.30% 5/10/17		837,000	685,648
General Electric Capital
5.625% 9/15/17		370,000	374,308
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65		290,000	285,021
International Lease Finance
5.35% 3/1/12		295,000	293,011
5.875% 5/1/13		210,000	213,041
•Residential Capital
6.224% 6/9/08		74,000	66,323
7.80% 11/21/08		265,000	223,594
Washington Mutual
5.25% 9/15/17		320,000	278,599
5.50% 8/24/11		320,000	315,608
			3,492,402
Insurance – 1.52%
Berkshire Hathaway Finance
4.85% 1/15/15		290,000	281,397
#Farmers Insurance Exchange
144A 8.625% 5/1/24		40,000	45,732
#Max USA Holdings 144A
7.20% 4/14/17		331,000	324,890
Montpelier Re Holdings
6.125% 8/15/13		152,000	151,557
w#Stingray Pass Through Trust
144A 5.902% 1/12/15		600,000	459,000
•w#Twin Reefs Pass Through Trust
144A 6.12% 12/31/49		400,000	345,076
Unitrin 6.00% 5/15/17		555,000	545,241
WellPoint
5.00% 1/15/11		395,000	393,320
5.00% 12/15/14		360,000	346,689
			2,892,902
Natural Gas – 0.87%
CenterPoint Energy Resource
6.125% 11/1/17		85,000	85,383
#Dynergy Holdings 144A
7.75% 6/1/19		200,000	188,750
Enterprise Products Operating
5.60% 10/15/14		310,000	306,995
Kinder Morgan Energy Partners
5.125% 11/15/14		260,000	250,381
ONEOK Partners
6.85% 10/15/37		125,000	131,022
TransCanada Pipelines
6.20% 10/15/37		370,000	372,350
Valero Energy 6.625% 6/15/37		310,000	320,230
			1,655,111
Real Estate – 0.76%
iStar Financial
5.15% 3/1/12		255,000	232,974
5.875% 3/15/16		430,000	381,373
Regency Centers
5.875% 6/15/17		359,000	350,014
•#USB Realty 144A
6.091% 12/22/49		500,000	484,865
			1,449,226
Technology – 0.44%
Freescale Semiconductor
8.875% 12/15/14		325,000	309,156
SunGard Data Systems
9.125% 8/15/13		316,000	323,900
Xerox 5.50% 5/15/12		200,000	200,258
			833,314
Transportation – 0.89%
Continental Airlines
6.503% 6/15/11		283,000	284,769
#Erac USA Finance 144A
7.00% 10/15/37		1,068,000	1,054,227
Hertz 8.875% 1/1/14		340,000	351,900
			1,690,896
Total Corporate Bonds
(cost $48,467,158)			48,237,322

Foreign Agencies – 0.05%
Austria – 0.04%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	9,000,000	79,669
			79,669
United States – 0.01%
Pemex Project Funding Master
Trust 6.125% 8/15/08	USD	10,000	10,097
			10,097
Total Foreign Agencies
(cost $99,173)			89,766

Municipal Bonds – 0.93%
Augusta, Georgia Water
& Sewer Revenue
5.25% 10/1/39 (FSA)		205,000	214,180
Buckeye, Ohio Tobacco
Settlement Financing
Authority Revenue
Series A-2 5.875% 6/1/47		235,000	228,145
California State 5.00% 2/1/33		15,000	15,152
§California State Refunding
5.00% 2/1/33-14		5,000	5,419

(continues)     129

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Municipal Bonds (continued)
California State University
Systemwide Revenue
5.00% 11/1/30 (AMBAC)	USD	105,000	$108,818
Illinois State Taxable Pension
5.10% 6/1/33		220,000	209,110
New Jersey Economic
Development Authority
Revenue Cigarette Tax
5.75% 6/15/29		95,000	99,596
New York State Urban
Development Series A-1
5.25% 3/15/34 (FGIC)		90,000	94,155
Oregon State Taxable Pension
5.892% 6/1/27		105,000	109,878
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)		30,000	29,688
West Virginia Tobacco
Settlement Finance
Authority Series A
7.467% 6/1/47		675,000	661,750
Total Municipal Bonds
(cost $1,800,535)			1,775,891

Non-Agency Asset-Backed Securities – 16.43%
•Ameriquest Mortgage
Securities Series 2006-R1
A2C 5.063% 3/25/36		375,000	361,810
•Bank of America Credit Card
Trust Series 2006-A10 A10
5.071% 2/15/12		8,760,000	8,724,792
Capital Auto Receivables Asset
Trust Series 2007-3 A3A
5.02% 9/15/11		300,000	300,834
Capital One Multi-Asset
Execution Trust Series 2007-A7
A7 5.75% 7/15/20		300,000	303,900
Caterpillar Financial Asset
Trust Series 2007-A A3A
5.34% 6/25/12		170,000	171,640
•Chase Issuance Trust
Series 2007-A11 A11
5.091% 7/16/12		5,000,000	4,970,014
Citibank Credit Card
Issuance Trust
Series 2007-A3 A3
6.15% 6/15/39		300,000	303,973
•Series 2007-A6 A6
5.238% 7/12/12		10,500,000	10,433,131
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11		255,000	256,321
•Countrywide
Asset-Backed Certificates
Series 2006-3 2A2
5.053% 6/25/36		1,020,000	979,527
Series 2006-S7 A3
5.712% 11/25/35		1,000,000	947,508
Discover Card Master Trust
Series 2007-A1 A1
5.65% 3/16/20		550,000	549,016
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		300,000	302,576
•GMAC Mortgage Loan Trust
Series 2006-HE3 A2
5.75% 10/25/36		165,000	161,310
Honda Auto Receivables
Owners Trust Series 2004-2
A4 3.81% 10/15/09		19,556	19,439
Hyundai Auto Receivables
Trust Series 2007-A A3A
5.04% 1/17/12		170,000	170,153
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35		162,358	139,628
•Merrill Lynch Mortgage
Investors Series 2006-AR1
A2C 5.033% 3/25/37		385,000	362,956
Mid-State Trust
Series 11 A1
4.864% 7/15/38		17,382	16,292
Series 2004-1 A
6.005% 8/15/37		18,057	18,385
Series 2005-1 A
5.745% 1/15/40		206,674	195,210
#Series 2006-1 A 144A
5.787% 10/15/40		257,081	242,179
Renaissance Home Equity
Loan Trust
Series 2005-4 A2
5.399% 2/25/36		104,631	104,228
Series 2007-2 AF2
5.675% 6/25/37		290,000	285,836
RSB Bondco Series 2007-A A2
5.72% 4/1/18		315,000	320,485
•#SLM Student Loan Trust
Series 2003-4 A5C 144A
5.854% 3/15/33		500,000	495,000
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31		83,320	73,473
Series 2004-16XS A2
4.91% 8/25/34		70,134	69,875
Total Non-Agency Asset-Backed
Securities (cost $31,594,193)			31,279,491

		Principal	Value
		Amount°	(U.S.$)
Non-Agency Collateralized Mortgage Obligations – 16.57%
•Adjustable Rate Mortgage
Trust Series 2005-10 3A11
5.416% 1/25/36	USD	582,343	$562,540
Bank of America Alternative
Loan Trust
Series 2004-11 1CB1
6.00% 12/25/34		19,680	19,563
Series 2005-6 7A1
5.50% 7/25/20		414,844	412,641
Series 2005-9 5A1
5.50% 10/25/20		759,824	755,788
•Bear Stearns Adjustable Rate
Mortgage Trust Series 2007-3
1A1 5.481% 5/25/47		1,650,802	1,655,548
Bear Stearns Asset Backed
Securities Series 2005-AC8
A5 5.50% 11/25/35		422,391	422,667
Citicorp Mortgage Securities
Series 2006-3 1A4
6.00% 6/25/36		765,000	748,226
•Citigroup Mortgage Loan
Trust Series 2007-AR5 1AB
5.619% 4/25/37		758,226	755,332
Countrywide Alternative
Loan Trust
Series 2004-28CB 6A1
6.00% 1/25/35		516,740	513,673
Series 2004-J8 1A1
7.00% 9/25/34		235,606	241,275
•Series 2005-63 3A1
5.89% 11/25/35		554,416	550,600
Series 2006-2CB A3
5.50% 3/25/36		453,529	452,243
wCountrywide Home Loan
Mortgage Pass
Through Trust
Series 2006-1 A2
6.00% 3/25/36		393,701	393,455
Series 2006-1 A3
6.00% 3/25/36		157,480	156,546
•Series 2006-HYB3 3A1A
6.096% 5/20/36		506,362	518,333
•First Horizon Asset Securities
Series 2007-AR2 1A1
5.862% 8/25/37		396,983	397,479
Series 2007-AR3 2A2
6.327% 11/25/37		1,138,986	1,143,257
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A
5.183% 5/25/35		483,893	479,990
#GSMPS Mortgage Loan
Trust 144A
•Series 1998-3 A
7.75% 9/19/27		27,316	28,982
•Series 1999-2 A
8.00% 9/19/27		64,670	69,164
•Series 1999-3 A
8.00% 8/19/29		29,317	31,150
Series 2005-RP1 1A3
8.00% 1/25/35		480,468	514,876
Series 2005-RP1 1A4
8.50% 1/25/35		271,793	293,143
Series 2006-RP1 1A3
8.00% 1/25/36		200,589	216,411
GSR Mortgage Home Loan
Trust Series 2004-2F 9A1
6.00% 9/25/19		9,482	9,510
•JPMorgan Mortgage Trust
Series 2005-A4 1A1
5.40% 7/25/35		343,399	342,634
Series 2005-A6 1A2
5.138% 9/25/35		640,000	620,188
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		422,493	421,957
•MASTR Adjustable Rate Mortgages
Trust Series 2006-2 4A1
4.991% 2/25/36		797,783	792,898
#MASTR Reperforming Loan
Trust 144A
Series 2005-1 1A5
8.00% 8/25/34		142,127	151,777
Series 2005-2 1A4
8.00% 5/25/35		378,649	406,467
Morgan Stanley Mortgage
Loan Trust Series 2006-2 6A
6.50% 2/25/36		665,449	669,400
Nomura Asset Acceptance
Series 2005-WF1 2A2
4.786% 3/25/35		370,000	360,658
•Series 2006-AF1 1A2
6.159% 5/25/36		610,000	605,724
•Residential Funding Mortgage
Securities I Series 2006-SA3
3A1 6.04% 9/25/36		552,497	559,847
Structured Asset Securities
Series 2004-5H A2
4.43% 12/25/33		165,067	164,350
•Series 2005-6 B2
5.345% 5/25/35		120,863	94,006
wWashington Mutual Alternative
Mortgage Pass Through
Certificates Series 2006-5
2CB3 6.00% 7/25/36		566,562	572,066
•wWashington Mutual Mortgage
Pass Through Certificates
Series 2006-AR8 1A5
5.892% 8/25/46		109,091	109,464
Series 2006-AR8 2A3
6.133% 8/25/36		79,227	80,466

(continues)     131

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
•wWashington Mutual Mortgage
Pass Through Certificates
(continued)
Series 2006-AR10 1A1
5.943% 9/25/36	USD	1,251,576	$1,257,556
Series 2006-AR14 1A4
5.647% 11/25/36		640,142	638,060
Series 2007-HY1 1A1
5.718% 2/25/37		1,391,493	1,393,369
Wells Fargo Mortgage Backed
Securities Trust
•Series 2004-O A1
4.893% 8/25/34		1,706,680	1,682,625
Series 2005-12 1A7
5.50% 11/25/35		809,142	786,638
Series 2005-17 1A1
5.50% 1/25/36		600,585	586,885
•Series 2005-AR16 6A4
5.00% 10/25/35		865,033	861,266
Series 2006-1 A3
5.00% 3/25/21		539,037	525,224
Series 2006-2 3A1
5.75% 3/25/36		588,881	574,129
Series 2006-4 1A8
5.75% 4/25/36		151,481	152,996
Series 2006-4 2A3
5.75% 4/25/36		296,863	293,160
•Series 2006-AR4 1A1
5.857% 4/25/36		815,783	810,028
•Series 2006-AR4 2A1
5.774% 4/25/36		1,181,030	1,162,876
•Series 2006-AR5 2A1
5.533% 4/25/36		293,294	294,971
•Series 2006-AR10 5A1
5.597% 7/25/36		482,785	482,774
•Series 2006-AR11 A7
5.517% 8/25/36		615,523	612,074
•Series 2006-AR12 1A2
6.025% 9/25/36		310,096	313,928
•Series 2006-AR14 2A4
6.089% 10/25/36		429,197	434,924
•Series 2006-AR18 2A2
5.72% 11/25/36		460,317	461,752
Series 2007-8 2A6
6.00% 7/25/37		160,000	156,494
Series 2007-13 A7
6.00% 9/25/37		756,846	750,815
Total Non-Agency Collateralized Mortgage
Obligations (cost $31,441,481)			31,526,838

Regional Agencies – 0.33%
Australia – 0.33%
Queensland Treasury
6.00% 10/14/15	AUD	713,000	635,460
Total Regional Agencies
(cost $542,755)			635,460

Regional Authorities – 0.44%
Canada – 0.44%
Quebec Province
5.00% 12/1/15	CAD	770,000	832,078
Total Regional Authorities
(cost $816,061)			832,078

«Senior Secured Loans – 4.41%
Allied Waste North America
7.73% 3/28/14	USD	200,000	196,400
Aramark
7.08% 1/26/14		301,437	294,904
7.485% 1/26/14		23,563	23,053
AWAS 2nd Lien 11.44% 3/21/13		246,437	242,740
DaimlerChrysler 13.51% 7/1/13		925,000	914,205
Delphi Tranche C
8.11% 12/31/07		200,000	199,858
Douglas Dynamics
7.61% 5/21/13		398,000	380,090
Ford Motor 8.36% 11/29/13		1,013,946	976,085
Freescale Semiconductor
7.37% 12/1/13		200,000	192,091
Georgia Pacific Term
Loan Tranche Loan B
7.115% 12/22/12		250,635	244,995
Hexion Specialty
Chemicals
Tranche C-1 7.42% 5/5/13		163,482	162,188
Tranche C-2 7.42% 5/5/13		35,423	35,139
Jarden 7.67% 1/24/12		335,000	328,467
Lyondell Chemical 7.11% 8/16/13		396,000	394,442
Michaels Stores 7.625% 10/11/13		473,807	453,831
NE Energy
7.87% 11/1/13		649,990	627,240
7.985% 11/1/13		42,466	40,980
Stallion Oilfield Services
10.86% 6/12/13		600,000	591,000
Talecris Biotherapeutics 2nd
Lien 11.85% 12/6/14		700,000	700,000
Telesat Canada 9.00% 2/14/08		335,000	329,975
Time Warner Telecom Holdings
7.62% 1/7/13		299,246	294,758
United Airlines 7.375% 2/1/14		497,500	477,394
US Airways Group 8.05% 3/23/14		300,000	287,408
Total Senior Secured Loans
(cost $8,457,159)			8,387,243

		Principal	Value
		Amount°	(U.S.$)
Sovereign Debt – 1.64%
Brazil – 0.44%
Republic of Brazil
10.25% 1/10/28	BRL	1,450,000	$842,370
			842,370
Canada – 0.13%
Canadian Government
4.00% 6/1/17	CAD	232,000	239,541
			239,541
Colombia – 0.13%
Republic of Colombia
9.85% 6/28/27	COP	71,000,000	36,984
12.00% 10/22/15	COP	373,000,000	213,913
			250,897
Finland – 0.01%
Republic of Finland
4.75% 2/21/12	NOK	120,000	22,013
			22,013
Mexico – 0.20%
Mexican Bonos
8.00% 12/17/15	MXN	4,035,000	381,191
			381,191
United Kingdom – 0.73%
U.K. Treasury 8.00% 9/27/13	GBP	575,900	1,378,626
			1,378,626
Total Sovereign Debt
(cost $2,953,443)			3,114,638

Supranational Banks – 1.23%
European Investment Bank
2.15% 1/18/27	JPY	96,600,000	839,615
6.00% 7/15/09	NZD	938,000	695,226
Inter-American
Development Bank
1.90% 7/8/09	JPY	25,000,000	220,406
9.00% 8/6/10	BRL	1,045,000	585,654
Total Supranational Banks
(cost $2,302,684)			2,340,901

U.S. Treasury Obligations – 8.68%
*¥U.S. Treasury Bonds
4.75% 2/15/37	USD	2,595,000	2,594,393
U.S. Treasury Inflation
Index Notes
*2.00% 1/15/14		1,530,435	1,529,719
2.375% 4/15/11		832,818	846,027
*3.00% 7/15/12		1,595,901	1,677,693
U.S. Treasury Notes
*3.625% 10/31/09		695,000	691,254
3.875% 10/31/12		6,781,000	6,696,244
*4.50% 5/15/10		1,045,000	1,060,104
*4.75% 8/15/17		1,137,000	1,162,405
^U.S. Treasury Strip
4.403% 11/15/13		340,000	264,057
Total U.S. Treasury Obligations
(cost $16,459,334)			16,521,896

		Number
		of Shares
Preferred Stock – 0.03%
Nexen 7.35%		2,375	58,663
Total Preferred Stock
(cost $62,688)			58,663

Warrant – 0.00%
†#Solutia144A, exercise price
$7.59, expiration date
7/15/09		20	—
Total Warrant
(cost $1,711)			—

		Principal
		Amount°
Repurchase Agreements – 3.35%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $4,330,545,
collateralized by $2,123,000
U.S. Treasury Notes
3.375% due 9/15/09,
market value $2,114,010,
$314,000 U.S. Treasury Notes
4.625% due 11/30/08,
market value $322,271,
$251,000 U.S. Treasury Notes
4.625% due 8/31/11,
market value $259,068,
$408,000 U.S. Treasury Notes
4.625% due 10/31/11,
market value $417,886,
$314,000 U.S. Treasury Notes
4.875% due 5/31/08,
market value $321,719,
$404,000 U.S. Treasury Notes
4.875% due 8/31/08,
market value $409,978 and
$555,000 U.S. Treasury Notes
5.625% due 5/15/08,
market value $574,217)	USD	4,330,000	4,330,000

(continues)     133

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Repurchase Agreements (continued)
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $2,041,256,
collateralized by $1,256,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$1,294,539, $137,000 U.S.
Treasury Notes 4.625% due
8/31/11, market value
$141,398 and $641,000 U.S.
Treasury Notes 4.875% due
10/31/08, market value
$647,041)	USD	2,041,000	$2,041,000
Total Repurchase Agreements
(cost $6,371,000)			6,371,000

Total Value of Securities Before
Securities Lending
Collateral – 113.31%
(cost $215,873,350)			215,640,098

		Number of
		Shares
Securities Lending Collateral** – 8.00%
Investment Companies
Mellon GSL DBT II Collateral Fund		15,230,626	15,230,626
Total Securities Lending Collateral
(cost $15,230,626)			15,230,626

Total Value of Securities – 121.31%
(cost $231,103,976)			230,870,724 ©
Obligation to Return Securities Lending
Collateral** – (8.00%)			(15,230,626)
Liabilities Net of Receivables and
Other Assets – (13.31%)			(25,332,572)
Net Assets Applicable to 19,956,669
Shares Outstanding; Equivalent to
$9.54 Per Share – 100.00%			$190,307,526

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)			$182,884,072
Undistributed net investment income			10,620,052
Accumulated net realized loss			(3,048,905)
Net unrealized depreciation of investments
and foreign currencies			(147,693)
Total net assets			$190,307,526

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesia Rupiahs
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
USD — United States Dollar

†	Non-income producing security for the year ended October 31, 2007.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $19,415,193, which represented 10.20% of the Portfolio’s net assets. See Note 12 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of October 31, 2007.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

*	Fully or partially on loan.

**	See Note 11 in “Notes to Financial Statements.”

©	Includes $14,955,449 of securities loaned.

¥	Fully or partially pledged as collateral for financial futures contracts.

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MBIA — Insured by the Municipal Bond Insurance Association
S.F. — Single Family
TBA — To be announced
yr — Year

The following foreign currency exchange contracts and foreign cross currency contracts, futures contracts and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
AUD	315,393	USD	(278,000)	12/31/07	$14,728
CAD	1,135,860	EUR	(825,000)	12/31/07	6,910
CAD	(1,301,300)	USD	1,365,019	12/31/07	(13,117)
EUR	1,190,411	USD	(1,687,506)	11/30/07	37,794
GBP	(662,500)	USD	1,363,293	12/31/07	(11,380)
IDR	23,173,430,000	USD	(2,530,679)	12/31/07	16,410
JPY	(11,556,858)	USD	101,287	12/28/07	404
JPY	(64,910,000)	USD	565,349	11/30/07	646
NOK	1,483,292	USD	(269,195)	11/30/07	7,072
NOK	1,616,761	USD	(293,583)	11/30/07	7,543
NZD	(376,486)	USD	278,000	12/31/07	(10,481)
					$56,529

Futures Contracts[2]
Contracts	Notional Cost	Notional	Expiration	Unrealized
To Buy (Sell)	(Proceeds)	Value	Date	Depreciation
212 U.S. Treasury
5 year Notes	$22,772,600	$22,756,875	12/31/07	$(15,725)
(2) U.S. Treasury
Long Bond	(223,307)	(225,188)	12/31/07	(1,881)
				$(17,606)

Swap Contracts[3]
Index Swap Contracts
Notional	Expiration		Unrealized
Amount	Date	Description	Depreciation
$1,400,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(47,127)

Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$ 837,000	0.60%	9/20/12	$1,044
10 yr CDS	420,000	0.98%	9/20/17	524
JPMorgan Chase Bank
Embarq 7 yr CDS	185,000	0.77%	9/20/14	2,005
Merrill Lynch
5 yr CDS	440,000	0.58%	12/20/12	5,173
Lehman Brothers
Capmark Financial
5 yr CDS	375,000	1.65%	9/20/12	28,938
5 yr CDS	130,000	2.42%	9/20/12	6,091
5 yr CDS	260,000	4.25%	9/20/12	(6,548)
Gannet 7 yr CDS	676,000	0.88%	9/20/14	(1,517)
Home Depot
5 yr CDS	950,000	0.50%	9/20/12	667
New York Times
7 yr CDS	676,000	0.75%	9/20/14	241
Sara Lee 7 yr CDS	676,000	0.60%	9/20/14	(9,016)
V.F. 5 yr CDS	195,000	0.40%	9/20/12	(1,561)
Washington Mutual
4 yr CDS	530,000	0.85%	9/20/11	14,143
				40,184
Protection Sold:
Goldman Sachs
ABX Home Equity
Index 06-2 AA	300,000	0.17%	5/25/46	(7,500)
JPMorgan Chase Bank
Residential Capital
1 yr CDS	430,000	8.25%	9/20/08	(52,748)
1 yr CDS	212,000	8.75%	9/20/08	(25,231)
Lehman Brothers
Best Buy
5 yr CDS	418,500	0.61%	9/20/12	(387)
10 yr CDS	210,000	0.99%	9/20/17	(105)
Reynolds American
5 yr CDS	1,352,000	1.00%	9/20/12	21,445
				(64,526)
Total				$(24,342)

(continues)     135

Statements of net assets

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

Interest Rate Swap Contracts
Notional	Termination		Unrealized
Amount	Date	Description	Appreciation
$4,525,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 5.355% and to pay the notional amount multiplied by the 3 month LIBOR.	$40,589

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1 See Note 8 in “Notes to financial statements.”
2 See Note 9 in “Notes to financial statements.”
3 See Note 10 in “Notes to financial statements.”

See accompanying notes

Delaware Pooled Trust – The International Equity Portfolio

October 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 99.53%Δ
Australia – 10.37%
Amcor	3,954,515	$25,965,076
Foster’s Group	9,341,002	55,769,750
*National Australia Bank	1,896,981	76,743,632
Telstra	17,110,018	74,881,759
*Wesfarmers	681,680	28,048,704
		261,408,921
Belgium – 2.37%
Fortis	1,854,380	59,582,049
†Fortis Strip	741,752	10,741
		59,592,790
Finland – 1.25%
UPM-Kymmene	1,403,956	31,538,454
		31,538,454
France – 14.03%
*Carrefour	568,088	41,052,049
*Compagnie de Saint-Gobain	441,475	47,580,297
*France Telecom	1,470,145	54,368,228
*Renault	474,611	80,164,864
*Societe Generale	323,298	54,620,266
†Suez Strip	172,462	2,499
*Total	939,892	75,848,641
		353,636,844
Germany – 5.21%
Deutsche Telekom	2,365,620	48,603,277
RWE	605,134	82,547,270
		131,150,547
Hong Kong – 2.63%
Hong Kong Electric Holdings	5,823,400	29,938,791
Wharf Holdings	6,009,013	36,230,542
		66,169,333
Italy – 4.90%
Intesa Sanpaolo	9,780,435	77,591,407
UniCredito Italiano	5,334,675	45,892,915
		123,484,322
Japan – 15.10%
Astellas Pharma	757,500	33,629,401
Canon	1,143,800	57,880,596
Kao	1,895,300	54,360,982
KDDI	4,375	33,045,822
Millea Holdings	1,150,352	45,276,879
Nitto Denko	591,200	28,864,678
Seven & I Holdings	186,400	4,813,567
Takeda Pharmaceutical	834,200	52,112,378
Toyota Motor	785,200	44,952,036
West Japan Railway	5,080	25,424,495
Yokohama Reito	1,000	7,645
		380,368,479
Netherlands – 4.43%
ING Groep CVA	1,399,713	63,267,771
Reed Elsevier	2,482,886	48,258,245
		111,526,016
New Zealand – 0.80%
*Telecom Corporation of New Zealand	5,994,063	20,134,969
		20,134,969
Singapore – 1.82%
Jardine Matheson Holdings	692,815	21,224,444
Oversea-Chinese Banking	3,856,200	24,757,409
		45,981,853
South Africa – 1.39%
Sasol	687,306	35,130,630
		35,130,630
Spain – 8.35%
*Banco Santander Central Hispano	3,092,331	67,631,078
*Iberdrola	3,236,288	52,208,907
Telefonica	2,737,341	90,640,184
		210,480,169
Switzerland – 2.94%
Novartis	1,393,217	74,117,648
		74,117,648
Taiwan – 2.05%
*Chunghwa Telecom ADR	1,413,588	27,140,890
Taiwan Semiconductor
Manufacturing ADR	2,304,720	24,545,268
		51,686,158
United Kingdom – 21.89%
Aviva	1,327,246	20,923,175
BG Group	2,541,991	47,046,568
BP	4,504,757	58,601,238
Compass Group	3,174,744	22,883,477
GKN	3,247,898	24,841,155
GlaxoSmithKline	2,734,020	70,219,166
HBOS	3,310,529	60,373,266
Lloyds TSB Group	5,253,022	59,666,066
Royal Bank of Scotland Group	4,988,374	53,869,229
*Royal Dutch Shell Class A	1,372,575	60,224,571
Unilever	2,148,369	72,842,882
		551,490,793
Total Common Stock
(cost $1,670,845,127)		2,507,897,926

(continues)     137

Statements of net assets

Delaware Pooled Trust – The International Equity Portfolio

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Repurchase Agreements – 0.61%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $10,422,311,
collateralized by $5,110,000
U.S. Treasury Notes 3.375%
due 9/15/09, market value
$5,087,427, $756,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$775,556, $604,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$623,455, $982,000
U.S. Treasury Notes 4.625%
due 10/31/11, market value
$1,005,655, $756,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$774,226, $972,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$986,624, and $1,336,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $1,381,869)	$10,421,000	$10,421,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $4,911,615,
collateralized by $3,022,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$3,115,347, $330,000
U.S. Treasury Notes 4.625% due
8/31/11, market value $340,278,
and $ 1,543,000
U.S. Treasury Notes 4.875% due
10/31/08, market
value $1,557,124)	4,911,000	4,911,000
Total Repurchase Agreements
(cost $15,332,000)		15,332,000

Total Value of Securities Before Securities
Lending Collateral – 100.14%
(cost $1,686,177,127)		2,523,229,926

	Number of
	Shares
Securities Lending Collateral** – 16.62%
Investment Companies
Mellon GSL DBT II Collateral Fund	418,871,940	418,871,940
Total Securities Lending Collateral
(cost $418,871,940)		418,871,940
Total Value of Securities – 116.76%
(cost $2,105,049,067)		2,942,101,866 ©
Obligation to Return Securities
Lending Collateral** – (16.62%)		(418,871,940)
Liabilities Net of Receivables
and Other Assets – (0.14%)		(3,469,310)
Net Assets Applicable to 92,633,882
Shares Outstanding; Equivalent
to $27.20 Per Share – 100.00%		$2,519,760,616

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$1,443,600,860
Undistributed net investment income		45,330,363
Accumulated net realized gain on investments		194,988,508
Net unrealized appreciation of investments and
foreign currencies		835,840,885
Total net assets		$2,519,760,616

†	Non-income producing security for the year ended October 31, 2007.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 86 in “Country and sector allocations.”

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $398,557,304 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
GBP — British Pound Sterling
JPY — Japanese Yen
USD — United States Dollar

The following foreign currency exchange contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
Contracts to				Settlement	Unrealized
Receive (Deliver)		In Exchange For		Date	Depreciation
GBP	(73,413,000)	USD	150,594,289	1/31/08	$(1,560,075)
JPY	33,895,822	USD	(295,698)	11/1/07	(1,859)
					$(1,561,934)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Delaware Pooled Trust – The Labor Select International Equity Portfolio

October 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 98.54%Δ
Australia – 12.19%
Amcor	1,657,937	$10,885,901
Foster’s Group	4,736,371	28,278,147
*National Australia Bank	945,329	38,243,916
*Telstra	9,120,289	39,914,820
*Wesfarmers	386,973	15,922,560
		133,245,344
Belgium – 2.25%
Fortis	763,766	24,540,139
†Fortis Strip	305,506	4,424
		24,544,563
Finland – 1.35%
UPM-Kymmene	659,330	14,811,183
		14,811,183
France – 12.23%
*Carrefour	276,770	20,000,380
*France Telecom	959,567	35,486,267
*Renault	198,925	33,599,718
*Societe Generale	154,389	26,083,577
†Suez Strip	106,724	1,546
*Total	229,588	18,527,594
		133,699,082
Germany – 3.34%
RWE	267,685	36,515,327
		36,515,327
Hong Kong – 3.99%
Hong Kong Electric Holdings	3,860,500	19,847,289
Wharf Holdings	3,950,000	23,815,998
		43,663,287
Italy – 5.42%
Intesa Sanpaolo	4,161,410	33,013,834
UniCredito Italiano	3,045,750	26,201,848
		59,215,682
Japan – 15.09%
Astellas Pharma	442,200	19,631,579
Canon	597,200	30,220,573
Kao	824,000	23,633,963
KDDI	2,263	17,093,187
Millea Holdings	507,200	19,962,962
Nitto Denko	256,100	12,503,796
Seven & I Holdings	23,300	601,696
Takeda Pharmaceutical	397,000	24,800,544
West Japan Railway	3,295	16,490,888
		164,939,188
Netherlands – 4.74%
ING Groep CVA	687,837	31,090,597
Reed Elsevier	1,067,139	20,741,289
		51,831,886
New Zealand – 0.81%
*Telecom New Zealand	2,653,324	8,912,919
		8,912,919
Singapore – 0.95%
United Overseas Bank	689,000	10,335,866
		10,335,866
Spain – 8.44%
*Banco Santander	1,430,983	31,296,431
*Iberdrola	1,331,036	21,472,729
Telefonica	1,191,185	39,443,104
		92,212,264
Switzerland – 2.95%
Novartis	606,274	32,253,126
		32,253,126
United Kingdom – 24.79%
Aviva	547,697	8,634,089
BG Group	1,213,578	22,460,615
BP	2,628,905	34,198,757
Compass Group	1,753,662	12,640,353
GKN	1,528,433	11,690,035
GlaxoSmithKline	1,360,101	34,932,135
HBOS	1,384,332	25,245,706
Lloyds TSB Group	2,272,884	25,816,387
Royal Bank of Scotland Group	2,184,123	23,586,247
*Royal Dutch Shell Class A	797,069	34,973,053
Unilever	1,086,490	36,838,673
		271,016,050
Total Common Stock
(cost $787,299,192)		1,077,195,767

	Principal
	Amount
Repurchase Agreements – 2.11%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $15,660,970,
collateralized by $7,678,000
U.S. Treasury Notes 3.375%
due 9/15/09, market value
$7,644,746, $1,135,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$1,165,408, $908,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$936,849, $1,476,000
U.S. Treasury Notes 4.625%
due 10/31/11, market value
$1,511,171, $1,135,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$1,163,409, $1,461,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$1,482,575, and $2,008,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $2,076,500)	15,659,000	15,659,000

(continues)     139

Statements of net assets

Delaware Pooled Trust – The Labor Select International Equity Portfolio

	Principal	Value
	Amount	(U.S.$)
Repurchase Agreements (continued)
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $7,380,925,
collateralized by $4,541,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$4,681,352, $496,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$511,327, and $2,319,000
U.S. Treasury Notes 4.875%
due 10/31/08, market
value $2,339,850)	$7,380,000	$7,380,000
Total Repurchase Agreements
(cost $23,039,000)		23,039,000
Total Value of Securities Before Securities
Lending Collateral – 100.65%
(cost $810,338,192)		1,100,234,767

	Number of
	Shares
Securities Lending Collateral** – 15.23%
Investment Companies
Mellon GSL DBT II Collateral Fund	166,477,500	166,477,500
Total Securities Lending Collateral
(cost $166,477,500)		166,477,500

Total Value of Securities – 115.88%
(cost $976,815,692)		1,266,712,267 ©
Obligation to Return Securities
Lending Collateral** – (15.23%)		(166,477,500)
Liabilities Net of Receivables
and Other Assets – (0.65%)		(7,143,167)
Net Assets Applicable to 44,552,434
Shares Outstanding; Equivalent
to $ 24.53 Per Share – 100.00%		$1,093,091,600

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$649,072,938
Undistributed net investment income		19,007,115
Accumulated net realized gain on investments		135,919,857
Net unrealized appreciation of investments
and foreign currencies		289,091,690
Total net assets		$1,093,091,600

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 87 in “Country and sector allocations.”

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $158,368,270 of securities loaned.

Summary of Abbreviations:
CVA — Dutch Certificate
GBP — British Pound Sterling
JPY — Japanese Yen
USD — United States Dollar

The following foreign currency exchange contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
Contracts to		Settlement	Unrealized
Receive (Deliver)	In Exchange For	Date	Depreciation
GBP (42,589,000)	USD 87,364,093	1/31/08	$(905,045)
JPY 21,932,591	USD (191,334)	11/1/07	(1,203)
JPY 8,554,275	USD (74,619)	11/2/07	(462)
			$(906,710)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Delaware Pooled Trust – The Emerging Markets Portfolio

October 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 92.06%Δ
Brazil – 12.14%
AES Tiete	93,438,657	$3,471,288
Companhia de
Concessoes Rodoviarias	701,000	12,883,528
*Companhia Vale do Rio Doce ADR	379,000	11,965,030
CPFL Energia	212,247	4,672,181
*†CPFL Energia ADR	108,700	7,230,724
Petroleo Brasileiro ADR	366,000	30,447,539
Redecard	1,076,300	22,759,753
Santos-Brasil	260,599	3,914,707
*Votorantim Celulose e Papel ADR	628,950	19,717,583
		117,062,333
Canada – 0.86%
†Uranium One	748,600	8,313,815
		8,313,815
Chile – 1.01%
Banco Santander ADR	114,600	6,072,654
#Inversiones Aguas Metropolitanas
144A ADR	150,000	3,708,210
		9,780,864
China – 7.00%■
China Mobile	1,099,500	22,730,038
China Power
International Development	22,306,000	11,947,764
China Shipping Development	1,800,000	6,150,338
COSCO Pacific	5,312,000	16,553,228
Fountain Set Holdings	3,376,000	1,005,068
Texwinca Holdings	5,172,000	4,560,470
TPV Technology	6,762,000	4,553,455
		67,500,361
Colombia – 2.09%
Bancolombia ADR	548,800	20,168,400
		20,168,400
Czech Republic – 0.69%
Komercni Banka	29,000	6,688,384
		6,688,384
Egypt – 0.89%
MobiNil-Egyptian Mobile Services	242,670	8,576,466
		8,576,466
Hungary – 0.90%
OTP Bank	160,028	8,706,533
		8,706,533
India – 0.64%
Hero Honda Motors	334,135	6,164,810
		6,164,810
Israel – 3.51%
Bank Hapoalim	3,433,857	19,011,287
Bezeq Israeli Telecommunication	8,344,675	14,863,319
		33,874,606
Malaysia – 4.18%
Hong Leong Bank	3,849,300	7,594,559
MISC Foreign	4,093,300	12,076,488
Public Bank	430,800	1,441,158
Public Bank Foreign	2,332,500	8,020,958
Tanjong	2,117,200	11,156,582
		40,289,745
Mexico – 7.13%
America Movil Series L ADR	296,700	19,401,213
†Banco Compartamos	1,100,800	5,678,484
Cemex ADR	307,403	9,428,050
Grupo Aeroportuario
del Pacifico ADR	99,900	5,239,755
Grupo Modelo Series C	2,437,300	11,372,695
Grupo Televisa ADR	357,900	8,893,815
Kimberly-Clark de Mexico Class A	1,999,600	8,702,067
		68,716,079
Panama – 0.46%
Banco Latinoamericano Export
Class E	226,300	4,406,061
		4,406,061
Philippines – 1.12%
Philippine Long Distance
Telephone ADR	156,900	10,763,340
		10,763,340
Poland – 1.78%
Bank Pekao	71,155	7,567,046
Telekomunikacja Polska	1,010,062	9,572,173
		17,139,219
Republic of Korea – 7.44%
Hana Financial Group	394,210	19,955,189
Kookmin Bank	235,263	19,241,764
Korea Electric Power	361,440	15,980,683
KT	96,860	4,601,745
KT ADR	345,489	8,125,901
Samsung Electronics	6,213	3,831,553
		71,736,835
Russia – 5.59%
Evraz Group GDR	170,050	12,758,511
*LUKOIL ADR	320,964	29,047,242
Mobile Telesystems ADR	145,200	12,051,600
		53,857,353
South Africa – 9.91%
*African Bank Investments	4,818,267	26,954,611
Aspen Pharmacare Holdings	1,094,329	6,400,118
Remgro	278,439	8,169,980
Sasol	480,427	24,556,316
Standard Bank Group	821,907	14,913,100
Telkom	298,474	8,168,042
Tiger Brands	222,225	6,436,028
		95,598,195

(continues)     141

Statements of net assets

Delaware Pooled Trust – The Emerging Markets Portfolio

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
Taiwan – 17.43%
Asustek Computer	2,933,315	$10,416,355
Chinatrust Financial Holding	12,561,000	9,216,261
Chunghwa Telecom	7,443,678	14,330,082
Chunghwa Telecom ADR	637,167	12,233,612
Far EasTone Telecommunications	9,148,000	11,372,786
Lite-On Technology	12,642,121	23,443,018
MediaTek	947,450	18,751,680
Mega Financial Holding	29,951,000	19,596,801
President Chain Store	4,701,376	14,005,888
Synnex Technology International	1,859,359	6,254,450
Taiwan Semiconductor Manufacturing	13,295,134	26,570,776
Taiwan Semiconductor
Manufacturing ADR	179,100	1,907,415
		168,099,124
Thailand – 4.84%
Kasikornbank Foreign	2,298,754	6,111,177
Kasikornbank NVDR	562,846	1,494,670
Land & Houses NVDR	19,450,810	4,273,589
PTT Foreign	937,200	11,582,288
Siam Cement NVDR	2,573,100	19,791,775
Siam City Bank Foreign	6,650,600	3,444,183
		46,697,682
Turkey – 2.45%
Tofas Turk Otomobil Fabrikasi	1,905,613	10,199,840
Turkcell Iletisim Hizmet	1,372,134	13,433,673
		23,633,513
Total Common Stock
(cost $620,494,079)		887,773,718

Preferred Stock – 7.00%
Brazil – 3.20%
AES Tiete	72,100,000	2,528,582
Companhia Vale do Rio Doce
Class A	223,436	7,048,536
Itausa-Investimentos Itau	2,828,087	21,274,378
		30,851,496
Republic of Korea – 3.80%
Hyundai Motor	393,150	15,101,465
Samsung Electronics	45,155	21,509,271
		36,610,736
Total Preferred Stock
(cost $46,058,440)		67,462,232
	Principal
	Amount
Repurchase Agreements – 1.18%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $7,727,972,
collateralized by $3,789,000
U.S. Treasury Notes 3.375%
due 9/15/09, market value
$3,772,102, $560,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$575,040, $448,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$462,264, $728,000
U.S. Treasury Notes 4.625%
due 10/31/11, market value
$745,648, $560,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$574,054, $721,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$731,538 and $991,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $1,024,595)	7,727,000	7,727,000
With UBS Warburg
4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $3,641,456,
collateralized by $2,241,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$2,309,892, $245,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$252,301 and $1,144,000
U.S. Treasury Notes
4.875% due 10/31/08, market
value $1,154,538)	3,641,000	3,641,000

Total Repurchase Agreements
(cost $11,368,000)		11,368,000

Total Value of Securities Before
Securities Lending
Collateral – 100.24%
(cost $677,920,519)		966,603,950

	Number of
	Shares
Securities Lending Collateral** – 6.13%
Investment Companies
Mellon GSL DBT II Collateral Fund	59,120,443	59,120,443

Total Securities Lending Collateral
(cost $59,120,443)		59,120,443

Total Value of Securities – 106.37%
(cost $737,040,962)	$1,025,724,393 ©
Obligation to Return Securities
Lending Collateral** – (6.13%)	(59,120,443)
Liabilities Net of Receivables
and Other Assets – (0.24%)	(2,293,489)
Net Assets Applicable to 51,354,328
Shares Outstanding; Equivalent
to $18.78 Per Share – 100.00%	$964,310,461

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$487,219,287
Undistributed net investment income	17,966,540
Accumulated net realized gain on investments	170,411,340
Net unrealized appreciation of investments
and foreign currencies	288,713,294
Total net assets	$964,310,461

†	Non-income producing security for the year ended October 31, 2007.

Δ	Securities have been classified by country of origin.

■	Securities listed and traded on the Hong Kong Stock Exchange. Classification by type of business has been presented on page 88 in “Country and sector allocations.”

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $56,797,636 of securities loaned.

#	Security exempt from registration under Rule 144a of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $3,708,210, which represented 0.38% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
CAD — Canadian Dollar
HKD — Hong Kong Dollar
NVDR — Non-Voting Depositary Receipts
USD — United States Dollar

The following foreign currency exchange contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts[1]
			Unrealized
Contracts to		Settlement	Appreciation
Receive (Deliver)	In Exchange For	Date	(Depreciation)
CAD 3,423,482	USD (3,587,427)	11/1/07	$$37,031
HKD (29,897,794)	USD 3,857,431	11/1/07	(150)
			$$36,881

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

(continues)     143

Statements of net assets

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

October 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 89.18%Δ
Australia – 11.20%
DB RREEF Trust	1,916,961	$3,754,962
*GPT Group	1,119,357	4,842,749
Goodman Group	919,692	5,961,275
Stockland	834,522	7,009,921
Valad Property Group	2,704,628	4,796,491
Westfield Group	553,089	11,308,331
		37,673,729
Brazil – 2.77%
†BR Malls Participacoes	389,878	5,721,574
Iguatemi Empresa de Shopping Centers	217,754	3,608,265
		9,329,839
Canada – 2.99%
Altus Group Income Fund	57,200	890,202
*Boardwalk Real Estate Investment Trust	91,185	4,213,885
*RioCan Real Estate Investment Trust	200,526	4,933,803
		10,037,890
China – 1.03%
Shimao Property Holdings	964,000	3,451,154
		3,451,154
Finland – 1.33%
Citycon	354,300	2,311,907
Sponda	157,800	2,171,804
		4,483,711
France – 3.29%
*Fonciere Des Regions	21,218	3,106,375
*Unibail-Rodamco	31,871	7,959,801
		11,066,176
Germany – 0.94%
IVG Immobilien	69,390	3,153,343
		3,153,343
Greece – 0.33%
Babis Vovos International Construction	33,225	1,114,849
		1,114,849
Hong Kong – 10.80%
Hang Lung Group	1,129,000	6,666,165
*Henderson Land Development	559,000	5,011,051
Link REIT	944,000	2,141,769
New World Development	2,262,000	8,152,642
Regal Real Estate Investment	2,458,000	797,128
Sun Hung Kai Properties	709,000	13,549,403
		36,318,158
Italy – 0.68%
Beni Stabili	1,800,759	2,286,767
		2,286,767
Japan – 13.71%
Aeon Mall	65,600	1,706,181
Japan Prime Realty Investment	723	2,909,311
Japan Real Estate Investment	246	3,059,777
Kenedix Realty Investment	321	2,235,361
Mitsubishi Estate	428,800	12,855,799
Mitsui Fudosan	348,900	9,652,797
*NTT Urban Development	1,501	3,386,330
Sumitomo Realty & Development	117,300	4,140,479
Tokyo Tatemono	284,000	3,654,020
Tokyu REIT	276	2,483,650
		46,083,705
Malaysia – 1.21%
KLCC Property Holdings	2,182,900	2,329,890
†Sunway City	1,122,000	1,732,140
		4,062,030
Norway – 0.82%
Norwegian Property	219,900	2,755,652
		2,755,652
Singapore – 3.00%
CapitaMall Trust	1,292,796	3,299,783
City Developments	218,500	2,412,533
*K-REIT Asia	1,130,363	2,152,884
Mapletree Logistics Trust	2,670,000	2,224,405
		10,089,605
Sweden – 0.71%
Castellum	186,700	2,375,623
		2,375,623
United Kingdom – 6.60%
Big Yellow Group	132,165	1,261,651
British Land	191,773	4,342,117
Derwent London	74,300	2,579,323
Great Portland Estates	141,279	1,684,547
Hammerson	226,526	5,246,614
Land Securities Group	206,757	7,092,503
		22,206,755
United States – 27.77%
Alexandria Real Estate Equities	34,800	3,589,272
*AMB Property	44,300	2,895,005
AvalonBay Communities	37,600	4,611,640
Boston Properties	30,000	3,250,200
*BRE Properties	17,200	942,560
Brookfield Properties	164,400	4,142,417
Digital Realty Trust	52,400	2,305,076
*Equity One	57,300	1,500,114
Equity Residential	59,700	2,494,266

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
United States (continued)
*Essex Property Trust	13,500	$1,666,305
Federal Realty Investment Trust	20,000	1,764,400
*General Growth Properties	112,400	6,110,064
HCP	50,500	1,719,020
*Health Care REIT	41,100	1,820,319
Highwoods Properties	1,800	64,728
Host Hotels & Resorts	126,400	2,801,024
Kilroy Realty	17,400	1,131,696
*Kimco Realty	93,000	3,861,360
Kite Realty Group Trust	63,100	1,143,372
*Macerich	38,000	3,256,980
*Marriott International Class A	51,500	2,117,165
ProLogis	60,600	4,347,444
Public Storage	52,700	4,267,119
Regency Centers	31,400	2,244,472
Simon Property Group	108,100	11,254,291
SL Green Realty	31,300	3,776,658
Starwood Hotels & Resorts Worldwide	52,500	2,985,150
Ventas	107,800	4,623,542
Vornado Realty Trust	59,700	6,669,684
		93,355,343
Total Common Stock
(cost $285,651,626)		299,844,329

	Principal
	Amount
Repurchase Agreements – 9.89%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased
at $22,597,843, collateralized by
$11,079,000 U.S. Treasury Notes
3.375% due 9/15/09, market
value $11,030,612, $1,638,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$1,681,568, $1,311,000 U.S.
Treasury Notes 4.625% due
8/31/11, market value $1,351,781,
$2,130,000 U.S. Treasury Notes
4.625% due 10/31/11, market
value $2,180,471, $1,638,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$1,678,684, $2,109,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$2,139,208, and $2,898,000
U.S. Treasury Notes 5.625%
due 5/15/08, market value
$2,996,184)	$22,595,000	22,595,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased
at $10,649,334, collateralized by
$6,553,000 U.S. Treasury Notes
4.375% due 12/15/10, market
value $6,754,728, $716,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$737,794, and $3,345,000
U.S. Treasury Notes 4.875%
due 10/31/08, market value
$3,376,172)	10,648,000	10,648,000

Total Repurchase Agreements
(cost $33,243,000)		33,243,000

Total Value of Securities Before Securities
Lending Collateral – 99.07%
(cost $318,894,626)		333,087,329

	Number of
	Shares
Securities Lending Collateral** – 8.83%
Investment Companies
Mellon GSL DBT II Collateral Fund	29,669,403	29,669,403
Total Securities Lending Collateral
(cost $29,669,403)		29,669,403

Total Value of Securities – 107.90%
(cost $348,564,029)		362,756,732 ©
Obligation to Return Securities
Lending Collateral** – (8.83%)		(29,669,403)
Receivables and Other Assets
Net of Liabilities – 0.93%		3,126,829
Net Assets Applicable to 37,260,095
Shares Outstanding – 100.00%		$336,214,158

Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Portfolio Original Class
($336,203,549 / 37,258,916 Shares)		$9.02
Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Portfolio Class P
($10,609 / 1,179 Shares)		$9.00

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$321,271,938
Undistributed net investment income		3,158,273
Accumulated net realized loss on investments		(2,700,823)
Net unrealized appreciation of investments
and foreign currencies		14,484,770
Total net assets		$336,214,158

(continues)     145

Statements of net assets

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 89 in “Country and sector allocations.”

†	Non-income producing security for the year ended October 31, 2007.

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $24,051,430 of securities loaned.

REIT — Real Estate Investment Trust

See accompanying notes

Delaware Pooled Trust – The Global Fixed Income Portfolio

October 31, 2007

		Principal	Value
		Amount°	(U.S.$)
Bonds – 97.78%
Austria – 7.07%
Oesterreichesche
Kontrollbank
1.80% 3/22/10	JPY	1,200,000,000	$10,622,549
5.25% 4/25/08	EUR	2,659,000	3,862,505
Republic of Austria
5.25% 1/4/11	EUR	3,700,000	5,526,398
			20,011,452
Finland – 2.67%
Republic of Finland
5.375% 7/4/13	EUR	1,960,000	3,003,515
5.75% 2/23/11	EUR	3,000,000	4,551,296
			7,554,811
France – 9.27%
Compagnie de Financement
Foncier 0.60% 3/23/10	JPY	1,100,000,000	9,461,829
Government of France
5.00% 10/25/16	EUR	5,040,000	7,671,007
5.75% 10/25/32	EUR	3,000,000	5,097,493
8.50% 10/25/19	EUR	2,000,000	3,986,996
			26,217,325
Germany – 21.48%
Deutschland Republic
3.75% 1/4/15	EUR	4,900,000	6,903,935
4.25% 1/4/14	EUR	5,900,000	8,579,653
4.50% 1/4/13	EUR	5,000,000	7,358,678
4.75% 7/4/28	EUR	6,750,000	10,076,339
KFW
1.85% 9/20/10	JPY	1,050,000,000	9,336,401
5.25% 7/4/12	EUR	6,800,000	10,255,326
Rentenbank
1.375% 4/25/13	JPY	944,000,000	8,244,014
			60,754,346
Ireland – 4.57%
Republic of Ireland
5.00% 4/18/13	EUR	8,600,000	12,917,098
			12,917,098
Italy – 3.79%
Republic of Italy
0.65% 3/20/09	JPY	100,000,000	864,706
3.70% 11/14/16	JPY	985,000,000	9,845,678
			10,710,384
Japan – 9.58%
*Development Bank of Japan
1.40% 6/20/12	JPY	1,200,000,000	10,510,242
Japan Finance Corporation
for Municipal Enterprises
1.55% 2/21/12	JPY	1,220,000,000	10,810,432
2.00% 5/9/16	JPY	640,000,000	5,786,635
			27,107,309
Mexico – 3.93%
Mexican Bonos
8.00% 12/23/10	MXN	12,000,000	1,135,509
9.00% 12/20/12	MXN	31,000,000	3,052,898
9.50% 12/18/14	MXN	35,000,000	3,578,128
10.00% 12/5/24	MXN	30,000,000	3,366,910
			11,133,445
Netherlands – 8.19%
Bank Nederlandse
Gemeenten
0.80% 9/22/08	JPY	1,170,000,000	10,141,516
Netherlands Government
4.25% 7/15/13	EUR	3,400,000	4,941,587
7.50% 1/15/23	EUR	4,200,000	8,100,635
			23,183,738
Norway – 3.54%
Eksportfinans
1.80% 6/21/10	JPY	1,130,000,000	10,004,977
			10,004,977
Poland – 2.67%
Poland Government
5.50% 3/12/12	EUR	5,000,000	7,551,537
			7,551,537
Spain – 2.01%
Spanish Government
5.50% 7/30/17	EUR	3,600,000	5,679,415
			5,679,415
Supranational – 9.02%
European Investment Bank
1.40% 6/20/17	JPY	560,000,000	4,786,071
2.15% 1/18/27	JPY	340,000,000	2,955,168
Inter-American
Development Bank
1.90% 7/8/09	JPY	558,000,000	4,919,469
5.50% 3/30/10	EUR	5,700,000	8,504,772
International Bank for
Reconstruction &
Development
2.00% 2/18/08	JPY	500,000,000	4,346,547
			25,512,027
United Kingdom – 5.04%
U.K. Treasury
4.00% 9/7/16	GBP	2,100,000	4,080,003
5.00% 9/7/14	GBP	4,100,000	8,539,441
5.00% 3/7/12	GBP	790,000	1,644,793
			14,264,237

(continues)     147

Statements of net assets

Delaware Pooled Trust – The Global Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Bonds (continued)
United States – 4.95%
*U.S. Treasury Inflation Index Note
3.00% 7/15/12	USD	7,863,860	$8,266,890
*U.S. Treasury Notes
3.625% 5/15/13		5,900,000	5,744,665
			14,011,555
Total Bonds (cost $260,215,243)			276,613,656

Repurchase Agreements – 0.81%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $1,559,196,
collateralized by $765,000
U.S. Treasury Notes 3.375%
due 9/15/09, market value
$761,190, $113,000
U.S. Treasury Notes 4.625%
due 11/30/08, market value
$116,040, $90,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$93,282, $147,000
U.S. Treasury Notes 4.625%
due 10/31/11, market value
$150,468, $113,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value
$115,841, $146,000
U.S. Treasury Notes 4.875%
due 8/31/08, market value
$147,620, and $200,000
U.S. Treasury Notes 5.625%
due 5/15/08, market
value $206,758)		1,559,000	1,559,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $735,092,
collateralized by $452,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$466,124, $49,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$50,913, and $231,000
U.S. Treasury Notes 4.875%
due 10/31/08, market
value $232,980)		735,000	735,000
Total Repurchase Agreements
(cost $2,294,000)			2,294,000
Total Value of Securities
Before Securities Lending
Collateral – 98.59%
(cost $262,509,243)			278,907,656

	Number of	Value
	Shares	(U.S.$)
Securities Lending Collateral** – 7.97%
Investment Companies
Mellon GSL DBT II Collateral Fund	22,550,499	$22,550,499
Total Securities Lending Collateral
(cost $22,550,499)		22,550,499

Total Value of Securities – 106.56%
(cost $285,059,742)		301,458,155 ©
Obligation to Return Securities
Lending Collateral** – (7.97%)		(22,550,499)
Receivables and Other Assets
Net of Liabilities – 1.41%		3,991,645
Net Assets Applicable to 23,936,638
Shares Outstanding; Equivalent
to $11.82 Per Share – 100.00%		$282,899,301

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$260,014,307
Undistributed net investment income		11,098,044
Accumulated net realized loss on investments		(4,602,356)
Net unrealized appreciation of investments
and foreign currencies		16,389,306
Total net assets		$282,899,301

°	Principal amount shown is stated in the currency in which each security is denominated.

EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
USD — United States Dollar

*	Fully or partially on loan.

**	See Note 11 in “Notes to financial statements.”

©	Includes $21,790,334 of securities loaned.

Foreign Currency Exchange Contract[1]
			Unrealized
Contract to Deliver	In Exchange For	Settlement Date	Depreciation
GBP (6,902,000)	USD 14,121,147	1/31/08	$(183,805)
			$(183,805)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Delaware Pooled Trust – The International Fixed Income Portfolio

October 31, 2007

		Principal	Value
		Amount°	(U.S.$)
Bonds – 97.68%
Austria – 8.23%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	125,000,000	$1,106,515
Republic of Austria
5.25% 1/4/11	EUR	500,000	746,811
6.25% 7/15/27	EUR	450,000	793,798
			2,647,124
Belgium – 4.61%
Kingdom of Belgium
5.50% 3/28/28	EUR	495,000	804,035
5.75% 9/28/10	EUR	450,000	678,780
			1,482,815
Finland – 1.26%
Republic of Finland
5.375% 7/4/13	EUR	265,000	406,088
			406,088
France – 7.27%
Compagnie de Financement
Foncier 0.60% 3/23/10	JPY	60,000,000	516,100
Dexia Municipal Agency
1.80% 5/9/17	JPY	35,000,000	306,917
Government of France
4.00% 10/25/09	EUR	160,000	231,269
5.00% 10/25/16	EUR	330,000	502,268
5.75% 10/25/32	EUR	460,000	781,616
			2,338,170
Germany – 23.31%
Deutsche Postbank
5.75% 3/19/09	DEM	1,500,000	1,128,437
Deutschland Republic
4.50% 1/4/13	EUR	420,000	618,129
6.50% 7/4/27	EUR	560,000	1,019,953
Kredit Fuer Wiederaufbau
1.75% 3/23/10	JPY	150,000,000	1,326,315
1.85% 9/20/10	JPY	140,000,000	1,244,854
5.00% 7/4/11	EUR	750,000	1,111,451
Rentenbank 1.375% 4/25/13	JPY	120,000,000	1,047,968
			7,497,107
Ireland – 4.20%
Republic of Ireland
5.00% 4/18/13	EUR	900,000	1,351,789
			1,351,789
Italy – 3.49%
Republic of Italy
0.65% 3/20/09	JPY	130,000,000	1,124,118
			1,124,118
Japan – 15.49%
Development Bank of Japan
1.40% 6/20/12	JPY	190,000,000	1,664,121
*1.75% 6/21/10	JPY	160,000,000	1,417,646
Japan Finance Corporation for
Municipal Enterprises
1.55% 2/21/12	JPY	184,000,000	1,630,426
2.00% 5/9/16	JPY	30,000,000	271,249
			4,983,442
Mexico – 1.89%
Mexican Bonos
8.00% 12/23/10	MXN	3,000,000	283,877
9.50% 12/18/14	MXN	970,000	99,165
10.00% 12/5/24	MXN	2,000,000	224,461
			607,503
Netherlands – 12.18%
Bank Nederlandse Gemeenten
1.85% 11/7/16	JPY	105,000,000	928,557
4.625% 9/13/12	EUR	1,000,000	1,462,246
Netherlands Government
3.75% 7/15/14	EUR	250,000	352,670
7.50% 1/15/23	EUR	610,000	1,176,521
			3,919,994
Norway – 3.26%
Eksportfinans 1.60% 3/20/14	JPY	119,000,000	1,047,614
			1,047,614
Portugal – 0.93%
Portugal Obrigacoes
do Tesouro OT
5.15% 6/15/11	EUR	200,000	298,436
			298,436
Slovenia – 2.33%
Republic of Slovenia
6.00% 3/24/10	EUR	500,000	749,151
			749,151
Spain – 3.87%
Spanish Government
5.50% 7/30/17	EUR	790,000	1,246,316
			1,246,316
Supranational – 5.36%
European Investment Bank
1.40% 6/20/17	JPY	50,000,000	427,328
2.15% 1/18/27	JPY	35,000,000	304,209
Inter-American Development Bank
5.50% 3/30/10	EUR	426,000	635,619
International Bank for
Reconstruction &
Development 2.00% 2/18/08	JPY	41,000,000	356,417
			1,723,573
Total Bonds (cost $29,635,802)			31,423,240

(continues)     149

Statements of net assets

Delaware Pooled Trust – The International Fixed Income Portfolio

		Principal	Value
		Amount°	(U.S.$)
Repurchase Agreements – 0.70%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $153,619,
collateralized by
$75,300 U.S. Treasury Notes
3.375% due 9/15/09,
market value $74,991,
$11,100 U.S. Treasury Notes
4.625% due 11/30/08,
market value $11,432,
$8,900 U.S. Treasury Notes
4.625% due 8/31/11,
market value $9,190,
$14,500 U.S. Treasury Notes
4.625% due 10/31/11,
market value $14,824,
$11,100 U.S. Treasury Notes
4.875% due 5/31/08,
market value $11,412,
$14,300 U.S. Treasury Notes
4.875% due 8/31/08,
market value $14,543 and
$19,700 U.S. Treasury Notes
5.625% due 5/15/08,
market value $20,369)	USD	153,600	$ 153,600
With UBS Warburg
4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $72,409,
collateralized by $44,500
U.S. Treasury Notes 4.375%
due 12/15/10, market
value $45,922, $4,900
U.S. Treasury Notes 4.625%
due 8/31/11, market value
$5,016 and $22,700
U.S. Treasury Notes 4.875%
due 10/31/08, market
value $22,953)		72,400	72,400
Total Repurchase Agreements (cost $226,000)			226,000
Total Value of Securities Before Securities
Lending Collateral – 98.38%
(cost $29,861,802)			31,649,240

Securities Lending Collateral** – 4.68%
Investment Companies
Mellon GSL DBT II Collateral Fund		1,504,800	1,504,800
Total Securities Lending Collateral
(cost $1,504,800)			1,504,800

Total Value of Securities – 103.06%
(cost $31,366,602)	$33,154,040 ©
Obligation to Return Securities
Lending Collateral** – (4.68%)	(1,504,800)
Receivables and Other Assets
Net of Liabilities – 1.62%	519,531
Net Assets Applicable to 2,739,356
Shares Outstanding; Equivalent
to $11.74 Per Share – 100.00%	$32,168,771

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$30,927,890
Undistributed net investment income	1,551,023
Accumulated net realized loss on investments	(2,117,955)
Net unrealized appreciation of investments
and foreign currencies	1,807,813
Total net assets	$32,168,771

°	Principal amount shown is stated in the currency in which each security is denominated.
DEM — German Mark
EUR — European Monetary Unit
JPY — Japanese Yen
MXN — Mexican Peso
USD — United States Dollar

*	Fully or partially on loan.
**	See Note 11 in “Notes to financial statements.”
©	Includes $1,420,110 of securities loaned.

See accompanying notes

Statements of assets and liabilities

Delaware Pooled Trust

October 31, 2007

	The	The	The	The
	Large-Cap	All-Cap	Large-Cap	Mid-Cap
	Value Equity	Growth Equity	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments at value	$10,103,202	$2,639,661	$458,746,134	$4,869,531
Repurchase agreements	167,000	1,164,000	2,236,000	548,000
Short-term investments held as collateral for loaned securities	887,800	208,540	11,785,597	350,300
Cash	3,104	—	943	4,262
Dividends, interest and securities lending income receivable	28,653	2,380	274,044	1,846
Receivable for securities sold	68,822	14,596	—	106,859
Due from DMC	—	—	—	294
Other assets	254	—	—	—
Total assets	11,258,835	4,029,177	473,042,718	5,881,092

Liabilities:
Cash overdraft	—	1,149,016	—	—
Payable for securities purchased	68,153	18,418	—	—
Liquidations payable	—	—	80,000	141,521
Due to manager and affiliates	19,328	6,361	242,678	3,892
Other accrued expenses	5,625	14,128	34,753	11,504
Obligation to return security lending collateral	887,800	208,540	11,785,597	350,300
Total liabilities	980,906	1,396,463	12,143,028	507,217

Total Net Assets	$10,277,929	$2,632,714	$460,899,690	$5,373,875

Investments at cost	$9,054,685	$3,133,894	$392,530,719	$4,136,049
Cost of short-term investments held as
collateral for loaned securities	$887,800	$208,540	$11,785,597	$350,300

See accompanying notes

Statements of assets and liabilities

Delaware Pooled Trust

October 31, 2007

	The	The	The	The	The
	Small-Cap	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Growth Equity	Investment Trust	Fixed Income
	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio
Assets:
Investments at value	$17,398,534	$8,412,240	$2,611,944	$13,353,789	$12,143,161
Repurchase agreements	1,288,000	101,000	114,000	480,000	7,000
Short-term investments held as collateral for loaned securities	6,994,053	1,574,762	222,636	91,800	1,595,778
Cash	1,540	719	112,859	22,205	338,086
Dividends, interest and securities lending income receivable	8,274	5,260	499	4,506	97,257
Receivable for securities sold	238,622	281,661	45,710	142,231	3,319,705
Due from DMC	—	—	3,917	—	—
Receivable for interest rate swap contracts	—	—	—	—	11,097
Accrued protection payments on credit default swaps	—	—	—	—	15
Credit default swap contracts, at value[1]	—	—	—	—	15,087
Interest rate swap contract, at value	—	—	—	—	8,432
Other assets	—	—	—	—	9
Total assets	25,929,023	10,375,642	3,111,565	14,094,531	17,535,627

Liabilities:
Payable for securities purchased	329,711	—	46,530	185,252	2,105,110
Distributions payable	—	—	—	—	22,944
Due to manager and affiliates	18,829	6,525	794	15,397	5,133
Other accrued expenses	22,128	13,202	17,982	13,056	15,444
Obligation to return security lending collateral	6,994,053	1,574,762	222,636	91,800	1,595,778
Total liabilities	7,364,721	1,594,489	287,942	305,505	3,744,409

Total Net Assets	$18,564,302	$8,781,153	$2,823,623	$13,789,026	$13,791,218

Investments at cost	$12,776,623	$7,852,537	$2,082,300	$13,600,316	$12,171,053
Cost of short-term investments held as
collateral for loaned securities	$6,994,053	$1,574,762	$222,636	$91,800	$1,595,778

1Including up front payments made of $8,453.

See accompanying notes

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments at value	$45,300,389	$20,306,267	$209,269,098	$2,507,897,926
Repurchase agreements	14,863,000	1,285,000	6,371,000	15,332,000
Short-term investments held as collateral for loaned securities	2,163,901	2,701,940	15,230,626	418,871,940
Cash	—	182,813	—	—
Foreign currencies	—	—	631,056	2,159
Foreign currency contracts, at value	—	—	56,529	—
Dividends, interest and securities lending income receivable	274,691	466,455	1,453,238	8,544,725
Subscriptions receivable	—	7,004	—	540,154
Receivable for securities sold	14,539,432	440,057	19,772,306	—
Index swap fee receivable	—	—	102,000	—
Credit default swap contracts, at value[1]	14,864	—	52,391	—
Accrued protection on credit default swap contracts	—	510	2,741	—
Receivable for interest rate swap contract	13,458	—	53,418	—
Interest rate swap contract, at value	10,226	—	40,589	—
Other assets	2,811	—	6,190	—
Total assets	77,182,772	25,390,046	253,041,182	2,951,188,904

Liabilities:
Cash overdraft	8,587,098	—	3,101,087	3,259,481
Payable for securities purchased	11,235,660	1,106,013	33,640,200	2,030,594
Liquidations payable	13,801,804	58,135	10,370,548	3,360,380
Due to manager and affiliates	12,141	6,070	35,086	1,708,225
Other accrued expenses	24,890	14,888	41,865	635,734
Foreign currency contracts, at value	—	—	—	1,561,934
Credit default swap contracts, at value	16,500	5,951	178,608	—
Index swap contract, at value	11,771	—	47,083	—
Accrued protection payment on credit default swap contracts	693	—	—	—
Obligation to return security lending collateral	2,163,901	2,701,940	15,230,626	418,871,940
Variation margin payable on futures contracts	17,031	—	88,553	—
Total liabilities	35,871,489	3,892,997	62,733,656	431,428,288

Total Net Assets	$41,311,283	$21,497,049	$190,307,526	$2,519,760,616

Investments at cost	$60,194,736	$21,790,127	$215,873,350	$1,686,177,127
Cost of short-term investments held as
collateral for loaned securities	$2,163,901	$2,701,940	$15,230,626	$418,871,940
Foreign currencies at cost	$—	$—	$609,707	$2,114

1 Includes up front payments received of $101,874 for Core Plus Fixed Income Portfolio.

See accompanying notes

Statements of assets and liabilities

Delaware Pooled Trust

October 31, 2007

	The		The
	Labor Select	The	Global	The	The
	International	Emerging	Real Estate	Global Fixed	International
	Equity	Markets	Securities	Income	Fixed Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments at value	$1,077,195,767	$955,235,950	$299,844,329	$276,613,656	$31,423,240
Repurchase agreements	23,039,000	11,368,000	33,243,000	2,294,000	226,000
Short-term investments held as collateral for loaned securities	166,477,500	59,120,443	29,669,403	22,550,499	1,504,800
Cash	—	2,297,065	72,054	842	334
Foreign currencies	5	487,592	4,621,736	—	123,767
Dividends, interest and securities lending income receivable	3,631,313	2,201,883	1,283,994	4,388,206	431,358
Subscriptions receivable	—	—	823,267	479	—
Receivable for securities sold	—	8,345,156	1,945,270	—	—
Foreign currency contracts, at value	—	36,881	—	—	—
Total assets	1,270,343,585	1,039,092,970	371,503,053	305,847,682	33,709,499

Liabilities:
Cash overdraft	2,605,239	—	—	—	—
Foreign currency overdraft	—	—	—	362	—
Payable for securities purchased	585,100	14,026,251	3,365,518	—	—
Liquidations payable	5,653,827	—	194,272	268	—
Due to manager and affiliates	745,604	844,494	2,013,022	142,126	15,133
Other accrued expenses	278,005	791,321	46,680	71,321	20,795
Foreign currency contracts, at value	906,710	—	—	183,805	—
Obligation to return security lending collateral	166,477,500	59,120,443	29,669,403	22,550,499	1,504,800
Total liabilities	177,251,985	74,782,509	35,288,895	22,948,381	1,540,728

Total Net Assets	$1,093,091,600	$964,310,461	$336,214,158	$282,899,301	$32,168,771

Investments at cost	$810,338,192	$677,920,519	$318,894,626	$262,509,243	$29,861,802
Cost of short-term investments held as
collateral for loaned securities	$166,477,500	$59,120,443	$29,669,403	$22,550,499	$1,504,800
Foreign currencies at cost	$5	$477,283	$4,376,197	$29,123	$121,587

See accompanying notes

Statements of operations

Delaware Pooled Trust

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/07	10/31/07	10/31/07	10/31/07
	The	The	The	The
	Large-Cap	All-Cap	Large-Cap	Mid-Cap
	Value Equity	Growth Equity	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$392,799	$34,196	$2,702,437	$53,048
Interest	8,672	10,326	146,720	26,973
Securities lending income	530	3,563	24,122	387
	402,001	48,085	2,873,279	80,408

Expenses:
Management fees	82,306	55,896	1,959,042	68,010
Accounting and administration expenses	5,985	2,981	142,454	3,627
Reports and statements to shareholders	940	707	10,557	72
Registration fees	34,922	10,345	5,052	9,095
Legal fees	1,671	961	38,400	832
Dividend disbursing and transfer agent fees and expenses	5,660	4,010	38,747	4,845
Custodian fees	1,033	1,313	12,001	9,049
Trustees’ fees and benefits	1,939	1,124	32,743	1,798
Dues and services	1,010	495	1,285	2,255
Audit and tax	13,362	12,980	26,672	12,453
Consulting fees	243	125	5,431	125
Trustees’ expenses	67	36	1,877	53
Pricing fees	558	638	557	844
Insurance fees	305	114	10,988	204
Taxes (other than taxes on income)	85	—	—	31
	150,086	91,725	2,285,806	113,293
Less expenses absorbed or waived	(46,393)	(24,294)	(9,816)	(27,279)
Less expense paid indirectly	(285)	(156)	(5,615)	(96)
Total operating expenses	103,408	67,275	2,270,375	85,918
Net Investment Income (Loss)	298,593	(19,190)	602,904	(5,510)

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	1,404,472	1,418,871	10,718,322	4,174,226
Foreign currencies	—	(161)	—	—
Net realized gain	1,404,472	1,418,710	10,718,322	4,174,226
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(458,647)	(204,100)	58,563,218	(1,873,235)
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	945,825	1,214,610	69,281,540	2,300,991

Net Increase In Net Assets Resulting
from Operations	$1,244,418	$1,195,420	$69,884,444	$2,295,481

See accompanying notes

Statements of operations

Delaware Pooled Trust

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/07	10/31/07	10/31/07	10/31/07	10/31/07

	The	The	The	The	The
	Small-Cap	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Growth Equity	Investment	Fixed Income
	Portfolio	Portfolio	Portfolio	Trust Portfolio II	Portfolio
Investment Income:
Dividends	$168,977	$60,833	$12,657	$278,754	$—
Interest	89,149	11,060	425	32,306	1,141,252
Securities lending income	11,908	7,160	1,539	279	3,494
	270,034	79,053	14,621	311,339	1,144,746

Expenses:
Management fees	355,696	53,849	18,947	126,412	91,816
Accounting and administration expenses	18,969	2,872	1,010	6,742	9,182
Reports and statements to shareholders	628	240	649	429	799
Registration fees	11,645	1,115	2,494	4,177	5,496
Legal fees	5,968	752	271	1,944	3,155
Dividend disbursing and transfer agent fees and expenses	8,939	4,798	3,484	5,056	6,438
Custodian fees	3,823	2,048	2,228	2,431	8,452
Trustees’ fees and benefits	7,478	771	282	2,800	3,364
Dues and services	2,943	435	2,976	1,714	89
Audit and tax	14,885	12,970	12,842	13,368	13,989
Consulting fees	861	108	40	314	428
Trustees’ expenses	224	32	199	92	120
Pricing fees	1,043	482	679	692	9,595
Insurance fees	631	188	74	194	460
	433,733	80,660	46,175	166,365	153,383
Less expenses absorbed or waived	(3,871)	(13,447)	(22,068)	(18,157)	(63,524)
Less expense paid indirectly	(614)	(815)	(695)	(472)	(3,144)
Total operating expenses	429,248	66,398	23,412	147,736	86,715
Net Investment Income (Loss)	(159,214)	12,655	(8,791)	163,603	1,058,031

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on:
Investments	19,991,278	560,607	256,842	5,148,860	(105,033)
Futures contracts	—	—	—	—	(23,008)
Swap contracts	—	—	—	—	26,652
Net realized gain (loss)	19,991,278	560,607	256,842	5,148,860	(101,389)
Net change in unrealized appreciation/depreciation
of investments	(9,738,267)	561,326	276,136	(4,309,429)	(113,139)
Net Realized and Unrealized Gain (Loss)
on Investments	10,253,011	1,121,933	532,978	839,431	(214,528)

Net Increase In Net Assets Resulting
from Operations	$10,093,797	$1,134,588	$524,187	$1,003,034	$843,503

See accompanying notes

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/07	10/31/07	10/31/07	10/31/07

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$—	$9,770	$6,747	$85,353,191
Interest	3,152,371	1,306,912	13,680,381	1,645,033
Securities lending income	11,015	8,741	32,123	3,304,503
Foreign tax withheld	—	—	—	(7,126,063)
	3,163,386	1,325,423	13,719,251	83,176,664

Expenses:
Management fees	238,366	75,658	1,044,250	17,272,333
Accounting and administration expenses	23,834	6,724	97,130	921,074
Reports and statements to shareholders	2,015	443	7,953	70,214
Registration fees	9,895	5,123	11,257	13,175
Legal fees	7,435	1,972	31,708	262,258
Dividend disbursing and transfer agent fees and expenses	10,159	5,529	27,918	233,081
Custodian fees	16,743	2,737	33,275	983,311
Trustees’ fees and benefits	6,676	1,168	26,071	274,314
Dues and services	200	367	713	9,839
Audit and tax	15,493	13,577	23,800	111,611
Consulting fees	942	198	4,162	36,715
Trustees’ expenses	278	70	1,109	9,670
Pricing fees	14,500	5,099	14,262	6,358
Insurance fees	1,551	466	5,481	62,232
Taxes (other than taxes on income)	168	—	443	22,941
	348,255	119,131	1,329,532	20,289,126
Less expenses absorbed or waived	(126,484)	(45,983)	(416,978)	—
Less expense paid indirectly	(15,238)	(992)	(29,847)	(26,181)
Total operating expenses	206,533	72,156	882,707	20,262,945
Net Investment Income	2,956,853	1,253,267	12,836,544	62,913,719

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	(92,143)	(301,581)	(978,725)	197,573,120
Futures contracts	99,976	—	339,034	—
Swap contracts	64,598	4,299	137,569	—
Foreign currencies	—	—	(370,698)	(10,097,094)
Net realized gain (loss)	72,431	(297,282)	(872,820)	187,476,026
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(463,967)	(243,300)	(2,094,251)	235,363,025
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	(391,536)	(540,582)	(2,967,071)	422,839,051

Net Increase In Net Assets Resulting
from Operations	$2,565,317	$712,685	$9,869,473	$485,752,770

See accompanying notes

Statements of operations

Delaware Pooled Trust

	Year	Year	1/10/07*	Year	Year
	Ended	Ended	to	Ended	Ended
	10/31/07	10/31/07	10/31/07	10/31/07	10/31/07
			The
	The	The	Global	The	The
	Labor Select	Emerging	Real Estate	Global Fixed	International
	International	Markets	Securities	Income	Fixed Income
	Equity Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$36,853,018	$33,654,228	$4,861,147	$—	$—
Interest	925,709	442,331	881,144	8,046,248	861,279
Securities lending income	1,302,721	13,905	37,966	39,057	941
Foreign tax withheld	(2,924,182)	(3,378,408)	(389,307)	—	—
	36,157,266	30,732,056	5,390,950	8,085,305	862,220

Expenses:
Management fees	7,468,442	8,216,998	1,795,444	1,353,114	152,385
Accounting and administration expenses	398,265	328,636	77,844	108,236	12,189
Reports and statements to shareholders	31,627	23,881	12,523	5,701	557
Registration fees	4,232	9,164	63,234	6,574	7,664
Legal fees	110,759	92,907	64,544	30,065	3,385
Dividend disbursing and transfer agent fees and expenses	104,786	86,050	21,254	30,091	7,189
Custodian fees	425,567	1,610,940	61,660	95,616	11,058
Trustees’ fees and benefits	117,249	92,942	7,659	33,547	4,468
Dues and services	4,435	4,853	1,037	1,113	88
Audit and tax	57,088	53,304	23,280	24,069	13,981
Consulting fees	15,456	14,638	1,720	4,467	504
Trustees’ expenses	4,126	3,749	853	1,288	156
Pricing fees	5,371	7,820	5,231	5,423	4,260
Insurance fees	28,986	26,291	6,537	6,792	579
Distribution expenses – Class P	—	—	20	—	—
Taxes (other than taxes on income)	7,219	—	—	—	—
	8,783,608	10,572,173	2,142,840	1,706,096	218,463
Less expenses absorbed or waived	—	—	(21,615)	(56,784)	(32,817)
Less expense paid indirectly	(17,266)	(16,718)	(56,766)	(5,432)	(126)
Total operating expenses	8,766,342	10,555,455	2,064,459	1,643,880	185,520
Net Investment Income	27,390,924	20,176,601	3,326,491	6,441,425	676,700

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	138,517,592	170,929,522	(2,151,339)	1,741,625	377,937
Foreign currencies	(6,000,476)	(432,671)	(717,702)	4,056,429	830,808
Net realized gain (loss)	132,517,116	170,496,851	(2,869,041)	5,798,054	1,208,745
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	44,662,793	146,988,198	14,484,770	11,001,766	918,645
Net Realized and Unrealized Gain
on Investments and Foreign Currencies	177,179,909	317,485,049	11,615,729	16,799,820	2,127,390

Net Increase In Net Assets Resulting
from Operations	$204,570,833	$337,661,650	$14,942,220	$23,241,245	$2,804,090

*Commencement of operations.

See accompanying notes

Statements of changes in net assets

Delaware Pooled Trust

	The		The		The
	Large-Cap		All-Cap		Large-Cap
	Value Equity		Growth Equity		Growth Equity
	Portfolio		Portfolio		Portfolio
						11/1/05*
	Year Ended		Year Ended		Year Ended	to
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$298,593	$247,901	$(19,190)	$(28,355)	$602,904	$132,012
Net realized gain (loss) on investments
and foreign currencies	1,404,472	1,207,661	1,418,710	(378,236)	10,718,322	(8,259,364)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(458,647)	1,215,827	(204,100)	448,060	58,563,218	9,888,197
Net increase in net assets
resulting from operations	1,244,418	2,671,389	1,195,420	41,469	69,884,444	1,760,845

Dividends and Distributions to
Shareholders from:
Net investment income	(266,537)	(140,010)	—	—	(132,656)	(21,731)
	(266,537)	(140,010)	—	—	(132,656)	(21,731)
Capital Share Transactions:
Proceeds from shares sold	96,834	4,941,355	4	509,899	154,149,278	288,781,305
Net asset value of shares issued upon
reinvestment of dividends and distributions	208,556	97,102	—	—	104,845	15,480
	305,390	5,038,457	4	509,899	154,254,123	288,796,785
Cost of shares repurchased	(7,322,652)	(892,052)	(6,545,924)	(7,090,355)	(49,954,314)	(3,687,806)
Increase (decrease) in net assets derived
from capital share transactions	(7,017,262)	4,146,405	(6,545,920)	(6,580,456)	104,299,809	285,108,979
Net Increase (Decrease) In Net Assets	(6,039,381)	6,677,784	(5,350,500)	(6,538,987)	174,051,597	286,848,093

Net Assets:
Beginning of period	16,317,310	9,639,526	7,983,214	14,522,201	286,848,093	—
End of period	$10,277,929	$16,317,310	$2,632,714	$7,983,214	$460,899,690	$286,848,093

Undistributed net investment income	$236,915	$204,859	$—	$—	$580,529	$110,281

*Commencement of operations.

See accompanying notes

(continues)     159

Statements of changes in net assets

Delaware Pooled Trust

	The		The		The
	Mid-Cap		Small-Cap		Focus Smid-Cap
	Growth Equity		Growth Equity		Growth Equity
	Portfolio		Portfolio		Portfolio

	Year Ended		Year Ended		Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(5,510)	$(19,248)	$(159,214)	$(281,976)	$12,655	$7,195
Net realized gain on investments
and foreign currencies	4,174,226	1,862,317	19,991,278	15,050,653	560,607	279,469
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(1,873,235)	97,174	(9,738,267)	(5,623,061)	561,326	(146,300)
Net increase in net assets
resulting from operations	2,295,481	1,940,243	10,093,797	9,145,616	1,134,588	140,364

Dividends and Distributions to
Shareholders from:
Net investment income	—	—	—	—	(7,707)	—
Net realized gain on investments	(1,811,492)	(1,178,583)	(8,061,809)	—	(273,908)	—
	(1,811,492)	(1,178,583)	(8,061,809)	—	(281,615)	—
Capital Share Transactions:
Proceeds from shares sold	291,429	8,639	285,113	4,087,544	1,547,718	3,732,577
Net asset value of shares issued upon
reinvestment of dividends and distributions	1,811,492	1,178,583	7,377,731	—	281,615	—
	2,102,921	1,187,222	7,662,844	4,087,544	1,829,333	3,732,577
Cost of shares repurchased	(14,409,854)	(3,925,635)	(59,167,977)	(23,091,327)	—	—
Increase (decrease) in net assets derived
from capital share transactions	(12,306,933)	(2,738,413)	(51,505,133)	(19,003,783)	1,829,333	3,732,577
Net Increase (Decrease) In Net Assets	(11,822,944)	(1,976,753)	(49,473,145)	(9,858,167)	2,682,306	3,872,941

Net Assets:
Beginning of year	17,196,819	19,173,572	68,037,447	77,895,614	6,098,847	2,225,906
End of year	$5,373,875	$17,196,819	$18,564,302	$68,037,447	$8,781,153	$6,098,847
Undistributed net investment income	$—	$—	$—	$—	$12,143	$7,195

See accompanying notes

	The		The		The
	Smid-Cap		Real Estate		Intermediate
	Growth Equity		Investment Trust		Fixed Income
	Portfolio		Portfolio II		Portfolio
	Year Ended		Year Ended		Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$(8,791)	$(12,345)	$163,603	$678,347	$1,058,031	$953,426
Net realized gain (loss) on investments
and foreign currencies	256,842	(2,612)	5,148,860	14,077,729	(101,389)	(130,141)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	276,136	274,354	(4,309,429)	(5,450,285)	(113,139)	387,914
Net increase in net assets
resulting from operations	524,187	259,397	1,003,034	9,305,791	843,503	1,211,199

Dividends and Distributions to
Shareholders from:
Net investment income	—	—	(168,855)	(1,736,300)	(1,145,846)	(1,051,727)
Net realized gain on investments	—	—	(14,692,832)	(4,117,602)	—	—
	—	—	(14,861,687)	(5,853,902)	(1,145,846)	(1,051,727)
Capital Share Transactions:
Proceeds from shares sold	11	—	1,495,584	392,000	5,187,241	15,594,408
Net asset value of shares issued upon
reinvestment of dividends and distributions	—	—	12,265,575	5,066,902	1,099,852	1,013,921
	11	—	13,761,159	5,458,902	6,287,093	16,608,329
Cost of shares repurchased	—	—	(11,530,063)	(38,876,589)	(20,988,653)	(3,758,594)
Increase (decrease) in net assets derived
from capital share transactions	11	—	2,231,096	(33,417,687)	(14,701,560)	12,849,735
Net Increase (Decrease) In Net Assets	524,198	259,397	(11,627,557)	(29,965,798)	(15,003,903)	13,009,207

Net Assets:
Beginning of year	2,299,425	2,040,028	25,416,583	55,382,381	28,795,121	15,785,914
End of year	$2,823,623	$2,299,425	$13,789,026	$25,416,583	$13,791,218	$28,795,121
Undistributed (distributions in excess of)
net investment income	$—	$—	$84,317	$89,569	$(10,531)	$87

See accompanying notes

(continues)     161

Statements of changes in net assets

Delaware Pooled Trust

	The		The		The
	Core Focus		High-Yield		Core Plus
	Fixed Income		Bond		Fixed Income
	Portfolio		Portfolio		Portfolio
	Year Ended		Year Ended		Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$2,956,853	$1,954,426	$1,253,267	$467,535	$12,836,544	$9,333,197
Net realized gain (loss) on investments
and foreign currencies	72,431	(335,728)	(297,282)	(961)	(872,820)	(1,978,291)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	(463,967)	686,889	(243,300)	160,218	(2,094,251)	4,528,155
Net increase in net assets
resulting from operations	2,565,317	2,305,587	712,685	626,792	9,869,473	11,883,061

Dividends and Distributions to
Shareholders from:
Net investment income	(2,210,441)	(510,344)	(487,045)	(71,856)	(9,224,657)	(5,343,633)
	(2,210,441)	(510,344)	(487,045)	(71,856)	(9,224,657)	(5,343,633)
Capital Share Transactions:
Proceeds from shares sold	14,967,313	36,886,512	19,048,386	475,000	102,964,036	36,411,457
Net asset value of shares issued upon
reinvestment of dividends and distributions	2,088,641	460,721	487,045	71,856	8,417,296	4,812,065
	17,055,954	37,347,233	19,535,431	546,856	111,381,332	41,223,522
Cost of shares repurchased	(29,941,175)	(3,224,156)	(4,430,472)	(200,000)	(126,592,961)	(10,780,692)
Increase (decrease) in net assets derived
from capital share transactions	(12,885,221)	34,123,077	15,104,959	346,856	(15,211,629)	30,442,830
Net Increase (Decrease) In Net Assets	(12,530,345)	35,918,320	15,330,599	901,792	(14,566,813)	36,982,258

Net Assets:
Beginning of year	53,841,628	17,923,308	6,166,450	5,264,658	204,874,339	167,892,081
End of year	$41,311,283	$53,841,628	$21,497,049	$6,166,450	$190,307,526	$204,874,339
Undistributed net investment income	$2,488,350	$1,780,258	$1,256,554	$403,603	$10,620,052	$7,537,598

See accompanying notes

	The		The		The
	International		Labor Select		Emerging
	Equity		International Equity		Markets
	Portfolio		Portfolio		Portfolio

	Year Ended		Year Ended		Year Ended
	10/31/07	10/31/06	10/31/07	10/31/06	10/31/07	10/31/06
Increase in Net Assets
from Operations:
Net investment income	$62,913,719	$61,503,945	$27,390,924	$25,689,150	$20,176,601	$19,831,476
Net realized gain on investments
and foreign currencies	187,476,026	226,888,017	132,517,116	78,768,285	170,496,851	126,060,531
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	235,363,025	251,192,213	44,662,793	117,686,780	146,988,198	15,065,024
Net increase in net assets
resulting from operations	485,752,770	539,584,175	204,570,833	222,144,215	337,661,650	160,957,031

Dividends and Distributions to
Shareholders from:
Net investment income	(59,743,011)	(48,824,699)	(23,800,024)	(17,443,261)	(17,240,744)	(21,529,217)
Net realized gain on investments	(231,113,345)	(47,537,419)	(82,237,970)	(4,187,919)	(127,413,306)	(184,872,182)
	(290,856,356)	(96,362,118)	(106,037,994)	(21,631,180)	(144,654,050)	(206,401,399)
Capital Share Transactions:
Proceeds from shares sold	346,858,510	298,581,014	176,477,701	126,827,687	20,026,560	22,574,879
Purchase reimbursement fees	—	—	—	—	2,025,653	170,958

Net asset value of shares issued upon
reinvestment of dividends
and distributions	180,699,842	60,014,871	106,037,994	21,631,180	142,889,527	205,569,535
	527,558,352	358,595,885	282,515,695	148,458,867	164,941,740	228,315,372
Cost of shares repurchased	(370,383,950)	(487,428,327)	(243,491,713)	(43,985,660)	(111,898,392)	(164,901,278)
Redemption reimbursement fees	—	—	—	—	795,768	1,203,011
	(370,383,950)	(487,428,327)	(243,491,713)	(43,985,660)	(111,102,624)	(163,698,267)
Increase (decrease) in net assets derived
from capital share transactions	157,174,402	(128,832,442)	39,023,982	104,473,207	53,839,116	64,617,105
Net Increase In Net Assets	352,070,816	314,389,615	137,556,821	304,986,242	246,846,716	19,172,737

Net Assets:
Beginning of year	2,167,689,800	1,853,300,185	955,534,779	650,548,537	717,463,745	698,291,008
End of year	$2,519,760,616	$2,167,689,800	$1,093,091,600	$955,534,779	$964,310,461	$717,463,745
Undistributed net investment income	$45,330,363	$51,564,955	$19,007,115	$20,569,565	$17,966,540	$15,424,514

See accompanying notes

(continues)     163

Statements of changes in net assets

Delaware Pooled Trust

	The
	Global
	Real Estate	The		The
	Securities	Global		International
	Portfolio	Fixed Income		Fixed Income
	1/10/07*	Portfolio		Portfolio
	to	Year Ended		Year Ended
	10/31/07	10/31/07	10/31/06	10/31/07	10/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$3,326,491	$6,441,425	$6,304,165	$676,700	$909,321
Net realized gain (loss) on investments
and foreign currencies	(2,869,041)	5,798,054	4,111,586	1,208,745	(669,354)
Net change in unrealized appreciation/
depreciation of investments and
foreign currencies	14,484,770	11,001,766	4,546,550	918,645	1,541,560
Net increase in net assets
resulting from operations	14,942,220	23,241,245	14,962,301	2,804,090	1,781,527

Dividends and Distributions to
Shareholders from:
Net investment income	—	(11,123,381)	(19,044,247)	(330,956)	(4,398,437)
Net realized gain on investments	—	—	(2,307,625)	—	—
	—	(11,123,381)	(21,351,872)	(330,956)	(4,398,437)
Capital Share Transactions:
Proceeds from shares sold	355,964,213	33,244,548	37,810,658	2,471,770	2,420,748
The Global Real Estate Securities Portfolio Class P	10,017	—	—	—	—

Net asset value of shares issued upon
reinvestment of dividends and distributions	—	8,952,428	18,029,275	325,326	4,365,602
	355,974,230	42,196,976	55,839,933	2,797,096	6,786,350
Cost of shares repurchased	(34,702,292)	(47,221,050)	(63,620,645)	(12,374,191)	(27,308,108)
Increase (decrease) in net assets derived
from capital share transactions	321,271,938	(5,024,074)	(7,780,712)	(9,577,095)	(20,521,758)
Net Increase (Decrease) In Net Assets	336,214,158	7,093,790	(14,170,283)	(7,103,961)	(23,138,668)

Net Assets:
Beginning of period	—	275,805,511	289,975,794	39,272,732	62,411,400
End of period	$336,214,158	$282,899,301	$275,805,511	$32,168,771	$39,272,732
Undistributed net investment income	$3,158,273	$11,098,044	$9,757,935	$1,551,023	$166,463

*Commencement of operations.

See accompanying notes

Financial highlights

Delaware Pooled Trust – The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$20.960	$17.330	$16.260	$14.920	$12.600

Income from investment operations:
Net investment income[1]	0.439	0.353	0.255	0.254	0.268
Net realized and unrealized gain on investments	1.315	3.531	0.990	1.372	2.294
Total from investment operations	1.754	3.884	1.245	1.626	2.562

Less dividends and distributions from:
Net investment income	(0.344)	(0.254)	(0.175)	(0.286)	(0.242)
Total dividends and distributions	(0.344)	(0.254)	(0.175)	(0.286)	(0.242)

Net asset value, end of period	$22.370	$20.960	$17.330	$16.260	$14.920

Total return[2]	8.49%	22.66%	7.69%	11.00%	20.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,278	$16,317	$9,640	$15,521	$38,566
Ratio of expenses to average net assets	0.69%	0.68%	0.69%	0.68%	0.63%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.00%	1.15%	1.29%	0.85%	0.85%
Ratio of net investment income to average net assets	2.00%	1.88%	1.49%	1.61%	2.01%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.69%	1.41%	0.89%	1.44%	1.79%
Portfolio turnover	14%	109%	49%	67%	68%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

(continues)     165

Financial highlights

Delaware Pooled Trust – The All-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07		10/31/06		10/31/05		10/31/04		10/31/03
Net asset value, beginning of period	$5.770		$5.590		$4.960		$4.870		$3.640

Income (loss) from investment operations:
Net investment loss[1]	(0.016)		(0.011)		(0.008)		(0.013)		(0.010)
Net realized and unrealized gain on investments
and foreign currencies	1.126		0.191		0.638		0.103		1.240
Total from investment operations	1.110		0.180		0.630		0.090		1.230

Net asset value, end of period	$6.880		$5.770		$5.590		$4.960		$4.870

Total return[2]	19.24%		3.22%		12.70%		1.85%		33.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,633		$7,983		$14,522		$6,727		$6,611
Ratio of expenses to average net assets	0.90%		0.89%		0.90%		0.89%		0.89%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.23%		1.06%		1.15%		1.16%		1.02%
Ratio of net investment loss to average net assets	(0.26%	)	(0.20%	)	(0.14%	)	(0.25%	)	(0.25%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.59%	)	(0.37%	)	(0.39%	)	(0.52%	)	(0.38%	)
Portfolio turnover	47%		55%		220%		99%		90%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

Delaware Pooled Trust – The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

		11/1/05[1]
	Year Ended	to
	10/31/07	10/31/06
Net asset value, beginning of period	$ 8.780	$8.500

Income from investment operations:
Net investment income[2]	0.016	0.008
Net realized and unrealized gain on investments	1.768	0.277
Total from investment operations	1.784	0.285

Less dividends and distributions from:
Net investment income	(0.004)	(0.005)
Total dividends and distributions	(0.004)	(0.005)

Net asset value, end of period	$ 10.560	$ 8.780

Total return[3]	20.33%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$460,900	$286,848
Ratio of expenses to average net assets	0.64%	0.65%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.64%	0.71%
Ratio of net investment income to average net assets	0.17%	0.10%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.17%	0.04%
Portfolio turnover	25%	25%

[1] Date of commencement of operations.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

(continues)     167

Financial highlights

Delaware Pooled Trust – The Mid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04		10/31/03
Net asset value, beginning of period	$3.940	$3.830	$3.440	$3.230		$2.450

Income (loss) from investment operations:
Net investment loss[1]	(0.002)	(0.004)	(0.015)	(0.010)		(0.012)
Net realized and unrealized gain on investments	0.721	0.352	0.526	0.220		0.792
Total from investment operations	0.719	0.348	0.511	0.210		0.780

Less dividends and distributions from:
Net realized gain on investments	(0.409)	(0.238)	(0.121)	—		—
Total dividends and distributions	(0.409)	(0.238)	(0.121)	—		—

Net asset value, end of period	$4.250	$3.940	$3.830	$3.440		$3.230

Total return[2]	19.76%	9.18%	15.05%	6.50%		31.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,374	$17,197	$19,174	$17,696		$13,938
Ratio of expenses to average net assets	0.95%	0.93%	0.93%	0.92%		0.93%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.25%	1.01%	0.99%	0.94%		1.03%
Ratio of net investment loss to average net assets	(0.06% )	(0.10% )	(0.40% )	(0.31%	)	(0.41%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.36% )	(0.18% )	(0.46% )	(0.33%	)	(0.51%	)
Portfolio turnover	86%	83%	84%	113%		111%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

Delaware Pooled Trust – The Small-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06		10/31/05		10/31/04		10/31/03
Net asset value, beginning of period	$17.290	$15.460		$14.300		$13.390		$10.130

Income (loss) from investment operations:
Net investment loss[1]	(0.055)	(0.068)		(0.050)		(0.061)		(0.042)
Net realized and unrealized gain on investments	3.417	1.898		1.210		0.971		3.302
Total from investment operations	3.362	1.830		1.160		0.910		3.260

Less dividends and distributions from:
Net realized gain on investments	(2.562)	—		—		—		—
Total dividends and distributions	(2.562)	—		—		—		—

Net asset value, end of period	$18.090	$17.290		$15.460		$14.300		$13.390

Total return[2]	22.01%	11.84%		8.11%		6.80%		32.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,564	$68,037		$77,896		$108,043		$94,168
Ratio of expenses to average net assets	0.91%	0.89%		0.86%		0.85%		0.87%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.91%	0.90%		0.86%		0.85%		0.88%
Ratio of net investment loss to average net assets	(0.34% )	(0.40%	)	(0.34%	)	(0.43%	)	(0.37%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.34% )	(0.41%	)	(0.34%	)	(0.43%	)	(0.38%	)
Portfolio turnover	72%	69%		61%		67%		47%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager, as applicable. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

(continues)     169

Financial highlights

Delaware Pooled Trust – The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

						12/1/03[1]
	Year Ended					to
	10/31/07	10/31/06		10/31/05		10/31/04
Net asset value, beginning of period	$10.290	$ 9.460		$8.360		$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.018	0.018		(0.054)		(0.037)
Net realized and unrealized gain (loss) on investments	1.527	0.812		1.154		(0.103)
Total from investment operations	1.545	0.830		1.100		(0.140)

Less dividends and distributions from:
Net investment income	(0.013)	—		—		—
Net realized gain on investments	(0.462)	—		—		—
Total dividends and distributions	(0.475)	—		—		—

Net asset value, end of period	$11.360	$10.290		$9.460		$8.360

Total return[3]	15.77%	8.77%		13.16%		(1.65%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,781	$6,099		$2,226		$1,968
Ratio of expenses to average net assets	0.93%	0.92%	[4]	0.93%	[4]	0.92%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.11%	1.36%		1.93%		1.61%
Ratio of net investment income (loss) to average net assets	0.18%	0.18%		(0.60%	)	(0.48%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.01% )	(0.26%	)	(1.60%	)	(1.17%	)
Portfolio turnover	33%	113%		86%		75%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.
[4] Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.98% and 0.95%, respectively.

See accompanying notes

Delaware Pooled Trust – The Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

					12/1/04[1]
	Year Ended				to
	10/31/07		10/31/06		10/31/05
Net asset value, beginning of period	$ 9.770		$8.670		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.037)		(0.052)		(0.050)
Net realized and unrealized gain on investments	2.267		1.152		0.220
Total from investment operations	2.230		1.100		0.170

Net asset value, end of period	$12.000		$9.770		$8.670

Total return[3]	22.82%		12.69%		2.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,824		$2,299		$2,040
Ratio of expenses to average net assets	0.95%		0.92%	[4]	0.92%	[4]
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.79%		1.87%		2.36%
Ratio of net investment loss to average net assets	(0.35%	)	(0.55%	)	(0.58%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.22%	)	(1.50%	)	(2.02%	)
Portfolio turnover	92%		87%		80%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.
[4] Ratios for the year ended October 31, 2006 and the period ended October 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.02% and 0.98%, respectively.

See accompanying notes

(continues)     171

Financial highlights

Delaware Pooled Trust – The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$30.730	$26.430	$26.220	$21.890	$17.320

Income (loss) from investment operations:
Net investment income[1]	0.150	0.589	0.712	0.662	0.914
Net realized and unrealized gain (loss) on investments	0.763	7.423	2.409	5.179	4.288
Total from investment operations	0.913	8.012	3.121	5.841	5.202

Less dividends and distributions from:
Net investment income	(0.205)	(1.101)	(0.172)	(0.963)	(0.632)
Net realized gain on investments	(17.838)	(2.611)	(2.739)	(0.548)	—
Total dividends and distributions	(18.043)	(3.712)	(2.911)	(1.511)	(0.632)

Net asset value, end of period	$13.600	$30.730	$26.430	$26.220	$21.890

Total return[2]	2.41%	34.27%	12.33%	28.16%	31.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,789	$25,417	$55,382	$54,630	$38,290
Ratio of expenses to average net assets	0.88%	0.86%	0.86%	0.83%	0.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.98%	0.94%	0.89%	0.87%	0.89%
Ratio of net investment income to average net assets	0.97%	2.22%	2.73%	2.83%	4.80%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.87%	2.14%	2.70%	2.79%	4.76%
Portfolio turnover	93%	68%	41%	52%	69%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

Delaware Pooled Trust – The Intermediate Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$9.940	$9.960	$10.310	$10.270	$10.040

Income (loss) from investment operations:
Net investment income	0.457	0.427	0.382	0.364	0.380
Net realized and unrealized gain (loss) on investments	(0.014)	0.025	(0.283)	0.134	0.296
Total from investment operations	0.443	0.452	0.099	0.498	0.676

Less dividends and distributions from:
Net investment income	(0.503)	(0.472)	(0.449)	(0.458)	(0.446)
Total dividends and distributions	(0.503)	(0.472)	(0.449)	(0.458)	(0.446)

Net asset value, end of period	$9.880	$9.940	$ 9.960	$10.310	$10.270

Total return[1]	4.68%	4.68%	0.97%	4.95%	6.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,791	$28,795	$15,786	$18,930	$2,294
Ratio of expenses to average net assets	0.39%	0.43% [2]	0.44%	0.43%	0.43%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.66%	0.67%	0.68%	0.65%	0.98%
Ratio of net investment income to average net assets	4.61%	4.38%	3.76%	3.54%	3.71%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.33%	4.14%	3.52%	3.32%	3.16%
Portfolio turnover	251%	342%	212%	322%	436%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.
[2] Ratio for the year ended October 31, 2006, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.44%.

See accompanying notes

(continues)     173

Financial highlights

Delaware Pooled Trust – The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

				6/30/04[1]
	Year Ended			to
	10/31/07	10/31/06	10/31/05	10/31/04
Net asset value, beginning of period	$9.100	$8.820	$8.850	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.444	0.405	0.332	0.082
Net realized and unrealized gain (loss) on investments	(0.030)	0.035	(0.216)	0.268
Total from investment operations	0.414	0.440	0.116	0.350

Less dividends and distributions from:
Net investment income	(0.374)	(0.160)	(0.085)	—
Net realized gain on investments	—	—	(0.061)	—
Total dividends and distributions	(0.374)	(0.160)	(0.146)	—

Net asset value, end of period	$9.140	$9.100	$8.820	$8.850

Total return[3]	4.70%	5.06%	1.33%	4.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,311	$53,842	$17,923	$5,616
Ratio of expenses to average net assets	0.37%	0.43% [4]	0.44% [4]	0.43%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.56%	0.66%	0.85%	1.68%
Ratio of net investment income to average net assets	4.96%	4.60%	3.75%	2.81%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.75%	4.37%	3.34%	1.56%
Portfolio turnover	505%	555%	455%	914%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.
[4] Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.45%, respectively.

See accompanying notes

Delaware Pooled Trust – The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$8.160	$7.430	$7.780	$7.260	$5.840

Income (loss) from investment operations:
Net investment income[1]	0.595	0.621	0.539	0.629	0.712
Net realized and unrealized gain (loss) on investments	(0.062)	0.210	(0.139)	0.549	1.348
Total from investment operations	0.533	0.831	0.400	1.178	2.060

Less dividends and distributions from:
Net investment income	(0.633)	(0.101)	(0.750)	(0.658)	(0.640)
Total dividends and distributions	(0.633)	(0.101)	(0.750)	(0.658)	(0.640)

Net asset value, end of period	$8.060	$8.160	$7.430	$7.780	$7.260

Total return[2]	6.89%	11.33%	5.24%	17.02%	36.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,497	$6,166	$5,265	$2,703	$5,129
Ratio of expenses to average net assets	0.43%	0.59%	0.62%	0.59%	0.59%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.70%	1.03%	1.34%	1.01%	0.96%
Ratio of net investment income to average net assets	7.45%	8.05%	7.03%	8.46%	10.64%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	7.18%	7.61%	6.31%	8.04%	10.27%
Portfolio turnover	177%	142%	267%	391%	597%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

(continues)     175

Financial highlights

Delaware Pooled Trust – The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$9.550	$9.260	$9.260	$9.380	$8.800

Income from investment operations:
Net investment income[1]	0.495	0.450	0.360	0.329	0.351
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.065)	0.110	(0.169)	0.312	0.427
Total from investment operations	0.430	0.560	0.191	0.641	0.778

Less dividends and distributions from:
Net investment income	(0.440)	(0.270)	(0.136)	(0.424)	(0.140)
Net realized gain on investments	—	—	(0.055)	(0.337)	(0.058)
Total dividends and distributions	(0.440)	(0.270)	(0.191)	(0.761)	(0.198)

Net asset value, end of period	$9.540	$9.550	$9.260	$9.260	$9.380

Total return[2]	4.66%	6.20%	2.09%	7.30%	9.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,308	$204,874	$167,892	$35,796	$7,372
Ratio of expenses to average net assets	0.38%	0.45% [3]	0.48% [3]	0.50%	0.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.54%	0.56%	0.63%	0.78%	0.89%
Ratio of net investment income to average net assets	5.29%	4.89%	3.87%	3.65%	3.86%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	5.12%	4.78%	3.72%	3.37%	3.47%
Portfolio turnover	503%	421%	620%	709%	569%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.
[3] Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.49%, respectively.

See accompanying notes

Delaware Pooled Trust – The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$25.330	$20.460	$17.650	$14.750	$11.800

Income from investment operations:
Net investment income[1]	0.680	0.671	0.554	0.402	0.370
Net realized and unrealized gain on investments
and foreign currencies	4.632	5.247	2.500	2.834	2.896
Total from investment operations	5.312	5.918	3.054	3.236	3.266

Less dividends and distributions from:
Net investment income	(0.707)	(0.531)	(0.244)	(0.336)	(0.255)
Net realized gain on investments	(2.735)	(0.517)	—	—	(0.061)
Total dividends and distributions	(3.442)	(1.048)	(0.244)	(0.336)	(0.316)

Net asset value, end of period	$27.200	$25.330	$20.460	$17.650	$14.750

Total return[2]	23.35%	30.13%	17.45%	22.26%	28.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,519,761	$2,167,690	$1,853,300	$1,266,246	$650,163
Ratio of expenses to average net assets	0.88%	0.90%	0.88%	0.88%	0.90%
Ratio of net investment income to average net assets	2.73%	2.98%	2.84%	2.46%	2.93%
Portfolio turnover	17%	19%	10%	9%	6%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

(continues)     177

Financial highlights

Delaware Pooled Trust – The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$22.380	$17.630	$15.360	$13.030	$10.370

Income from investment operations:
Net investment income[1]	0.616	0.612	0.470	0.385	0.321
Net realized and unrealized gain on investments
and foreign currencies	3.980	4.701	2.152	2.326	2.594
Total from investment operations	4.596	5.313	2.622	2.711	2.915

Less dividends and distributions from:
Net investment income	(0.549)	(0.454)	(0.153)	(0.228)	(0.233)
Net realized gain on investments	(1.897)	(0.109)	(0.199)	(0.153)	(0.022)
Total dividends and distributions	(2.446)	(0.563)	(0.352)	(0.381)	(0.255)

Net asset value, end of period	$24.530	$22.380	$17.630	$15.360	$13.030

Total return[2]	22.43%	30.91%	17.30%	21.20%	28.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,093,092	$955,535	$650,549	$452,413	$192,433
Ratio of expenses to average net assets	0.88%	0.89%	0.89%	0.88%	0.91%
Ratio of net investment income to average net assets	2.75%	3.09%	2.78%	2.69%	2.83%
Portfolio turnover	28%	21%	7%	6%	10%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Delaware Pooled Trust – The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$15.360	$17.150	$13.740	$10.670	$ 6.790

Income from investment operations:
Net investment income[1]	0.379	0.397	0.486	0.361	0.197
Net realized and unrealized gain on investments
and foreign currencies	6.084	2.963	4.040	2.908	3.860
Total from investment operations	6.463	3.360	4.526	3.269	4.057

Less dividends and distributions from:
Net investment income	(0.369)	(0.540)	(0.242)	(0.260)	(0.225)
Net realized gain on investments	(2.727)	(4.637)	(0.948)	—	—
Total dividends and distributions	(3.096)	(5.177)	(1.190)	(0.260)	(0.225)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.038	0.003	0.012	0.058	0.034
Redemption reimbursement fees[1,2]	0.015	0.024	0.062	0.003	0.014
	0.053	0.027	0.074	0.061	0.048

Net asset value, end of period	$18.780	$15.360	$17.150	$13.740	$10.670

Total return[3]	49.98%	25.12%	35.36%	31.74%	62.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$964,310	$717,464	$698,291	$623,649	$256,168
Ratio of expenses to average net assets	1.28%	1.27%	1.28%	1.22%	1.23%
Ratio of net investment income to average net assets	2.46%	2.70%	3.11%	2.94%	2.42%
Portfolio turnover	47%	30%	48%	36%	69%

1 The average shares outstanding method has been applied for per share information.
2 Effective August 24, 2007, the Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee which are retained by the Portfolio.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying notes

(continues)     179

Financial highlights

Delaware Pooled Trust – The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Original Class	Class P
	1/10/07[1]	1/10/07[1]
	to	to
	10/31/07	10/31/07
Net asset value, beginning of period	$8.500	$8.500

Income from investment operations:
Net investment income[2]	0.118	0.101
Net realized and unrealized gain on investments
and foreign currencies	0.402	0.399
Total from investment operations	0.520	0.500

Net asset value, end of period	$9.020	$9.000

Total return[3]	6.12%	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$336,203	$11
Ratio of expenses to average net assets	1.09%	1.34%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.10%	1.35%
Ratio of net investment income to average net assets	1.71%	1.46%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.70%	1.45%
Portfolio turnover	56%	56%

1 Date of commencement of operations; ratios and porfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Pooled Trust – The Global Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$11.330	$11.570	$12.380	$13.620	$11.760

Income (loss) from investment operations:
Net investment income[1]	0.266	0.244	0.297	0.342	0.432
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.695	0.358	(0.458)	1.258	1.921
Total from investment operations	0.961	0.602	(0.161)	1.600	2.353

Less dividends and distributions from:
Net investment income	(0.471)	(0.751)	(0.649)	(2.840)	(0.493)
Net realized gain on investments	—	(0.091)	—	—	—
Total dividends and distributions	(0.471)	(0.842)	(0.649)	(2.840)	(0.493)

Net asset value, end of period	$11.820	$11.330	$11.570	$12.380	$13.620

Total return[2]	8.80%	5.55%	(1.64% )	13.40%	20.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$282,899	$275,806	$289,976	$268,352	$208,354
Ratio of expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.63%	0.63%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	2.38%	2.22%	2.43%	2.88%	3.38%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.36%	2.19%	2.39%	2.84%	3.33%
Portfolio turnover	44%	41%	50%	55%	95%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

(continues)     181

Financial highlights

Delaware Pooled Trust – The International Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$10.940	$11.200	$12.290	$12.250	$10.500

Income (loss) from investment operations:
Net investment income[1]	0.245	0.204	0.245	0.311	0.360
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.686	0.300	(0.512)	1.259	1.881
Total from investment operations	0.931	0.504	(0.267)	1.570	2.241

Less dividends and distributions from:
Net investment income	(0.131)	(0.764)	(0.823)	(1.530)	(0.491)
Total dividends and distributions	(0.131)	(0.764)	(0.823)	(1.530)	(0.491)

Net asset value, end of period	$11.740	$10.940	$11.200	$12.290	$12.250

Total return[2]	8.60%	4.77%	(2.69%)	13.82%	22.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,169	$39,273	$62,411	$61,386	$48,284
Ratio of expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.72%	0.68%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	2.22%	1.92%	2.05%	2.68%	3.13%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	2.11%	1.84%	1.98%	2.61%	3.05%
Portfolio turnover	49%	38%	42%	57%	112%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Pooled Trust

October 31, 2007

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 19 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios, which are non-diversified. Each Portfolio offers one class of shares except for The Global Real Estate Securities Portfolio which offers Original Class and Class P shares. The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth; current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective. The Real Estate Investment Trust Portfolio shares the same investment objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Real Estate Securities Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no

(continues)     183

Notes to financial statements

Delaware Pooled Trust

1. Significant Accounting Policies (continued)

sales last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, total return swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Portfolio intends to qualify or continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in portfolio net asset value calculations as late as the portfolios’ last net asset value calculation in the first required financial statement reporting period. As a result, the Portfolios will incorporate FIN 48 in their semiannual report on April 30, 2008. Although the Portfolios’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Portfolios’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of The Global Real Estate Securities Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Portfolio may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the Statements of changes in net assets.

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. Each other Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2007 are as follows:

Commission Rebates
The Large-Cap Value Equity Portfolio	$ 12
The All-Cap Growth Equity Portfolio	2,253
The Large-Cap Growth Equity Portfolio	13,720
The Mid-Cap Growth Equity Portfolio	347
The Small-Cap Growth Equity Portfolio	1,358
The Focus Smid-Cap Growth Equity Portfolio	1,222
The Smid-Cap Growth Equity Portfolio	89
The Real Estate Investment Trust Portfolio II	99

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and other non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed specified percentages of average daily net assets.

(continues)     185

Notes to financial statements

Delaware Pooled Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2007 are as follows:

		Voluntary
		(unless otherwise noted)
		Operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily	of average daily
	net assets (per annum)	net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.68%
The All-Cap Growth Equity Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Mid-Cap Growth Equity Portfolio	0.75%	0.93%
The Small-Cap Growth Equity Portfolio	0.75%	0.89%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Real Estate Investment Trust Portfolio II	0.75%	0.86%
The Intermediate Fixed Income Portfolio	0.40%	0.43	%*
The Core Focus Fixed Income Portfolio	0.40%	0.43	%*
The High-Yield Bond Portfolio	0.45%	0.59	%*
The Core Plus Fixed Income Portfolio	0.43%	0.45	%*
The International Equity Portfolio	0.75%	—
The Labor Select International Equity Portfolio	0.75%	0.96%
The Emerging Markets Portfolio	1.00%	1.55%
The Global Real Estate Securities Portfolio	0.99%**	1.10	%***
The Global Fixed Income Portfolio	0.50%	0.60%
The International Fixed Income Portfolio	0.50%	0.60%

†	These operating expense limitations exclude certain expenses, such as 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain trustee retirement plan expenses, conducting shareholder meetings, and liquidations.

*	Effective June 1, 2007, Delaware Management Company has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses from June 1, 2007 through December 31, 2007 to prevent the total annual operating expenses for The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio from exceeding 0.21%, 0.21%, 0.29% and 0.22%, respectively. These voluntary expense limitations exclude any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations.

**	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million.

***	Contractual waiver through 2/29/08.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.

Sub-advisory fee as a
percentage of average daily
net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%
The International Fixed Income Portfolio	0.30%

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.005% of the first $30 billion; 0.0045% of the next $10 billion; 0.004% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Portfolios and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended October 31, 2007, the Portfolios were charged $1,992,409 for these services.

DSC also provides dividend disbursing and transfer agency services. The Portfolios pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, The Global Real Estate Securities Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

At October 31, 2007, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

		Dividend
		disbursing,
		transfer agent,
		financial		Receivable
		administration		from DMC
	Investment management	fees and	Other expenses	under
	fee payable to	other expenses	payable to DMC	expense limitation
	DMC	payable to DSC	and affiliates*	agreement
The Large-Cap Value Equity Portfolio	$ 8,632	$ 913	$ 9,783	$ —
The All-Cap Growth Equity Portfolio	5,309	496	556	—
The Large-Cap Growth Equity Portfolio	209,419	19,962	13,297	—
The Mid-Cap Growth Equity Portfolio	—	570	3,322	294
The Small-Cap Growth Equity Portfolio	17,095	1,425	309	—
The Focus Smid-Cap Growth Equity Portfolio	4,701	715	1,109	—
The Smid-Cap Growth Equity Portfolio	—	373	421	2,129
The Real Estate Investment Trust Portfolio II	10,300	863	4,234	—
The Intermediate Fixed Income Portfolio	568	966	3,599	—
The Core Focus Fixed Income Portfolio	8,843	2,666	632	—
The High-Yield Bond Portfolio	1,861	1,286	2,923	—
The Core Plus Fixed Income Portfolio	23,147	9,241	2,698	—
The International Equity Portfolio	1,567,047	108,095	33,083	—
The Labor Select International Equity Portfolio	680,252	47,366	17,986	—
The Emerging Markets Portfolio	790,252	41,161	13,081	—
The Global Real Estate Securities Portfolio**	1,773,830	100,663	138,529	—
The Global Fixed Income Portfolio	123,468	12,646	6,012	—
The International Fixed Income Portfolio	11,946	1,732	1,455	—

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

**	The Global Real Estate Securities Portfolio had distribution fees payable to DDLP of $15.

(continues)     187

Notes to financial statements

Delaware Pooled Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended October 31, 2007, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$722
The All-Cap Growth Equity Portfolio	347
The Large-Cap Growth Equity Portfolio	18,210
The Mid-Cap Growth Equity Portfolio	386
The Small-Cap Growth Equity Portfolio	2,221
The Focus Smid-Cap Growth Equity Portfolio	342
The Smid-Cap Growth Equity Portfolio	128
The Real Estate Investment Trust Portfolio II	825
The Intermediate Fixed Income Portfolio	1,109
The Core Focus Fixed Income Portfolio	2,890
The High-Yield Bond Portfolio	833
The Core Plus Fixed Income Portfolio	11,869
The International Equity Portfolio	115,024
The Labor Select International Equity Portfolio	50,134
The Emerging Markets Portfolio	42,036
The Global Real Estate Securities Portfolio	6,872
The Global Fixed Income Portfolio	13,719
The International Fixed Income Portfolio	1,486

Trustees’ fees and benefits include expenses accrued by each Portfolio for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provides for the payments of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Portfolios unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. Certain officers of DMC and DSC are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios. The retirement benefit payout for each Portfolio was as follows:

Retirement benefit payout
The Large-Cap Value Equity Portfolio	$ 1,965
The All-Cap Growth Equity Portfolio	1,460
The Large-Cap Growth Equity Portfolio	22,989
The Mid-Cap Growth Equity Portfolio	2,083
The Small-Cap Growth Equity Portfolio	8,077
The Focus Smid-Cap Growth Equity Portfolio	677
The Smid-Cap Growth Equity Portfolio	255
The Real Estate Investment Trust Portfolio II	3,288
The Intermediate Fixed Income Portfolio	3,615
The Core Focus Fixed Income Portfolio	6,241
The High-Yield Bond Portfolio	760
The Core Plus Fixed Income Portfolio	23,470
The International Equity Portfolio	274,176
The Labor Select International Equity Portfolio	116,317
The Emerging Markets Portfolio	88,228
The Global Fixed Income Portfolio	34,649
The International Fixed Income Portfolio	4,878

3. Investments

For the year ended October 31, 2007, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$2,025,551	$—	$9,068,853	$—
The All-Cap Growth Equity Portfolio	3,322,580	—	9,882,669	—
The Large-Cap Growth Equity Portfolio	189,792,310	—	86,835,347	—
The Mid-Cap Growth Equity Portfolio	7,274,650	—	20,599,126	—
The Small-Cap Growth Equity Portfolio	33,186,720	—	91,090,970	—
The Focus Smid-Cap Growth Equity Portfolio	3,656,132	—	2,271,701	—
The Smid-Cap Growth Equity Portfolio	2,302,067	—	2,556,806	—
The Real Estate Investment Trust Portfolio II	15,837,975	—	27,363,384	—
The Intermediate Fixed Income Portfolio	24,480,158	30,753,822	37,884,194	32,087,871
The Core Focus Fixed Income Portfolio	203,595,115	81,282,251	214,640,598	83,636,887
The High-Yield Bond Portfolio	41,028,751	—	26,236,026	—
The Core Plus Fixed Income Portfolio	879,287,836	289,441,527	891,798,331	290,795,685
The International Equity Portfolio	375,378,301	—	449,544,388	—
The Labor Select International Equity Portfolio	270,371,968	—	324,923,649	—
The Emerging Markets Portfolio	384,517,852	—	458,020,630	—
The Global Real Estate Securities Portfolio	386,224,744	—	97,971,111	—
The Global Fixed Income Portfolio	109,696,194	5,556,617	116,395,406	4,364,040
The International Fixed Income Portfolio	14,677,401	—	23,756,857	—

At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
	Cost of	unrealized	unrealized	appreciation
	investments	appreciation	depreciation	(depreciation)
The Large-Cap Value Equity Portfolio	$10,003,059	$1,642,489	$(487,546)	$1,154,943
The All-Cap Growth Equity Portfolio	3,466,047	599,214	(53,060)	546,154
The Large-Cap Growth Equity Portfolio	405,694,098	74,561,970	(7,488,337)	67,073,633
The Mid-Cap Growth Equity Portfolio	4,489,627	1,337,926	(59,722)	1,278,204
The Small-Cap Growth Equity Portfolio	19,952,492	5,961,144	(233,049)	5,728,095
The Focus Smid-Cap Growth Equity Portfolio	9,427,299	1,085,920	(425,217)	660,703
The Smid-Cap Growth Equity Portfolio	2,303,814	689,516	(44,750)	644,766
The Real Estate Investment Trust Portfolio II	13,761,688	654,804	(490,903)	163,901
The Intermediate Fixed Income Portfolio	13,782,215	78,761	(115,037)	(36,276)
The Core Focus Fixed Income Portfolio	62,361,743	290,278	(324,731)	(34,453)
The High-Yield Bond Portfolio	24,541,509	194,163	(442,465)	(248,302)
The Core Plus Fixed Income Portfolio	231,180,709	1,589,937	(1,899,922)	(309,985)
The International Equity Portfolio	2,110,354,954	841,332,394	(9,585,482)	831,746,912
The Labor Select International Equity Portfolio	979,172,078	292,379,664	(4,839,475)	287,540,189
The Emerging Markets Portfolio	737,847,043	292,774,159	(4,896,809)	287,877,350
The Global Real Estate Securities Portfolio	357,410,484	18,943,358	(13,597,110)	5,346,248
The Global Fixed Income Portfolio	289,494,786	17,729,317	(5,765,948)	11,963,369
The International Fixed Income Portfolio	32,039,802	1,812,874	(698,636)	1,114,238

(continues)     189

Notes to financial statements

Delaware Pooled Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
Year ended October 31, 2007:
The Large-Cap Value Equity Portfolio	$266,537	$—	$266,537
The Large-Cap Growth Equity Portfolio	132,656	—	132,656
The Mid-Cap Growth Equity Portfolio	67,573	1,743,919	1,811,492
The Small-Cap Growth Equity Portfolio	—	8,061,809	8,061,809
The Focus Smid-Cap Growth Equity Portfolio	90,918	190,697	281,615
The Real Estate Investment Trust Portfolio II	1,680,041	13,181,646	14,861,687
The Intermediate Fixed Income Portfolio	1,145,846	—	1,145,846
The Core Focus Fixed Income Portfolio	2,210,441	—	2,210,441
The High-Yield Bond Portfolio	487,045	—	487,045
The Core Plus Fixed Income Portfolio	9,224,657	—	9,224,657
The International Equity Portfolio	72,333,674	218,522,682	290,856,356
The Labor Select International Equity Portfolio	27,384,896	78,653,098	106,037,994
The Emerging Markets Portfolio	30,559,463	114,094,587	144,654,050
The Global Fixed Income Portfolio	11,123,381	—	11,123,381
The International Fixed Income Portfolio	330,956	—	330,956

Year ended October 31, 2006:
The Large-Cap Value Equity Portfolio	$140,010	—	$140,010
The Large-Cap Growth Equity Portfolio	21,731	—	21,731
The Mid-Cap Growth Equity Portfolio	253,969	924,614	1,178,583
The Real Estate Investment Trust Portfolio II	1,736,300	4,117,602	5,853,902
The Intermediate Fixed Income Portfolio	1,051,727	—	1,051,727
The Core Focus Fixed Income Portfolio	510,344	—	510,344
The High-Yield Bond Portfolio	71,856	—	71,856
The Core Plus Fixed Income Portfolio	5,343,633	—	5,343,633
The International Equity Portfolio	49,439,136	46,922,982	96,362,118
The Labor Select International Equity Portfolio	17,846,083	3,785,097	21,631,180
The Emerging Markets Portfolio	56,948,495	149,452,904	206,401,399
The Global Fixed Income Portfolio	19,046,808	2,305,064	21,351,872
The International Fixed Income Portfolio	4,398,437	—	4,398,437

5. Components of Net Assets on a Tax Basis

As of October 31, 2007, the components of net assets on a tax basis were as follows:

	The	The	The	The	The
	Large-Cap	All-Cap	Large-Cap	Mid-Cap	Small-Cap
	Value Equity	Growth Equity	Growth Equity	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$8,066,722	$ 6,771,700	$389,408,788	$136,061	$2,229,161
Undistributed ordinary income	236,915	—	580,529	620,349	1,422,074
Undistributed long-term
capital gain	819,349	—	3,836,740	3,339,261	9,184,972
Captial loss carryforwards	—	(4,685,140)	—	—	—
Unrealized appreciation
of investments	1,154,943	546,154	67,073,633	1,278,204	5,728,095
Net assets	$10,277,929	$ 2,632,714	$460,899,690	$5,373,875	$18,564,302

	The	The	The	The
	Focus Smid-Cap	Smid-Cap	Real Estate	Intermediate
	Growth Equity	Growth Equity	Investment Trust	Fixed Income
	Portfolio	Portfolio	Portfolio II*	Portfolio
Shares of beneficial interest	$7,547,790	$1,976,141	$8,323,093	$14,536,694
Undistributed ordinary income	348,935	20,022	1,900,632	6,433
Undistributed long-term
capital gain	223,725	182,694	3,401,400	—
Capital loss carryforwards	—	—	—	(723,589)
Other temporary differences	—	—	—	(476)
Unrealized appreciation
(depreciation) of investments	660,703	644,766	163,901	(27,844)
Net assets	$8,781,153	$2,823,623	$13,789,026	$13,791,218

	The	The	The	The
	Core Focus	High-Yield	Core Plus	International
	Fixed Income	Bond	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$39,143,636	$23,682,203	$182,884,072	$1,443,600,860
Undistributed ordinary income	2,497,341	1,253,189	10,925,902	50,140,150
Undistributed long-term capital gain	—	—	—	193,922,674
Capital loss carryforwards	(289,534)	(3,190,041)	(2,973,257)	—
Other temporary differences	(4,136)	—	(250,316)	—
Unrealized appreciation
(depreciation) of investments
and foreign currencies	(36,024)	(248,302)	(278,875)	832,096,932
Net assets	$41,311,283	$21,497,049	$190,307,526	$2,519,760,616

(continues)     191

Notes to financial statements

Delaware Pooled Trust

5. Components of Net Assets on a Tax Basis (continued)

	The		The	The	The
	Labor Select	The	Global	Global	International
	International	Emerging	Real Estate	Fixed	Fixed
	Equity	Markets	Securities	Income	Income
	Portfolio	Portfolio	Portfolio*	Portfolio	Portfolio
Shares of beneficial interest	$649,072,938	$487,219,287	$321,271,938	$260,014,307	$30,927,890
Undistributed ordinary income	25,292,872	66,353,462	10,713,862	11,231,095	1,551,023
Undistributed long-term
capital gain	131,083,776	122,867,530	—	—	—
Capital loss carryforwards	—	—	(1,409,957)	(167,312)	(1,444,755)
Other temporary differences	—	—	—	(316,856)	—
Unrealized appreciation
(depreciation) of investments
and foreign currencies	287,642,014	287,870,182	5,638,315	12,138,067	1,134,613
Net assets	$1,093,091,600	$964,310,461	$336,214,158	$282,899,301	$32,168,771

*The undistributed earnings for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark to market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments and the tax treatment of credit default and interest rate swap contracts, market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, credit default and interest rate swaps, expiration of capital loss carryforward and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2007, the Portfolios recorded the following reclassifications.

	Undistributed
	(Distributions in excess of)	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital
The All-Cap Growth Equity Portfolio	$19,190	$161	$(19,351)
The Mid-Cap Growth Equity Portfolio	5,510	(209,954)	204,444
The Small-Cap Growth Equity Portfolio	159,214	(8,866,781)	8,707,567
The Smid-Cap Growth Equity Portfolio	8,791	(8,020)	(771)
The Intermediate Fixed Income Portfolio	77,197	(77,197)	—
The Core Focus Fixed Income Portfolio	(38,320)	38,320	—
The High-Yield Bond Portfolio	86,729	1,205,455	(1,292,184)
The Core Plus Fixed Income Portfolio	(529,433)	529,433	—
The International Equity Portfolio	(9,405,300)	9,405,300	—
The Labor Select International Equity Portfolio	(5,153,350)	5,153,350	—
The Emerging Markets Portfolio	(393,831)	393,831	—
The Global Real Estate Securities Portfolio	(168,218)	168,218	—
The Global Fixed Income Portfolio	6,022,065	(6,022,065)	—
The International Fixed Income Portfolio	1,038,816	(1,038,816)	—

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2007, the Portfolios utilized capital loss carryforwards as follows:

Capital Loss
Carryforwards
Utilized
The Large-Cap Value Equity Portfolio	$615,237
The All-Cap Growth Equity Portfolio	1,240,554
The Large-Cap Growth Equity Portfolio	7,686,590
The Smid-Cap Growth Equity Portfolio	44,605
The Core Focus Fixed Income Portfolio	30,442
The Global Fixed Income Portfolio	539,818
The International Fixed Income Portfolio	55,536

In 2007, $1,292,184 of capital loss carryforwards expired for the High Yield Bond Portfolio.

Capital loss carryforwards remaining at October 31, 2007 will expire as follows:

	Year of Expiration
	2008	2009	2010	2011	2013	2014	2015	Total
The All-Cap Growth
Equity Portfolio	—	$2,003,306	$2,008,163	$596,717	—	$76,954	—	$4,685,140
The Intermediate
Fixed Income Portfolio	133,807	—	26,277	—	112,676	177,899	272,930	723,589
The Core Focus
Fixed Income Portfolio	—	—	—	—	—	289,534	—	289,534
The High-Yield
Bond Portfolio	1,887,452	612,814	331,046	—	—	—	358,729	3,190,041
The Core Plus
Fixed Income Portfolio	—	—	—	—	394,175	1,651,932	927,150	2,973,257
The Global Real Estate
Securities Portfolio	—	—	—	—	—	—	1,409,957	1,409,957
The Global
Fixed Income Portfolio	—	—	—	—	—	167,312	—	167,312
The International
Fixed Income Portfolio	231,510	895,235	—	—	—	318,010	—	1,444,755

(continues)     193

Notes to financial statements

Delaware Pooled Trust

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2007:
The Large-Cap Value Equity Portfolio	4,544	9,737	(333,542)	(319,261)
The All-Cap Growth Equity Portfolio	—	—	(999,953)	(999,953)
The Large-Cap Growth Equity Portfolio	16,303,703	11,471	(5,335,246)	10,979,928
The Mid-Cap Growth Equity Portfolio	71,908	488,273	(3,657,324)	(3,097,143)
The Small-Cap Growth Equity Portfolio	17,354	478,452	(3,405,401)	(2,909,595)
The Focus Smid-Cap Growth Equity Portfolio	151,292	28,825	—	180,117
The Smid-Cap Growth Equity Portfolio	1	—	—	1
The Real Estate Investment Trust Portfolio II	104,728	893,341	(811,211)	186,858
The Intermediate Fixed Income Portfolio	527,570	111,090	(2,139,699)	(1,501,039)
The Core Focus Fixed Income Portfolio	1,678,146	237,076	(3,310,420)	(1,395,198)
The High-Yield Bond Portfolio	2,402,074	63,253	(555,782)	1,909,545
The Core Plus Fixed Income Portfolio	11,093,660	912,939	(13,498,691)	(1,492,092)
The International Equity Portfolio	14,099,440	7,805,609	(14,860,865)	7,044,184
The Labor Select International Equity Portfolio	7,902,118	5,071,162	(11,111,945)	1,861,335
The Emerging Markets Portfolio	1,411,855	10,498,863	(7,251,186)	4,659,532
The Global Real Estate Securities Portfolio Original Class*	41,325,649	—	(4,066,733)	37,258,916
The Global Real Estate Securities Portfolio Class P*	1,179	—	—	1,179
The Global Fixed Income Portfolio	3,031,857	814,598	(4,260,610)	(414,155)
The International Fixed Income Portfolio	226,359	29,819	(1,105,196)	(849,018)

*Commenced operations January 10, 2007.

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2006:
The Large-Cap Value Equity Portfolio	264,863	5,404	(47,756)	222,511
The All-Cap Growth Equity Portfolio	90,500	—	(1,303,573)	(1,213,073)
The Large-Cap Growth Equity Portfolio*	33,102,321	1,714	(429,457)	32,674,578
The Mid-Cap Growth Equity Portfolio	2,165	303,759	(947,379)	(641,455)
The Small-Cap Growth Equity Portfolio	253,716	—	(1,355,902)	(1,102,186)
The Focus Smid-Cap Growth Equity Portfolio	357,579	—	—	357,579
The Smid-Cap Growth Equity Portfolio	—	—	—	—
The Real Estate Investment Trust Portfolio II	14,486	211,385	(1,493,938)	(1,268,067)
The Intermediate Fixed Income Portfolio	1,591,133	102,719	(382,253)	1,311,599
The Core Focus Fixed Income Portfolio	4,199,830	52,714	(369,042)	3,883,502
The High-Yield Bond Portfolio	63,460	9,691	(26,075)	47,076
The Core Plus Fixed Income Portfolio	3,943,579	529,963	(1,164,356)	3,309,186
The International Equity Portfolio	13,381,674	2,926,127	(21,303,613)	(4,995,812)
The Labor Select International Equity Portfolio	6,711,742	1,200,398	(2,113,875)	5,798,265
The Emerging Markets Portfolio	1,601,050	15,728,350	(11,346,353)	5,983,047
The Global Fixed Income Portfolio	3,413,272	1,666,292	(5,796,602)	(717,038)
The International Fixed Income Portfolio	220,982	414,981	(2,620,230)	(1,984,267)

*Commenced operations November 1, 2005.

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participate in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities or liabilities net of receivables and other assets on the Statements of Net Assets.

9. Futures Contracts

The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Global Real Estate Securities and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statements of Net Assets.

10. Swap Contracts

The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts and index swap contracts in accordance with their investment objectives. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Portfolios may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolios invest in, such as the corporate bond market. The Portfolios may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolios on favorable terms. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

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Notes to financial statements

Delaware Pooled Trust

10. Swap Contracts (continued)

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2007, the Portfolios entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of Net Assets.

11. Securities Lending

The Portfolios, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Portfolios record security lending income net of such allocation.

11. Securities Lending (continued)

At October 31, 2007, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption “Security Lending Collateral.”

Market value
of securities
on loan
The Large-Cap Value Equity Portfolio	$863,104
The All-Cap Growth Equity Portfolio	203,844
The Large-Cap Growth Equity Portfolio	11,425,386
The Mid-Cap Growth Equity Portfolio	338,079
The Small-Cap Growth Equity Portfolio	6,750,165
The Focus Smid-Cap Growth Equity Portfolio	1,524,420
The Smid-Cap Growth Equity Portfolio	216,166
The Real Estate Investment Trust Portfolio II	89,640
The Intermediate Fixed Income Portfolio	1,574,416
The Core Focus Fixed Income Portfolio	2,127,469
The High-Yield Bond Portfolio	2,635,568
The Core Plus Fixed Income Portfolio	14,955,449
The International Equity Portfolio	398,557,304
The Labor Select International Equity Portfolio	158,368,270
The Emerging Markets Portfolio	56,797,636
The Global Real Estate Securities Portfolio	24,051,430
The Global Fixed Income Portfolio	21,790,334
The International Fixed Income Portfolio	1,420,110

12. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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Notes to financial statements

Delaware Pooled Trust

12. Credit and Market Risk (continued)

The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, The Global Real Estate Securities and The Global Fixed Income Portfolios invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

The Mid-Cap Growth Equity, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio’s net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Large-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities and The International Fixed Income Portfolios may each invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity and The Global Real Estate Securities Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry and are subject to some of the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. These Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts they hold use floating rate debt to finance their ongoing operations. Each Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

13. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

14. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2007, each Portfolio designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distribution	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	—	100%	100%	100%
The Large-Cap Growth Equity Portfolio	—	100%	100%	100%
The Mid-Cap Growth Equity Portfolio	96%	4%	100%	100%
The Small-Cap Growth Equity Portfolio	93%	7%	100%	—
The Focus Smid-Cap Growth Equity Portfolio	68%	32%	100%	37%
The Real Estate Investment Trust Portfolio II	89%	11%	100%	—
The Intermediate Fixed Income Portfolio	—	100%	100%	—
The Core Focus Fixed Income Portfolio	—	100%	100%	—
The High-Yield Bond Portfolio	—	100%	100%	—
The Core Plus Fixed Income Portfolio	—	100%	100%	—
The International Equity Portfolio	75%	25%	100%	—
The Labor Select International Equity Portfolio	74%	26%	100%	—
The Emerging Markets Portfolio	79%	21%	100%	—
The Global Fixed Income Portfolio	—	100%	100%	—
The International Fixed Income Portfolio	—	100%	100%	—

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended October 31, 2007, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	$266,537
The Large-Cap Growth Equity Portfolio	132,656
The Mid-Cap Growth Equity Portfolio	49,527
The Focus Smid-Cap Growth Equity Portfolio	57,213
The International Equity Portfolio	34,419,278
The Labor Select International Equity Portfolio	16,176,070
The Emerging Markets Portfolio	23,733,791

(continues)     199

Notes to financial statements

Delaware Pooled Trust

14. Tax Information (Unaudited) (continued)

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Global Real Estate Securities Portfolio intend to pass through foreign tax credits in the maximum amount of $4,674,182, $2,033,709, $1,698,103, and $98,269, respectively. The gross foreign source income earned during the fiscal year 2007 was $84,937,502, $36,853,018, $33,654,228, and $3,505,584, respectively. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

For the fiscal year ended October 31, 2007, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31, 2007, each Portfolio has designated maximum distributions of Qualified Interest Income as follows:

Maximum Distributions of
Qualified Interest Income
The Core Plus Fixed Income Portfolio	$9,224,657

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets and assets and liabilities of The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (eighteen of the series constituting Delaware Pooled Trust) (the “Portfolios”) as of October 31, 2007, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Porfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2007, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 19, 2007

Other Fund information (unaudited)

Delaware Pooled Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for each series of Delaware Pooled Trust (each a “Portfolio” and collectively the “Portfolios”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Portfolio, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Portfolio shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between Portfolios or the institutional class shares of other funds in the Delaware Investments Family of Funds and the ability to reinvest Portfolio dividends into other funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Portfolios. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% – the second quartile; the next 25% – the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one, three, five, and 10 year periods, as applicable, ended December 31, 2006. The Board also considered comparative annualized performance for the Portfolio for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The All-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one, three, and five year periods was in the fourth quartile of its Performance Universe. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the transitions in the Fund’s portfolio management team that took place in 2005 and ongoing oversight by management. The Board encouraged management to re-evaluate the team’s strategy and investment approach in an effort to improve Portfolio performance and meet the Board’s performance objective. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

The Core Focus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Core Plus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment grade bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one and three year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three and five year periods was in the second quartile and first quartile, respectively. The Board noted that the Portfolio’s performance results were mixed. In evaluating the Portfolio’s performance, the Board considered changes made to the Portfolio’s investment team in late 2006. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department. The Board was pleased with management’s efforts to enhance Portfolio performance and expressed confidence in the new team and its philosophy and processes.

The Focus Smid-Cap Growth Equity Portfolio – Lipper currently classifies the Portfolio as a small cap core fund, although management believes that, since implementing strategy changes in December 2005, the Portfolio’s objective and strategy is more closely aligned with those funds from the Lipper small cap growth and Lipper mid cap growth categories. Accordingly, the Lipper report prepared for this Portfolio compares the Portfolio’s performance to three Performance Universes consisting of the Portfolio and all retail and institutional small cap core funds, small cap growth funds and mid cap growth funds as selected by Lipper. When compared to the other small cap core funds, small cap growth funds and mid-cap growth funds, the Lipper report comparison showed that the Portfolio’s total return for the one and three year periods was in the fourth quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the strategy changes implemented in late 2005. The Board encouraged management to re-evaluate the strategy changes to improve Portfolio performance and meet the Board’s performance objective. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

The Global Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one, five, and 10 year periods was in the first quartile. The report further showed that the Portfolio’s return for the three year period was in the third quartile. The Board was satisfied that overall performance was above median.

The High-Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one, three, five, and 10 year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

The Intermediate Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional short-intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three, five, and 10 year periods was in the first quartile. The Board was satisfied with performance.

The International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one, three, five, and 10 year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance. Additionally, the Board was pleased with management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

The International Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three and five year periods was in the third quartile and first quartile, respectively. The Board noted that the Portfolio’s performance results were mixed but on an overall basis were above median, which was acceptable.

The Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international multi-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three, five, and 10 year periods was in the second quartile. The Board was satisfied with performance. Additionally, the Board was pleased with management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

The Large Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the fourth quartile of its Performance Universe. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Portfolio’s relatively short existence. The Board encouraged management to re-evaluate the team’s strategy and investment management approach in an effort to enhance future performance and meet the Board’s performance objective. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

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Other Fund information (unaudited)

Delaware Pooled Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Large-Cap Value Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one and five year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three and 10 year periods was in the second quartile. The Board was satisfied with performance. Additionally, the Board was pleased with management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

The Mid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for three year period was in the third quartile and the Fund’s total return for the five and 10 year periods was in the second quartile. The Board noted that the Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered investment strategy changes implemented in late 2006. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board’s performance objective.

The Real Estate Investment Trust Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three and five year periods was in the fourth quartile. The Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered changes to the Portfolio’s investment team in late 2006. The Board noted that the Portfolio’s relative performance had improved since implementing the personnel changes. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board’s performance objective.

The Small-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one and three year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five year period was in the second quartile. The Board noted that the Portfolio’s performance results were mixed. In evaluating the Portfolio’s performance, the Board considered the transitions in the Portfolio’s investment team that took place in 2005 and on-going oversight by management. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department. The Board satisfied itself that management was pursuing effective current action to enhance Portfolio performance and meet the Board’s performance objective.

The Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for its one year period since inception was in the second quartile. The Board was satisfied with performance. Additionally, the Board was pleased with management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of October 31, 2006. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Portfolio and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Portfolio’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The All Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Focus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Plus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Focus Smid-Cap Growth Equity Portfolio – When compared to other small-cap core funds, the expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other mid-cap funds and small-cap growth funds, the expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board noted that the investment manager had agreed to certain expense waivers and reimbursements to offset total expenses of the Portfolio. The Board was satisfied with the total expenses of the Portfolio in comparison to its Expense Groups as shown in the Lipper report.

The Global Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The High-Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Portfolio’s management fee, but noted that the Portfolio’s total expenses were not in line with the Boards’ objective. In evaluating the total expenses, the Board considered voluntary fee waivers in place through February 2008 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Portfolio’s total expense ratio and bring it in line with the Board’s objective.

The Intermediate Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expense were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The International Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Large-Cap Growth Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Large-Cap Value Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Mid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board noted that the investment manager had agreed to certain expense waivers and reimbursements to offset total expenses of the Portfolio. The Board was satisfied with the total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Real Estate Investment Trust Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Small-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board noted that the investment manager had agreed to certain expense waivers and reimbursements to offset total expenses of the Portfolio. The Board was satisfied with the total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

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Other Fund information (unaudited)

Delaware Pooled Trust

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement (continued)

The Smid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the level of management fees was reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels.

Fund management
Robert Akester
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Emerging Markets Portfolio

Prior to joining Mondrian Investment Partners Ltd. in 1996, Robert Akester was a director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. Akester holds a BS in Statistics and Economics from University College, London, and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Akester has managed The Emerging Markets Portfolio since its inception.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Fiona A. Barwick
Director of Regional Research —
Mondrian Investment Partners Ltd.
The International Equity Portfolio

Fiona A. Barwick joined Mondrian Investment Partners Ltd. in the spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Barwick is an associate of the UK Society of Investment Professionals and is a graduate of University College, London.

Marshall T. Bassett
Senior Vice President, Chief Investment Officer —
Emerging Growth Equity
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

Joanna Bates
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Joanna Bates joined the Mondrian Investment Partners Ltd. Fixed Income team in 1997, before which she was associate director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Bates is a senior portfolio manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Bates is a graduate of London University, and is an associate of the UK Society of Investment Professionals.

(continues)     207

Other Fund information (unaudited)

Delaware Pooled Trust

Nigel Bliss
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Nigel Bliss joined Mondrian Investment Partners Ltd. in July 1995 and is currently a member of the Pacific Equity team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. He commenced his career at Cazenove & Co. after graduating from the University of Manchester. Bliss is an associate of the UK Society of Investment Professionals.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Kenneth F. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond
Director and Chief Investment Officer, Developed Equity Markets —
Mondrian Investment Partners Ltd.
The International Equity Portfolio

Prior to joining Mondrian in the spring of 1991, Elizabeth A. Desmond was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. Desmond is a CFA charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.

Chuck M. Devereux
Senior Vice President, Director of Credit Research
The High-Yield Bond Portfolio

Chuck M. Devereux is the head of the firm’s taxable credit research department, and he also serves on a team responsible for some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/ VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio

Patrick G. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

In 1990, Clive A. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Management Ltd., and a portfolio manager at Legal and General Investment Management. His research responsibilities are focused today on companies operating in the world’s emerging equity markets. He has 20 years of experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. He is a member of Mondrian’s Equity Strategy Committee and the company’s Management Steering Committee.

(continues)     209

Other Fund information (unaudited)

Delaware Pooled Trust

Barry S. Gladstein, CFA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory M. Heywood, CFA
Vice President, Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio

Gregory M. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Heywood received a bachelor’s degree and an MBA from the University of California at Berkeley.

Christopher M. Holland
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

John Kirk
Director, Global Fixed Income & Currency —
Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Before joining Mondrian in 1998, John Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income. Kirk started his career at Ford Motor Company as a member of their operations research group. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of The CFA Society of Philadelphia.

Steven T. Lampe, CPA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Steven T. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Lampe received a bachelor’s degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Emma R. E. Lewis
Senior Portfolio Manager —
Mondrian Investment Partners Ltd.
The Labor Select International Equity Portfolio

Emma R. E. Lewis joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Lewis is currently a senior portfolio manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, Lewis began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. She is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. Lewis is an associate of the UK Society of Investment Professionals.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager,
Head of High Yield Investments
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May
Director and Chief Investment Officer, Developed Equity
Markets — Mondrian Investment Partners Ltd.
The International Equity Portfolio

Nigel G. May joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now also has responsibility for the North American and Small Cap teams. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. He is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering.

Victor Mostrowski
Vice President, Portfolio Manager — International Debt
The Core Plus Fixed Income Portfolio

Victor Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager — global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager — emerging markets equity. Mostrowski earned a bachelor’s degree in economics and an MBA in finance from Rider College.

(continues)     211

Other Fund information (unaudited)

Delaware Pooled Trust

Christopher A. Moth
Director and Chief Investment Officer, Global Fixed Income
& Currency — Mondrian Investment Partners Ltd.
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Christopher A. Moth joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. He is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Moth chairs the Global Fixed Income and Currency Committee meeting.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader — Large-Cap Value Focus Equity
The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager
The Core Plus Fixed Income Portfolio

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/ dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

David G. Tilles
Managing Director, Chief Executive Officer, Chief
Investment Officer — Mondrian Investment Partners Ltd.
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

David G. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as managing director and chief investment officer of Mondrian Investment Partners Limited, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was chief investment officer of Hill Samuel Investment Management Ltd.

Rudy D. Torrijos III
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Rudy D. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Michael S. Tung, M.D.
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer —
Focus Growth Equity
The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

(continues)     213

Other Fund information (unaudited)

Delaware Pooled Trust

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

Lori P. Wachs, CFA
Vice President, Portfolio Manager
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania.

Nashira S. Wynn
Vice President, Portfolio Manager
The Large-Cap Value Equity Portfolio

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II

Bob Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s. Most recently, Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     215

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Fund Officers and Portfolio Managers

Patrick P. Coyne
President — Delaware Management
Holdings, Inc.

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

Damon J. Andres
Vice President and Senior Portfolio Manager

Fiona Barwick
Director of Regional Research
Mondrian Investment Partners Limited

Marshall T. Bassett
Senior Vice President and Chief
Investment Officer — Emerging Growth Equity

Joanna Bates
Senior Portfolio Manager
Mondrian Investment Partners Limited

Nigel Bliss
Senior Portfolio Manager
Mondrian Investment Partners Limited

Christopher J. Bonavico
Vice President, Senior Portfolio Manager,
and Equity Analyst

Kenneth F. Broad
Vice President, Senior Portfolio Manager,
and Equity Analyst

Thomas H. Chow
Senior Vice President and Senior Portfolio
Manager

Elizabeth A. Desmond
Director and Chief Investment Officer —
Developed Equity Markets
Mondrian Investment Partners Limited

Chuck M. Devereux
Senior Vice President and Director of
Credit Research

Roger A. Early
Senior Vice President and Senior Portfolio
Manager

Christopher M. Ericksen
Vice President, Portfolio Manager, and
Equity Analyst

Patrick G. Fortier
Vice President, Portfolio Manager, and
Equity Analyst

Clive A. Gillmore
Deputy Managing Director and Senior
Portfolio Manager
Mondrian Investment Partners Limited

Barry S. Gladstein
Vice President and Portfolio Manager

Paul Grillo
Senior Vice President and Senior Portfolio
Manager

Gregory M. Heywood
Vice President, Portfolio Manager, and Equity Analyst

Christopher M. Holland
Vice President and Portfolio Manager

John Kirk
Director — Global Fixed Income & Currency
Mondrian Investment Partners Limited

Nikhil G. Lalvani
Vice President and Portfolio Manager

Steven T. Lampe
Vice President and Portfolio Manager

Emma R. E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Anthony A. Lombardi
Vice President and Senior Portfolio Manager

Kevin P. Loome
Senior Vice President, Senior Portfolio
Manager, and Head of High Yield
Investments

Nigel G. May
Director and Chief Investment Officer —
Developed Equity Markets
Mondrian Investment Partners Limited

Victor Mostrowski
Vice President and Portfolio Manager

Christopher A. Moth
Director and Chief Investment Officer —
Global Fixed Income & Currency
Mondrian Investment Partners Limited

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio
Manager, and Team Leader — Large-Cap
Value Focus Equity

Philip R. Perkins
Senior Vice President and Senior Portfolio
Manager

Daniel J. Prislin
Vice President, Senior Portfolio Manager,
and Equity Analyst

David G. Tilles
Managing Director, Chief Investment
Officer, and Chief Executive Officer
Mondrian Investment Partners Limited

Rudy D. Torrijos III
Vice President and Portfolio Manager

Michael S. Tung, M.D.
Vice President, Portfolio Manager

Jeffrey S. Van Harte
Senior Vice President and Chief
Investment Officer — Focus Growth
Equity

Robert A. Vogel, Jr.
Vice President and Senior Portfolio Manager

Lori P. Wachs
Vice President and Portfolio Manager

Nashira S. Wynn
Vice President and Portfolio Manager

Babak (Bob) Zenouzi
Senior Vice President and Senior Portfolio
Manager

Custodian
Mellon
Mellon Bank, N .A .
One Mellon Center
Pittsburgh, PA 15258

Independent Registered Public Accounting Firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment Sub-advisor for Certain Portfolios
Mondrian Investment Partners Limited
Fifth floor
10 Gresham Street
EC2V 7JD
United Kingdom

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Portfolios’ Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002
Fax 215 255-1162

(2527) AR-DPT [10/31] CGI 12/07 PO12462

Annual Report	Delaware
REIT Fund

October 31, 2007

                                           Value equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary.	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	10
> Statements of changes in net assets	11
> Financial highlights	12
> Notes to financial statements	18
> Report of independent registered public accounting firm	23
> Other Fund information	24
> Board of trustees/directors and officers addendum	26
> About the organization	28

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware REIT Fund

Nov. 13, 2007

The managers of Delaware REIT Fund provided the responses below as a review of the Fund’s activities for the fiscal year ended Oct. 31, 2007.

Q: Please describe the Fund’s performance and the REIT market in general during the 12-month period.

A: For the year ended Oct. 31, 2007, Delaware REIT Fund posted a positive return of 2.33% at net asset value and a decline of 3.57% at maximum offer price. Both figures represent performance for Class A shares with all distributions reinvested. At net asset value, the Fund outperformed its benchmark, the FTSE NAREIT Equity REITs Index (source: NAREIT), which gained 0.65%.

The year was a tumultuous one, both for the Fund and the REIT market as a whole, as it started well but saw sharply falling values for much of 2007. To put the year in perspective, it is important to look back momentarily and consider the multi-year bull market that occurred in equity REITs. Over the five-year period from Oct. 31, 2002, through Oct. 31, 2007, domestic REITs as a group had enjoyed average annual returns exceeding 20% and outperformed major U.S. stock indices (source: NAREIT). Historically low interest rates and injections of liquidity were engineered by the Federal Reserve as it sought to stimulate the economy. These actions created a boom in residential real estate markets. The ultimate effect in REIT markets was a major inflow of capital that led to acquisitions and privatizations, and pushed valuations ever higher.

By February 2007, the commercial real estate market peaked, with valuations hitting all-time highs. In the securitized and private equity real estate markets, valuations hit all-time highs, and cap rates — or the first-year yield on properties — were at all-time lows. In that month, the Blackstone Group closed its acquisition of Equity Office Properties Trust for $39 billion, the highest price ever paid for a REIT — a transaction that, in our opinion, was the REIT market’s climax.

The downturn that followed was spurred by surging default rates on subprime mortgages. These defaults were accompanied by softening home sales, failing mortgage companies, and dramatic write-downs by major investment and money-center banks. The results were tighter credit standards and an absence of liquidity that had fueled acquisition and buyout activity earlier in the period.

More widely, analysts were concerned that the problems in the housing market signaled potential for a recession. On Oct. 31, 2007, the last day of the Fund’s fiscal year, the Fed cut short-term rates for the third time in six weeks, saying that the pace of economic expansion will likely slow in the near term, but also that the upside risks to inflation roughly balance the downside risks to growth.

Q: In that environment, what accounted for the Fund’s performance?

A: Stock selection led the way to outperformance versus the index, while our sector allocation decisions resulted in a mildly negative contribution. Our overweights in regional malls and lodging contributed positively when comparing returns against the index, but our overweight in apartments detracted from relative performance.

In terms of stock selection, leading categories included specialty REITs and office, industrial, healthcare, lodging, and regional mall properties. We were rewarded by positions in office REITs, such as Boston Properties and Alexandria Real Estate Equities, which helped us post positive results in a type of REIT that experienced a setback during the period. Our outperformance was greatly enhanced by the takeover of Hilton Hotels.

New Plan Excel Realty proved to be a success among our shopping center holdings, as was Spirit Finance in freestanding REITs and ProLogis, an industrial REIT. Spirit Finance was later sold from the Fund. In the specialty category, REIT Plum Creek Timber made a significant contribution to Fund performance.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Q: Which decisions detracted the most from the Fund’s performance compared to your benchmark index?

A: We were hurt most by our underweighting in the specialty arena. Within the index, the sector contributed a positive return of nearly 24% and had a weight of about 4%. Meanwhile, we allocated less than 1% of net assets to the sector, and our specialty REIT holdings advanced by just more than 15% as a group.

Across the Fund, our weakest contributors included Apartment Investment and Management Company, Starwood Hotels and Resorts, Brandywine Realty Trust, Mack-Cali Realty, and Duke Realty. Among these holdings, the last three were sold because of anticipated declines in suburban office fundamentals, which include an increased supply, weaker job growth, and slowing rent growth. Sectors in which our stock picks collectively declined included specialty and diversified REITs.

It’s important to note that our practice is to control risk by not straying too far from our benchmark’s sector composition. We generally strive to maintain our sector allocations between 50% and 150% of their index weight. Beyond that, we generally limit the market value of any position to no more than 5% of total Fund holdings, or 2.5 percentage points more than its index weight. From time to time, some security positions may exceed these limits because of daily fluctuations in security prices.

In all aspects of the Fund strategy, we follow the investment objective as stated in the Fund prospectus, which is: “Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.” First and foremost, we focus on REITs that we believe have fundamentally strong business operations. And, we seek to avoid paying unreasonable multiples for growth.

Q: How was the Fund positioned at the end of the fiscal period?

A: We believed the U.S. economy and real estate markets would continue to weaken, and that U.S. REIT investors would see returns in the negative single digits. In the new REIT bear market, we had seen privately held real estate retain its value much better than publicly held real estate securities have, with many REITs trading at a discount to intrinsic value. We believed this divergence was due to differing opinions about the challenges that lay ahead for the economy and real estate prices.

Uncertainty about the future led us to take a defensive posture. REIT investors have recently favored properties that are better insulated against short-term economic stress, including properties featuring long-term leases and high-credit-quality tenants. As a result, we have been overweighting the regional mall, offices, and mixed use sectors. At the same time, the Fund was underweighted at fiscal year end in healthcare REITs, where we believed values had peaked, as well as in specialty, freestanding, and apartment REITs. We kept a neutral weight in industrial REITs.

2

Performance summary

Delaware REIT Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus for additional information.

Fund performance
Average annual total returns
Through Oct. 31, 2007	1 year	5 years	10 years	Lifetime
Class A* (Est. Dec. 6, 1995)
Excluding sales charge	+2.33%	+20.79%	+12.53%	+16.27%
Including sales charge	-3.57%	+19.38%	+11.87%	+15.69%

Class B (Est. Nov. 11, 1997)
Excluding sales charge	+1.52%	+19.87%	NA	+11.93%
Including sales charge	-1.41%	+19.65%	NA	+11.93%

Class C (Est. Nov. 11, 1997)
Excluding sales charge	+1.58%	+19.88%	NA	+11.77%
Including sales charge	+0.84%	+19.88%	NA	+11.77%

*Effective Nov. 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund’s original class (Pooled Trust Class) was changed to Class A, and a distribution fee of up to 0.30% of average daily net assets was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

Funds that concentrate investments in one industry, such as Delaware REIT Fund, may involve greater risks than more diversified funds, including more potential for volatility.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during periods shown — see exceptions that follow — in the Fund performance chart above and in the Performance of $10,000 Investment chart on the next page. No limitation was in place for the one-year periods of Class B and C shares, Institutional Class shares, and REIT Portfolio Class shares. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, Institutional, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Feb. 29, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Feb. 29, 2008, as described in the most recent prospectus.

4

The Fund’s net expense ratios for Class A, B, C, R, Institutional, and REIT Portfolio Class shares are 1.34%, 2.09%, 2.09%, and 1.59%, 1.09%, and 1.09%, respectively, as detailed in the most recent prospectus. Without the fee waivers, total operating expenses for Class A, B, C, R, Institutional, and REIT Portfolio Class shares would have been 1.39%, 2.09%, 2.09%, 1.69%, 1.09%, and 1.09%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2007, for the Delaware REIT Fund Class R shares were 2.03%, 14.89%, and 19.54%, respectively. Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Feb. 29, 2008.

The average annual total returns for the 1-year, 5-year, and lifetime (since Nov. 11, 1997) periods ended Oct. 31, 2007, for Delaware REIT Fund Institutional Class shares were 2.56%, 21.07%, and 12.87%, respectively. Institutional Class shares were first made available Nov. 11, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 6, 1995) periods ended Oct. 31, 2007, for Delaware REIT Fund Portfolio Class shares were 2.56%, 21.08%, 12.81%, and 16.51%, respectively. Portfolio Class shares were first made available Nov. 4, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance prior to Nov. 4, 1997, is based on the performance of the original class (established Dec. 6, 1995), which operated under a substantially similar expense structure.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of Oct. 31, 2007

Fund objective
The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

Total Fund net assets
$396 million

Number of holdings
37

Fund start date
Dec. 6, 1995

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
REIT Portfolio Class	DPRZX	246248785

Performance of a $10,000 Investment
Average annual total returns from Oct. 31, 1997, through Oct. 31, 2007

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
FTSE NAREIT Equity REITs Index	$10,000	$32,816
Delaware REIT Fund — Class A Shares	$9,425	$30,695

Chart assumes $10,000 invested in the Fund on Oct. 31, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the FTSE NAREIT Equity REIT Index as of Oct. 31, 1997.

The FTSE NAREIT Equity REITs Index is a composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period May 1, 2007 to October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 to October 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect for Class A and Class R shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware REIT Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratio	10/31/07*
Actual Fund Return
Class A	$1,000.00	$948.40	1.35%	$ 6.63
Class B	1,000.00	944.30	2.10%	10.29
Class C	1,000.00	944.30	2.10%	10.29
Class R	1,000.00	946.60	1.60%	7.85
Institutional Class	1,000.00	949.30	1.10%	5.40
The Real Estate
Investment Trust
Portfolio Class	1,000.00	949.20	1.10%	5.40
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.35%	$ 6.87
Class B	1,000.00	1,014.62	2.10%	10.66
Class C	1,000.00	1,014.62	2.10%	10.66
Class R	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,019.66	1.10%	5.60
The Real Estate
Investment Trust
Portfolio Class	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

6

Sector allocation and top 10 holdings

Delaware REIT Fund

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

	Percentage
Sector	of Net Assets
Common Stock	97.01%
Diversified REITs	6.55%
Health Care REITs	6.56%
Hotel REITs	6.20%
Industrial REITs	8.88%
Mall REITs	16.72%
Manufactured Housing REITs	1.33%
Multifamily REITs	13.85%
Office REITs	13.72%
Office/Industrial REITs	2.72%
Real Estate Operating Companies	3.75%
Self-Storage REITs	4.28%
Shopping Center REITs	10.95%
Specialty REITs	1.50%
Repurchase Agreements	3.53%
Securities Lending Collateral	22.61%
Total Value of Securities	123.15%
Obligation to Return Securities Lending Collateral	(22.61%	)
Liabilities Net of Receivables and Other Assets	(0.54%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Simon Property Group	8.66%
Vornado Realty Trust	6.55%
ProLogis	5.37%
Boston Properties	5.25%
General Growth Properties	4.83%
Public Storage	4.28%
Host Hotels & Resorts	4.23%
AvalonBay Communities	3.62%
AMB Property	3.51%
Equity Residential	3.48%

7

Statement of net assets

Delaware REIT Fund

October 31, 2007

	Number of
	Shares	Value
Common Stock – 97.01%
Diversified REITs – 6.55%
*Vornado Realty Trust	232,299	$25,952,444
		25,952,444
Health Care REITs – 6.56%
Health Care Property Investors	174,900	5,953,596
*Health Care REIT	188,000	8,326,520
*Ventas	272,700	11,696,103
		25,976,219
Hotel REITs – 6.20%
*Ashford Hospitality Trust	345,400	3,398,736
Hersha Hospitality Trust	406,110	4,390,049
*Host Hotels & Resorts	756,293	16,759,453
		24,548,238
Industrial REITs – 8.88%
*AMB Property	212,935	13,915,302
ProLogis	296,507	21,271,412
		35,186,714
Mall REITs – 16.72%
*General Growth Properties	351,854	19,126,783
*Macerich	149,600	12,822,216
*Simon Property Group	329,451	34,299,145
		66,248,144
Manufactured Housing REITs – 1.33%
*Equity Lifestyle Properties	105,000	5,275,200
		5,275,200
Multifamily REITs – 13.85%
*Apartment Investment & Management	175,100	8,182,423
*AvalonBay Communities	116,926	14,340,974
*BRE Properties	134,700	7,381,560
Equity Residential	329,900	13,783,222
*Essex Property Trust	65,592	8,096,021
*Home Properties	59,500	3,059,490
		54,843,690
Office REITs – 13.72%
*Alexandria Real Estate Equities	91,274	9,414,000
*Boston Properties	192,000	20,801,280
*Highwoods Properties	129,500	4,656,820
*Kilroy Realty	93,800	6,100,752
*SL Green Realty	110,853	13,375,523
		54,348,375
Office/Industrial REITs – 2.72%
*Digital Realty Trust	187,500	8,248,125
PS Business Parks	43,600	2,541,880
		10,790,005
Real Estate Operating Companies – 3.75%
Brookfield Properties	215,500	5,381,035
*Marriott International Class A	108,000	4,439,880
Starwood Hotels & Resorts Worldwide	88,550	5,034,953
		14,855,868
Self-Storage REITs – 4.28%
*Public Storage	209,200	16,938,924
		16,938,924
Shopping Center REITs – 10.95%
*Developers Diversified Realty	79,922	4,028,069
*Equity One	115,500	3,023,790
*Federal Realty Investment Trust	122,511	10,807,920
*Kimco Realty	275,800	11,451,217
Kite Realty Group Trust	216,704	3,926,676
*Regency Centers	141,761	10,133,076
		43,370,748
Specialty REITs – 1.50%
*Plum Creek Timber	132,900	5,936,643
		5,936,643
Total Common Stock
(cost $340,798,124)		384,271,212

	Principal
	Amount
Repurchase Agreements – 3.53%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $9,505,196,
collateralized by $4,660,000 U.S.
Treasury Notes 3.375%
due 9/15/09, market value
$4,639,805, $689,000
U.S. Treasury Notes
4.625% due 11/30/08, market
value $707,318, $551,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value $568,599,
$896,000 U.S. Treasury Notes
4.625% due 10/31/11, market
value $917,171, $689,000
U.S. Treasury Notes 4.875%
due 5/31/08, market value $706,105,
$887,000 U.S. Treasury Notes
4.875% due 8/31/08, market
value $899,815, and $1,219,000
U.S. Treasury Notes 5.625%
due 5/15/08, market value $1,260,284)	$9,504,000	9,504,000
With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be
repurchased at $4,479,561,
collateralized by $2,756,000
U.S. Treasury Notes 4.375%
due 12/15/10, market value
$2,841,241, $301,000
U.S. Treasury Notes 4.625%
due 8/31/11, market value $310,338,
and $1,407,000 U.S. Treasury
Notes 4.875% due 10/31/08,
market value $1,420,119)	4,479,000	4,479,000
Total Repurchase Agreements
(cost $13,983,000)		13,983,000
Total Value of Securities Before
Securities Lending Collateral – 100.54%
(cost $354,781,124)		398,254,212

8

	Number of
	Shares	Value
Securities Lending Collateral** – 22.61%
Investment Companies
Mellon GSL DBT II Collateral Fund	89,580,409	$89,580,409
Total Securities Lending Collateral
(cost $89,580,409)		89,580,409

Total Value of Securities – 123.15%
(cost $444,361,533)		487,834,621 ©
Obligation to Return Securities
Lending Collateral** – (22.61%)		(89,580,409)
Liabilities Net of Receivables
and Other Assets – (0.54%)		(2,130,325)
Net Assets Applicable to 22,386,097
Shares Outstanding – 100.00%		$396,123,887

Net Asset Value – Delaware REIT Fund
Class A ($153,050,830 / 8,651,412 Shares)		$17.69
Net Asset Value – Delaware REIT Fund
Class B ($48,299,702 / 2,732,514 Shares)		$17.68
Net Asset Value – Delaware REIT Fund
Class C ($50,819,090 / 2,874,173 Shares)		$17.68
Net Asset Value – Delaware REIT Fund
Class R ($5,734,478 / 324,108 Shares)		$17.69
Net Asset Value – Delaware REIT Fund
Institutional Class ($106,144,622 / 5,992,382 Shares)		$17.71
Net Asset Value – Delaware REIT Fund
The Real Estate Investment Trust Portfolio Class
($32,075,165 / 1,811,508 Shares)		$17.71

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$279,927,813
Accumulated net realized gain on investments		72,722,986
Net unrealized appreciation of investments		43,473,088
Total net assets		$396,123,887

*	Fully or partially on loan.
**	See Note 8 in “Notes to financial statements.”
©	Includes $86,804,804 of securities loaned.

REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware REIT Fund
Net asset value Class A (A)	$17.69
Sales charge (5.75% of offering price) (B)	1.08
Offering price	$18.77

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

9

Statement of operations

Delaware REIT Fund

Year Ended October 31, 2007

Investment Income:
Dividends	$8,217,463
Interest	652,196
Securities lending income	155,281
Foreign tax withheld	(14,922)	$9,010,018

Expenses:
Management fees	3,132,188
Distribution expenses – Class A	589,803
Distribution expenses – Class B	617,839
Distribution expenses – Class C	633,607
Distribution expenses – Class R	43,317
Dividend disbursing and transfer agent fees and expenses	1,056,204
Accounting and administration expenses	167,031
Reports and statements to shareholders	81,094
Registration fees	52,900
Trustees’ fees and benefits	52,261
Legal fees	45,537
Audit and tax	30,982
Insurance fees	9,694
Custodian fees	8,455
Consulting fees	7,047
Taxes (other than taxes on income)	3,611
Pricing fees	2,378
Dues and services	2,197
Trustees’ expenses	1,949	6,538,094
Less waived distribution expenses – Class A		(98,300)
Less waived distribution expenses – Class R		(7,220)
Less expense paid indirectly		(4,448)
Total operating expenses		6,428,126
Net Investment Income		2,581,892

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		76,056,618
Net change in unrealized appreciation/depreciation of investments		(71,576,480)
Net Realized and Unrealized Gain on Investments		4,480,138

Net Increase in Net Assets Resulting from Operations		$7,062,030

See accompanying notes

10

Statements of changes in net assets

Delaware REIT Fund

	Year Ended
	10/31/07	10/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,581,892	$6,520,878
Net realized gain on investments	76,056,618	120,378,871
Net change in unrealized appreciation/depreciation of investments	(71,576,480)	1,870,213
Net increase in net assets resulting from operations	7,062,030	128,769,962

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(3,544,357)	(5,160,519)
Class B	(615,411)	(971,081)
Class C	(635,545)	(973,132)
Class R	(112,408)	(94,702)
Institutional Class	(1,439,868)	(929,378)
The Real Estate Investment Trust Portfolio Class	(591,072)	(505,048)

Net realized gain on investments:
Class A	(59,633,929)	(35,742,262)
Class B	(19,015,529)	(9,854,981)
Class C	(19,051,491)	(9,687,807)
Class R	(2,030,845)	(596,265)
Institutional Class	(8,431,033)	(6,239,476)
The Real Estate Investment Trust Portfolio Class	(6,269,651)	(2,947,600)
	(121,371,139)	(73,702,251)
Capital Share Transactions:
Proceeds from shares sold:
Class A	37,483,626	45,981,073
Class B	1,948,844	2,121,641
Class C	6,347,116	6,025,471
Class R	4,623,837	3,733,832
Institutional Class	101,948,842	12,618,691
The Real Estate Investment Trust Portfolio Class	8,800,008	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	58,596,996	37,810,490
Class B	16,999,558	9,244,077
Class C	18,080,110	9,734,354
Class R	2,135,904	690,917
Institutional Class	8,610,863	6,377,222
The Real Estate Investment Trust Portfolio Class	6,860,723	3,452,648
	272,436,427	137,790,416
Cost of shares repurchased:
Class A	(116,107,319)	(166,562,209)
Class B	(23,428,420)	(22,076,904)
Class C	(26,584,464)	(24,179,678)
Class R	(6,024,671)	(2,301,011)
Institutional Class	(26,121,005)	(49,884,336)
The Real Estate Investment Trust Portfolio Class	—	(4,500,000)
	(198,265,879)	(269,504,138)
Increase (decrease) in net assets derived from capital share transactions	74,170,548	(131,713,722)
Net Decrease in Net Assets	(40,138,561)	(76,646,011)

Net Assets:
Beginning of year	436,262,448	512,908,459
End of year (there was no undistributed net investment income at either year end)	$396,123,887	$436,262,448

See accompanying notes

11

Financial highlights

Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.180	$21.390	$21.140	$17.400	$14.170

Income from investment operations:
Net investment income[1]	0.149	0.351	0.441	0.445	0.617
Net realized and unrealized gain on investments	0.372	5.910	2.101	4.333	3.531
Total from investment operations	0.521	6.261	2.542	4.778	4.148

Less dividends and distributions from:
Net investment income	(0.380)	(0.460)	(0.435)	(0.544)	(0.566)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	(0.352)
Total dividends and distributions	(7.011)	(3.471)	(2.292)	(1.038)	(0.918)

Net asset value, end of period	$17.690	$24.180	$21.390	$21.140	$17.400

Total return[2]	2.33%	33.45%	12.27%	28.43%	30.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,051	$231,367	$285,579	$308,100	$253,995
Ratio of expenses to average net assets	1.36%	1.34%	1.34%	1.40%	1.40%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.41%	1.39%	1.39%	1.58%	1.59%
Ratio of net investment income to average net assets	0.79%	1.65%	2.07%	2.35%	4.06%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.74%	1.60%	2.02%	2.17%	3.87%
Portfolio turnover	82%	60%	37%	43%	48%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.

See accompanying notes

12

Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.150	$21.360	$21.120	$17.380	$14.170

Income from investment operations:
Net investment income[1]	0.006	0.191	0.281	0.302	0.502
Net realized and unrealized gain on investments	0.373	5.911	2.089	4.338	3.518
Total from investment operations	0.379	6.102	2.370	4.640	4.020

Less dividends and distributions from:
Net investment income	(0.218)	(0.301)	(0.273)	(0.406)	(0.458)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	(0.352)
Total dividends and distributions	(6.849)	(3.312)	(2.130)	(0.900)	(0.810)

Net asset value, end of period	$17.680	$24.150	$21.360	$21.120	$17.380

Total return[2]	1.52%	32.50%	11.39%	27.54%	29.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,300	$71,206	$72,917	$85,009	$72,331
Ratio of expenses to average net assets	2.11%	2.09%	2.09%	2.15%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.11%	2.09%	2.09%	2.28%	2.30%
Ratio of net investment income to average net assets	0.04%	0.90%	1.32%	1.60%	3.31%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.04%	0.90%	1.32%	1.47%	3.16%
Portfolio turnover	82%	60%	37%	43%	48%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.150	$21.370	$21.120	$17.380	$14.170

Income from investment operations:
Net investment income[1]	0.006	0.191	0.281	0.302	0.502
Net realized and unrealized gain on investments	0.373	5.901	2.099	4.338	3.518
Total from investment operations	0.379	6.092	2.380	4.640	4.020

Less dividends and distributions from:
Net investment income	(0.218)	(0.301)	(0.273)	(0.406)	(0.458)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	(0.352)
Total dividends and distributions	(6.849)	(3.312)	(2.130)	(0.900)	(0.810)

Net asset value, end of period	$17.680	$24.150	$21.370	$21.120	$17.380

Total return[2]	1.58%	32.43%	11.44%	27.54%	29.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,819	$71,614	$70,860	$73,040	$58,206
Ratio of expenses to average net assets	2.11%	2.09%	2.09%	2.15%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.11%	2.09%	2.09%	2.28%	2.30%
Ratio of net investment income to average net assets	0.04%	0.90%	1.32%	1.60%	3.31%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.04%	0.90%	1.32%	1.47%	3.16%
Portfolio turnover	82%	60%	37%	43%	48%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

14

Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.180	$21.390	$21.130	$17.400	$15.620

Income from investment operations:
Net investment income[2]	0.102	0.297	0.373	0.377	0.331
Net realized and unrealized gain on investments	0.363	5.913	2.097	4.341	1.683
Total from investment operations	0.465	6.210	2.470	4.718	2.014

Less dividends and distributions from:
Net investment income	(0.324)	(0.409)	(0.353)	(0.494)	(0.234)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	—
Total dividends and distributions	(6.955)	(3.420)	(2.210)	(0.988)	(0.234)

Net asset value, end of period	$17.690	$24.180	$21.390	$21.130	$17.400

Total return[3]	2.03%	33.13%	11.90%	28.04%	13.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,734	$7,107	$4,168	$2,035	$353
Ratio of expenses to average net assets	1.61%	1.59%	1.66%	1.75%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.71%	1.69%	1.69%	1.88%	1.98%
Ratio of net investment income to average net assets	0.54%	1.40%	1.75%	2.00%	4.75%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	0.44%	1.30%	1.72%	1.87%	4.52%
Portfolio turnover	82%	60%	37%	43%	48% [4]

[1]Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]The average shares outstanding method has been applied for per share information.
[3]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
[4]Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     15

Financial highlights

Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.210	$21.410	$21.150	$17.410	$14.190

Income from investment operations:
Net investment income[1]	0.196	0.404	0.494	0.492	0.656
Net realized and unrealized gain on investments	0.366	5.923	2.101	4.341	3.520
Total from investment operations	0.562	6.327	2.595	4.833	4.176

Less dividends and distributions from:
Net investment income	(0.431)	(0.516)	(0.478)	(0.599)	(0.604)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	(0.352)
Total dividends and distributions	(7.062)	(3.527)	(2.335)	(1.093)	(0.956)

Net asset value, end of period	$17.710	$24.210	$21.410	$21.150	$17.410

Total return[2]	2.56%	33.81%	12.54%	28.78%	30.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,145	$32,166	$58,428	$53,261	$28,782
Ratio of expenses to average net assets	1.11%	1.09%	1.09%	1.15%	1.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.11%	1.09%	1.09%	1.28%	1.30%
Ratio of net investment income to average net assets	1.04%	1.90%	2.32%	2.60%	4.31%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.04%	1.90%	2.32%	2.47%	4.16%
Portfolio turnover	82%	60%	37%	43%	48%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

16

Delaware REIT Fund The Real Estate Investment Trust Portfolio Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$24.200	$21.410	$21.150	$17.410	$14.180

Income from investment operations:
Net investment income[1]	0.196	0.404	0.494	0.492	0.656
Net realized and unrealized gain on investments	0.376	5.913	2.101	4.341	3.530
Total from investment operations	0.572	6.317	2.595	4.833	4.186

Less dividends and distributions from:
Net investment income	(0.431)	(0.516)	(0.478)	(0.599)	(0.604)
Net realized gain on investments	(6.631)	(3.011)	(1.857)	(0.494)	(0.352)
Total dividends and distributions	(7.062)	(3.527)	(2.335)	(1.093)	(0.956)

Net asset value, end of period	$17.710	$24.200	$21.410	$21.150	$17.410

Total return[2]	2.56%	33.77%	12.54%	28.78%	30.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,075	$22,802	$20,956	$29,512	$26,620
Ratio of expenses to average net assets	1.11%	1.09%	1.09%	1.15%	1.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.11%	1.09%	1.09%	1.28%	1.30%
Ratio of net investment income to average net assets	1.04%	1.90%	2.32%	2.60%	4.31%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	1.04%	1.90%	2.32%	2.47%	4.16%
Portfolio turnover	82%	60%	37%	43%	48%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     17

Notes to financial statements

Delaware REIT Fund

October 31, 2007

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or, Fund) is a series of Delaware Pooled Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

18

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,184 for the year ended October 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended October 31, 2007, the Fund was charged $155,236 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit distribution and service fees through February 29, 2008 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Institutional Class and The Real Estate Investment Trust Portfolio Class shares pay no distribution and service expenses.

At October 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$253,091
Dividend disbursing, transfer agent, financial
administration fees and other expenses
payable to DSC	108,991
Distribution fees payable to DDLP	121,067
Other expenses payable to DMC and affiliates*	15,838

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2007, the Fund was charged $20,949 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2007, DDLP earned $57,079 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2007, DDLP received gross CDSC commissions of $11, $88,552, and $4,894 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years

(continues)     19

Notes to financial statements

Delaware REIT Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Fund was $52,910.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2007, the Fund made purchases of $334,748,920 and sales of $368,913,836 of investment securities other than short-term investments.

At October 31, 2007, the cost of investments for federal income tax purposes was $445,387,220. At October 31, 2007, net unrealized appreciation was $42,447,401, of which $52,143,500 related to unrealized appreciation of investments and $9,696,099 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	Year Ended
	10/31/07	10/31/06
Ordinary income	$13,695,662	$9,498,269
Long-term capital gain	107,675,477	64,203,982
Total	$121,371,139	$73,702,251

5. Components of Net Assets on a Tax Basis

As of October 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$279,927,813
Undistributed ordinary income	13,741,471
Undistributed long-term capital gain	60,007,202
Unrealized appreciation of investments	42,447,401
Net assets	$396,123,887

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferred losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2007, the Fund recorded the following reclassifications:

Accumulated net realized gain	$(4,356,769)
Undistributed net investment income	4,356,769

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/07	10/31/06
Shares sold:
Class A	1,936,522	2,162,639
Class B	97,297	99,791
Class C	330,083	285,368
Class R	238,141	173,379
Institutional Class	5,621,184	594,844
The Real Estate Investment
Trust Portfolio Class	485,130	—
Shares issued upon reinvestment of
dividends and distributions:
Class A	3,281,058	1,943,414
Class B	952,417	476,207
Class C	1,012,648	501,142
Class R	119,556	35,426
Institutional Class	482,740	327,518
The Real Estate Investment
Trust Portfolio Class	384,234	177,063
	14,941,010	6,776,791
Shares repurchased:
Class A	(6,133,386)	(7,889,649)
Class B	(1,265,805)	(1,040,410)
Class C	(1,433,396)	(1,137,734)
Class R	(327,515)	(109,773)
Institutional Class	(1,440,155)	(2,322,342)
The Real Estate Investment
Trust Portfolio Class	—	(213,863)
	(10,600,257)	(12,713,771)
Net increase (decrease)	4,340,753	(5,936,980)

For the years ended October 31, 2007 and 2006, 141,210 Class B shares were converted to 140,866 Class A shares valued at $2,767,624 and 164,232 Class B shares were converted to 163,903 Class A shares valued at $3,546,587, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s

20

7. Line of Credit (continued)

allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $86,804,804, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At October 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or certain permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

(continues)     21

Notes to financial statements

Delaware REIT Fund

12. Change in Custodian

On August 2, 2007, Mellon Bank N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase Bank served as the Fund’s custodian.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
89%	11%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

14. Distribution Information (Unaudited)

In September 2007, the Fund set forth estimates, on a book basis, of the sources from which the Fund’s quarterly distribution was paid. Subsequently, the sources of such distribution have been corrected in part. Listed below is a written statement of the sources of that quarterly distribution for each share class of the Fund, as corrected, on a book basis.

	Net
	Investment	Return of	Capital	Total
	Income	Capital	Gains	Distribution
Share Class	Per Share	Per Share	Per Share	Per Share
Class A	$0.039	—	$0.056	$0.095
Class B	$0.002	—	$0.056	$0.058
Class C	$0.002	—	$0.056	$0.058
Class R	$0.027	—	$0.056	$0.083
Class I	$0.051	—	$0.056	$0.107
Portfolio Class	$0.051	—	$0.056	$0.107

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

22

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Pooled Trust – The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust) (the “Fund”) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 19, 2007

23

Other Fund information (unaudited)

Delaware REIT Fund

Board Consideration of Delaware REIT Fund Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one, three and five year periods was in the fourth quartile of its Performance Universe and that the Fund’s total return for the 10 year period was in the second quartile. The Board stated that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered changes made to the Fund’s investment team and processes in 2006. The Board noted that the Fund’s performance had improved since implementing the personnel changes. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department. The Board commended management’s efforts to enhance Fund performance and expressed confidence in the new team and its philosophy and processes.

24

Board Consideration of Delaware REIT Fund Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

25

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

26

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President —
19103			Mergers & Acquisitions
(January 2003–January 2006), and
July 31, 1948			Vice President
(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served in	84	None[4]
2005 Market Street	and Treasurer	since	various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

About the organization

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

28

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments® secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

  Hassle-free investing — Make online purchases and redemptions at any time.

  Simplified tax processing — Automatically retrieve your Delaware Investments accounts’ 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax® OnlineSM and Desktop software — www.turbotax.com.

  Less mail clutter — Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern time, for assistance with any questions.

(2946)	Printed in the USA
AR-095 [10/07] CGI 12/07	MF-07-11-047 PO12460

2

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

3

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $368,500 for the fiscal year ended October 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

4

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $322,900 for the fiscal year ended October 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

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     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $129,520 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $61,500 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

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     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

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     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $383,882 and $320,720 for the registrant’s fiscal years ended October 31, 2007 and October 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

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Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:      DELAWARE POOLED TRUST

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 4, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 4, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2008

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